UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07583

HSBC ADVISOR FUNDS TRUST
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

October 31st, 2008

HSBC Investor Funds

Annual Report

FIXED INCOME FUNDS

HSBC Investor Core Plus

Fixed Income Fund

HSBC Investor Core Plus

Fixed Income Fund (Advisor)

HSBC Investor High Yield

Fixed Income Fund

HSBC Investor Intermediate Duration

Fixed Income Fund

HSBC Investor New York Tax-Free

Bond Fund

EQUITY FUNDS

HSBC Investor Growth Fund

HSBC Investor Mid-Cap Fund

HSBC Investor Opportunity Fund

HSBC Investor Opportunity Fund (Advisor)

HSBC Investor Overseas Equity Fund/

HSBC Investor International Equity Fund

HSBC Investor Value Fund

(This Page Intentionally Left Blank)

Glossary of Terms

Barclays Capital Intermediate U.S. Aggregate Index (formerly Lehman Brothers Intermediate U.S. Aggregate Index) is an unmanaged index generally representative of investment-grade issues with maturities between three- and ten-years.

Barclays Capital New York Tax Exempt Index (formerly Lehman Brothers New York Tax Exempt Index) is an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value.

Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Citigroup U.S. High Yield Market Capped Index, the “U.S. High Yield Market Capped Index” uses the U.S. High-Yield Market Index as its foundation imposing a cap on the par amount of each issuer in order to limit the impact of large issuers while retaining the characteristics of the issuer’s distribution across different maturities. The U.S. High-Yield Market Index captures the performance of below-investments-grade debt issued by corporations domiciled in the United States or Canada.

Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lipper High Current Yield Funds Average is an average of managed mutual funds that aim at high (relative) current yield from fixed income securities, which have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment-Grade Debt Funds Average is an average of managed mutual funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five- to ten-years.

Lipper International Large-Cap Core Funds Average is an average of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap specific subset of the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Growth Funds Average is an average of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an average of managed mutual of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor’s MidCap 400 Index.

Lipper Multi-Cap Value Funds Average is an average of managed mutual of managed funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

Lipper New York Municipal Debt Funds Average is an average of managed mutual funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Russell Universe - Russell is a recognized leader in consulting, multi-manager investing and institutional investment management. Our consultants advise clients on more than $2 trillion in assets. We deliver investment programs to over 2,000 clients in 44 countries. With more than $230 billion in assets in our funds, Russell researchers meet with over 4,000 investment managers around the world to evaluate their investment process.

Russell 1000® Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index is an unmanaged index which easures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The companies which comprise this index have high price-to-book ratios and higher forecasted growth values.

Russell 2500™ Growth Index is an unmanaged index which measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index.

Chairman’s Message

Dear Shareholder,

Over the past eighteen months, the financial markets have experienced arguably the most difficult conditions in recent history. The underlying causes of the market’s significant and persistent downturn have had devastating effects on corporations around the world. The value of equity, fixed income and even money market securities has all been affected by the slowing economy, decreasing corporate earnings and the lack of available credit to support business operations. Many organizations with renowned histories of success and profitability are now seeking government relief in order to remain solvent. The result has been significant double-digit losses for U.S. and international market indices over the past year.

During this period of extreme volatility, the HSBC Investor Funds (the “Funds”) were committed to offering sound, long-term investment solutions to investors. Now, more than ever, the Funds are diligently seeking and working with investment sub-advisers who can assist in navigating through this market environment. Moreover, the Board of Trustees is also aware that the Funds’ ability to execute shareholder instructions in an accurate and timely manner is also an important part of a fund’s overall performance. In performing its oversight role, the Board continuously attempts to maintain the highest level of responsiveness to shareholders.

Recognizing its responsibility to shareholders, the Board considers a wide range of factors including relative expertise and the financial viability in selecting the Funds’ service providers. We believe that aligning the Funds’ interests with strong partners provides a tangible benefit to shareholders, now and in the future.

We understand that these are extremely challenging times in the financial markets. We remain committed to managing the HSBC Investor Funds in a prudent and consistent manner for long-term performance.

For further market insight and investment results for the Funds, please see our portfolio manager commentary in this Annual Report.

Thank you for your investment in the HSBC Investor Funds.

Sincerely,

Larry M. Robbins, Chairman, HSBC Investor Funds

1	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The 12-month period from November 1, 2007 through October 31, 2008 was extraordinarily challenging for the U.S. economy and the global financial system. Over the course of this period, a growing number of signs indicated that the health of the economy was deteriorating and the risk of a recession was rising. In addition, a number of financial institutions faced serious problems and incurred heavy financial losses that threatened their ability to operate.

These issues largely stemmed from the housing market’s prolonged downturn. Rising default rates on subprime mortgages during the period generated huge losses for a wide variety of global financial institutions, which had invested heavily in securities that were backed by those risky mortgages. The losses were so severe that they eventually resulted in the collapse of Bear Sterns, Lehman Brothers and others, the nationalization of Fannie Mae and Freddie Mac, the failure of some banks and the forced mergers of several financial institutions. In that environment, lenders became suspicious of borrowers’ financial health and significantly reduced their willingness to lend money. The result was a crisis that effectively froze the credit markets and depressed economic growth.

The economic slowdown and declining home prices were particularly hard on consumers, who account for approximately two-thirds of U.S. economic activity. Retail sales fell sharply, real personal incomes declined, unemployment rose to its highest levels in years and consumer confidence plummeted. Corporate profits declined and U.S. Gross Domestic Product1 growth fell during two of the past four quarters (through the third quarter of 2008).

Problems in the U.S. economy spread overseas, creating fears of a global economic downturn. Consensus 2009 forecasts for economic growth in Europe and Asia declined during the third quarter, driven lower by factors such as falling business activities and confidence.

Aggressive steps were taken during the period to stabilize the credit markets and respark the economy. For example, the Federal Reserve Board (the “Fed”) cut its target short-term interest rate, the federal funds rate, from 4.50% in November to 1.00% by the end of October in an effort to inject liquidity into the markets. The Fed also established and increased auction lending facilities. Additionally, the U.S. government began implementing a $700 billion financial bailout package, and helped engineer the rescue of several large financial institutions and guaranteed senior debt issued by banks. Governments in Europe and Asia adopted similar strategies to improve sentiment and ease the strains in their financial systems.

The weak economy did have some relatively positive consequences. Energy prices, which had risen sharply during the first half of the period as the price of oil soared to record highs, fell significantly during later months. Falling commodity prices also reduced inflationary pressures, giving central banks around the world a greater ability to target their monetary policy to support growth, liquidity and financial market stability.

Market Review

The U.S. stock market was extremely volatile during the period as investors reacted strongly to new developments in the economy, the housing sector and the financial markets. Investors during most of the period fled from stocks into assets that were perceived to be safer, such as high-quality government bonds and cash. The S&P 500 Index1 returned -36.08% for the 12-month period ended October 31, 2008. Small-company stocks, represented by the Russell 2000® Index1, returned
-34.16%.

Shares of financial services firms suffered particularly large declines during the period due to the turmoil in the credit and banking system and concerns that more problems could occur if the subprime mortgage crisis spread. Consumer discretionary stocks also posted significant losses as increasingly nervous consumers cut their spending on non-essential items. Investors also shunned shares of auto-related companies, which faced critical credit shortages and an uncertain future.

The energy sector posted strong returns during the first half of the period as the price of oil and other commodities rose, but lagged later in the period as oil prices fell sharply. Conversely, health care stocks outperformed the overall market, especially as economic conditions worsened during the final months of the period.

Foreign stocks also delivered negative returns, as banks worldwide suffered from their exposure to problem assets related to the mortgage industry and the outlook for global economic growth worsened. The MSCI EAFE Index1 of developed foreign stock markets returned -46.34% during the period. Emerging markets stocks also suffered as investors avoided the perceived riskiness of developing markets in favor of assets they believed to be more stable. Falling commodity prices during the second half of the period also hurt some emerging economies, which are heavily dependent on commodity exports.

The Barclays Capital U.S. Aggregate Index1, which tracks the broad fixed-income markets, returned 0.3% for the period. High-quality government bonds, such as those issued by the U.S. Treasury, performed well as investors seeking to avoid risk fled into these securities. The rally pushed yields for government bonds lower, particularly among short-term fixed-income securities. Investors favored shorter maturities as they focused on liquidity and safety during the period of heightened market volatility. Other types of fixed-income securities—including corporate bonds and high-yield bonds—performed poorly, as investors favored the stability of government-backed bonds and worried about companies’ ability to fulfill their debt obligations in a weak economic environment. As a result, the spread between yields on government securities and corporate bonds widened substantially.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	2

Portfolio Reviews

HSBC Investor Core Plus Fixed Income Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Halbis Capital Management (USA) Inc., Broad Markets Fixed Income Team

The HSBC Investor Core Plus Fixed Income Fund (the “Fund”) seeks to maximize total return, consistent with reasonable risk. The “total return” sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund utilizes a two-tier structure, commonly known as a “master-feeder,” in which the Fund invest all of its investable assets in the HSBC Investor Core Plus Fixed Income Portfolio (the “Portfolio”). The Fund employs Halbis Capital Management (USA) Inc. as subadviser to the Portfolio.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

Market Commentary

For the 12-month period ended October 31, 2008, the Class I Shares of the Fund produced a -8.60% total return, and the Class A Shares returned -8.99% (without sales charge). That compared to a total return of 0.30% and -7.01% for the Barclays Capital U.S. Aggregate Index1 (formerly Lehman Brothers U.S. Aggregate Index) and the Lipper Intermediate Investment-Grade Debt Funds Average1, respectively.

Past performance is no guarantee of future results.

Portfolio Performance

The period was marked by a worsening of the credit crisis, which led to the failure of several financial institutions as well as federal bailouts for select banks and insurers. Liquidity in the credit markets and money markets evaporated in that environment, which led to a standstill in investment activity. Investors during the period favored the relative safety of Treasury securities and shunned all other fixed-income securities. Sector exposure in anything other than Treasury securities resulted in negative returns.

The main driver of the Fund’s underperformance relative to its benchmarks was its overweight positions in mortgage-backed and corporate securities. Our strategy of emphasizing various types of “spread” bonds—bonds that offer higher yields than Treasuries—is designed to provide shareholders with greater income over time. Although these securities offered attractive yields relative to Treasury bonds, they performed poorly as investors flocked to Treasuries and avoided other sectors of the bond market.*

For much of the period, the Fund focused on intermediate-term securities and maintained a duration slightly longer than that of its benchmarks. That strategy benefited the fund as such securities offered more attractive yields shorter-term issues.

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

3	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Core Plus Fixed Income Fund - As of October 31, 2008

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds’ benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[5]

As of October 31, 2008	Inception Date	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor Core Plus Fixed Income Fund Class A1	8/26/96	-13.29	0.77	3.31	4.19	1.41	0.70

HSBC Investor Core Plus Fixed Income Fund Class B2	1/6/98	-13.13	0.99	3.35	3.42	2.16	1.45

HSBC Investor Core Plus Fixed Income Fund Class C3	11/4/98	-10.56	0.96	—	3.06	2.16	1.45

HSBC Investor Core Plus Fixed Income Fund Class I**	1/9/95	-8.60	2.07	4.24	5.66	0.72	0.45

Barclays Capital U.S. Aggregate Index[4]	—	0.30	3.48	5.00	N/A	N/A	N/A

Lipper Intermediate Investment-Grade Debt Funds Average[4]	—	-7.01	1.28	3.73	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

During the years ended October 31, 2007 and 2008, the Portfolio the Fund invests in received monies related to certain nonrecurring litigation settlements. Without the receipt of this payment, the returns for applicable periods would have been lower.

**	The Class I Shares of the HSBC Core Plus Fixed Income Fund are part of the Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 4.75%.

[2]	Reflects the contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

The Fund’s performance is measured against the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	4

Portfolio Reviews

HSBC Investor High Yield Fixed Income Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Halbis Capital Management (USA) Inc., High Yield Team

The HSBC Investor High Yield Fixed Income Fund (the “Fund”) seeks to provide a high level of current income and capital appreciation. HSBC Global Asset Management (USA) Inc. serves as investment adviser to the Fund. The Halbis High Yield Team provides the day to day management of the portfolio. The Team’s philosophy is focused on delivering sustainable value added performance in the high yield fixed income market. The investment approach is a combination of top-down sector/ industry selection and bottom-up security/quality selection. The team rotates sectors and themes within the high yield universe during different market environments seeking to add value, endeavoring to take advantage of market inefficiencies in order to outperform in both up and down markets. The Fund employs Halbis Capital Management (USA) Inc. as subadviser to the Portfolio.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. High yield bonds are subject to greater risks than investment grade bonds, such as the increased risk of default because of the lower credit quality of the issues.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

Market Commentary

The Fund delivered a total return of -26.01% (without sales charge) for Class A Shares and -25.83% for Class I Shares for the period ended October 31, 2008. That compared to -24.05% and -25.13% total return for the Fund’s benchmarks, the Citigroup U.S. High Yield Market Capped Index1 and the Lipper High Current Yield Funds Average1, respectively.

Past performance does not guarantee future results.

Portfolio Performance

High-yield bonds performed poorly during the period under review, which was characterized by a severe economic slowdown and a deepening credit crisis that led to unprecedented moves by the U.S. government to attempt to shore up the economy and the financial system. Investors in that environment flocked to Treasury securities with extremely high levels of liquidity and safety, and shunned high-yield bonds due to fears that the companies issuing such bonds would default on their obligations. In addition, liquidity in the high-yield market was often extremely tight, making it difficult to buy and sell securities.

The Fund’s performance remained relatively in line or slightly under its benchmark indices during the period which was the result of several key strategies. Our decision to underweight the homebuilding, building products and financial sectors contributed to strong relative performance, as these industries suffered due to the weak economy, the credit crisis and the prolonged downturn in the housing market. We also overweighted the energy and utilities sectors. Energy prices soared during the first half of the period, and energy companies remained healthy despite a downturn in energy prices during the second half of the period. Additionally, we increased the Fund’s overall credit quality whenever possible. That benefited performance as investors favored higher-quality bonds.*

The Fund’s relatively large position in bonds of gaming companies dampened performance somewhat. As the economic environment deteriorated throughout the period, consumers cut back on their discretionary spending—hurting revenues among companies in the gaming sector.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

5	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor High Yield Fixed Income Fund - As of October 31, 2008

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds’ benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance		Average Annual Total Return (%)		Expense Ratio (%)[5]

As of October 31, 2008	Inception Date	1 Year	Since Inception	Gross	Net

HSBC Investor High Yield Fixed Income Fund Class A1	11/18/05	-29.53	-6.58	2.93	0.80

HSBC Investor High Yield Fixed Income Fund Class B2	11/21/05	-29.25	-6.27	3.68	1.55

HSBC Investor High Yield Fixed Income Fund Class C3	12/14/05	-27.30	-5.99	3.68	1.55

HSBC Investor High Yield Fixed Income Fund Class I	11/18/05	-25.83	-4.78	2.68	0.55

Citigroup U.S. High Yield Market Capped Index[4]	—	-24.05	N/A	N/A	N/A

Lipper High Current Yield Funds Average[4]	—	-25.13	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

[1]	Reflects the maximum sales charge of 4.75%.

[2]	Reflects the contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

The Citigroup U.S. High Yield Market Capped Index, the “U.S. High Yield Market Capped Index” uses the U.S. High-Yield Market Index as its foundation imposing a cap on the par amount of each issuer in order to limit the impact of large issuers while retaining the characteristics of the issuer’s distribution across different maturities. The U.S. High-Yield Market Index captures the performance of below-investments-grade debt issued by corporations domiciled in the United States or Canada. The Merrill Lynch U.S. High Yield Master II Index measures the performance of the broad high yield market. The Indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	6

Portfolio Reviews

HSBC Investor Intermediate Duration Fixed Income Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Halbis Capital Management (USA) Inc., Broad Markets Fixed Income Team

The HSBC Investor Intermediate Duration Fixed Income Fund (the “Fund”) seeks to maximize total return, consistent with reasonable risk. The “total return’’ sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund utilizes a two tier structure, commonly known as “master-feeder,” in which the Fund invests all of its investable assets in the HSBC Investor Intermediate Duration Fixed Income Portfolio (the “Portfolio”). Under normal market conditions, the Portfolio invest at least 80% of its net assets in fixed income securities. The Portfolio expects to maintain an average portfolio duration with respect to fixed income securities of 3 to 6 years. The Fund employs Halbis Capital Management (USA) Inc. as subadviser to the Portfolio.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

Market Commentary

The Fund returned -6.90% (without sales charge) for the Class A Shares and -6.56% for the Class I Shares during the 12-month period ended October 31, 2008. That compared to a total return of 1.48% and -7.01% for the Barclays Capital Intermediate U.S. Aggregate Index (formerly Lehman Brothers Intermediate U.S. Aggregate Index)1 and the Lipper Intermediate Investment-Grade Debt Funds Average1.

Past performance is no guarantee of future results.

Portfolio Performance

The collapse of the subprime mortgage market led to the failure of several financial institutions during the period as the credit market dried up and lending activity froze. Other financial institutions, including banks and insurers, were rescued by federal bailouts. In that environment, investors fled to high-quality issues, favoring Treasury bonds over other securities in the fixed-income market.

The Fund underperformed its benchmarks in large part due to its focus on sectors other than Treasuries. Our strategy of emphasizing various types of “spread” bonds—bonds that offer higher yields than Treasuries—is designed to provide shareholders with greater income over time. However, such issues significantly underperformed during the period as investors shunned any fixed-income securities outside of the Treasury market.*

As investors sought liquidity and relative safety in short-term Treasury issues, the yield curve steepened and longer-term securities offered higher yields. The Fund maintained a duration slightly longer than that of its benchmarks. That strategy benefited the fund as such securities offered higher yields than shorter-term issues.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

7	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Intermediate Duration Fixed Income Fund - As of October 31, 2008

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds’ benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[5]

As of October 31, 2008	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

HSBC Investor Intermediate Duration Fixed Income Fund Class A1	2/7/01	-11.31	1.13	2.78	1.67	0.65

HSBC Investor Intermediate Duration Fixed Income Fund Class B2	2/15/01	-11.13	1.35	2.82	2.42	1.40

HSBC Investor Intermediate Duration Fixed Income Fund Class C3	2/13/01	-8.38	1.36	2.64	2.42	1.40

HSBC Investor Intermediate Duration Fixed Income Fund Class I	1/23/01	-6.56	2.39	3.77	1.42	0.40

Barclays Capital Intermediate U.S. Aggregate Index[4]	—	1.48	3.56	N/A	N/A	N/A

Lipper Intermediate Investment-Grade Debt Funds Average[4]	—	-7.01	1.28	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

During the years ended October 31, 2007 and 2008, the Portfolio the Fund invests in received monies related to certain nonrecurring litigation settlements. Without the receipt of this payment, the returns for applicable periods would have been lower.

[1]	Reflects the maximum sales charge of 4.75%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

The Fund’s performance is measured against the Barclays Capital Intermediate U.S. Aggregate Index (formerly Lehman Brothers Intermediate U.S. Aggregate Index), an unmanaged index generally representative of investment-grade issues with maturities between three- and ten-years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	8

Portfolio Reviews

HSBC Investor New York Tax-Free Bond Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Halbis Capital Management (USA) Inc., Broad Markets Fixed Income Team

The HSBC Investor New York Tax-Free Bond Fund (the “Fund”) seeks to provide shareholders with income exempt from regular federal, New York State and New York City personal income taxes. The Fund employs Halbis Capital Management (USA) Inc. as subadviser to the Portfolio.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

Market Commentary

The Fund delivered a total return of -2.20% (without sales charge) for Class A Shares and -1.96% for Class I Shares for the 12-month period ended October 31, 2008. That compared to -2.25% and -7.30% for the Fund’s benchmarks, the Barclays Capital New York Tax Exempt Index (formerly Lehman Brothers New York Tax Exempt Index)1 and the Lipper New York Municipal Debt Funds Average1, respectively.

Past performance does not guarantee future results.

Portfolio Performance

The fixed-income markets were negatively impacted by the deepening of the credit and liquidity crisis during the period, and most debt securities (including municipal bonds) performed poorly. The exception was U.S. Treasury securities, which benefited from investors’ flight to quality as concerns mounted over the weakness of the economy and the rising threat of recession. In the municipal bond market, the collapse of several municipal bond insurers caused bond prices to fall. The Fund posted negative returns in that environment, as prices of the Fund’s underlying securities declined.

The Fund outperformed its benchmark and its peer group during the period in part by maintaining a relatively short average maturity, which helped reduce the Fund’s interest rate exposure. Longer-term securities underperformed significantly as the yield curve steepened during the period. By focusing on intermediate-term municipal securities, the Fund’s relative performance benefited.*

We also maintained very high credit quality in the Fund’s portfolios. That strategy helped the Fund’s performance relative to its benchmark and peer group as investors concerned about the weakening economy and the credit crisis favored such high-quality investments.

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

9	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor New York Tax-Free Bond Fund - As of October 31, 2008

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds’ benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[5]

As of October 31, 2008	Inception Date	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor New York Tax-Free Bond Fund Class A1	5/1/95	-6.84	1.02	2.78	4.04	0.88	0.88

HSBC Investor New York Tax-Free Bond Fund Class B2	1/6/98	-6.71	1.25	2.83	3.07	1.63	1.63

HSBC Investor New York Tax-Free Bond Fund Class C3	11/4/98	-3.78	1.24	—	2.54	1.63	1.63

HSBC Investor New York Tax-Free Bond Fund Class I	7/1/96	-1.96	2.26	3.54	4.42	0.63	0.63

Barclays Capital New York Tax Exempt Index[4]	—	-2.25	2.86	4.22	N/A	N/A	N/A

Lipper New York Municipal Debt Funds Average[4]	—	-7.30	1.30	2.83	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

[1]	Reflects the maximum sales charge of 4.75%.

[2]	Reflects the contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

The Fund’s performance is measured against the Barclays Capital New York Tax Exempt Index (formerly Lehman Brothers New York Tax Exempt Index), an unmanaged index composed of investment-grade New York tax-exempt securities, all having a $50 million minimum maturity value. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	10

Portfolio Reviews

HSBC Investor Growth Fund

(Class A Shares, B Shares, C Shares and I Shares)
by Clark J. Winslow, Chief Executive Officer/Portfolio Manager
Justin H. Kelly, CFA, Managing Director/Portfolio Manager
R. Bart Wear CFA, Managing Director/Portfolio Manager

The HSBC Investor Growth Fund (the “Fund”) seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two tier structure, commonly known as a “master-feeder”, and invests all of its investable assets in the HSBC Investor Growth Portfolio (the “Portfolio”), which acts as the master fund. Effective May 12, 2008, Winslow Capital Management Inc, replaced Waddell & Reed Investment Management Company (Waddell & Reed) as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned -38.23% (without sales charge) for the Class A Shares and -38.07% for the Class I Shares for the 12-month period ended October 31, 2008. That compared to a -36.95% for the Russell 1000® Growth Index1 and a -38.55% return for the Lipper Large-Cap Growth Funds Average1.

Past performance does not guarantee future results.

Portfolio Performance

The subprime mortgage crisis continued to worsen during the period, forcing the federal government to bail out several failing financial institutions. That environment had a significantly negative impact on both the domestic and international equity markets.

The Fund’s returns relative to the benchmark benefited from its overweight position in the health care sector. Health care stocks outperformed the market as a whole—especially during the three months through September, which were among the most difficult of the 12-month period under review. Stock selection among financial services shares also benefited performance relative to the benchmark, despite the poor performance of the overall sector throughout the period.*

Stock selection in the consumer staples and technology sectors hurt performance relative to the benchmark. The Fund’s holdings in the energy sector hurt relative returns as well. Oil prices declined steeply off of July highs, and investors sold energy shares as a result.*

It is clear that the global economic outlook is negative. However, we see valuations for many companies at levels similar to those we encountered in late 2002 and early 2003. We remain focused on implementing our investment discipline: we will continue to focus on companies with strong potential future earnings growth, attractive absolute valuations, favorable risk/reward and downside protection, and catalysts/ inflection points to improve /sustain profitability or recognize value.

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

11	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Growth Fund - As of October 31, 2008

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds’ benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[6]

As of October 31, 2008	Inception Date		1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Growth Fund Class A1	5/7/04	[5]	-41.30	-6.45	-1.74	1.21	1.20

HSBC Investor Growth Fund Class B2	5/7/04	[5]	-40.95	-6.07	-1.35	1.96	1.95

HSBC Investor Growth Fund Class C3	5/7/04	[5]	-39.21	-5.52	-1.34	1.96	1.95

HSBC Investor Growth Fund Class I	5/7/04	[5]	-38.07	-4.61	-0.38	0.96	0.95

Russell 1000® Growth Index[4]	—		-36.95	-5.90	N/A	N/A	N/A

Lipper Large-Cap Growth Funds Average[4]	—		-38.55	-6.97	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call
1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

During the year ended October 31 2008, the Portfolio the Fund invests in received monies related to certain nonrecurring litigation settlements. Without the receipt of this payment, the returns for applicable periods would have been lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Growth Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	12

Portfolio Reviews

HSBC Investor International Equity Fund

HSBC Investor Overseas Equity Fund (Class A Shares, B Shares, C Shares, and I Shares)
by Kevin F. Simms
Co-CIO International Value Equities and Director of Research – Global and International Value Equities
AllianceBernstein Investment Research and Management

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the “Funds”) seek to provide their shareholders with long-term growth of capital and future income by investing at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. The Portfolio may invest up to 20% of its assets in equity securities of companies in emerging markets. The Funds employ a two-tier fund structure, known as “master-feeder,” in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the “Portfolio”). The Portfolio employs AllianceBernstein L.P. (“AllianceBernstein”), a unit of AllianceBernstein Investment Research and Management as subadviser.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

For the 12-month period ended October 31, 2008, the Class I Shares of the HSBC Investor International Equity Fund produced a -51.92% return and the Class A Shares of the HSBC Investor Overseas Equity Fund returned -52.63% (without sales charge). That compared to a total return of -46.34% and -47.80% for the Funds’ benchmarks, the MSCI EAFE Index1 and the Lipper International Large-Cap Core Funds Average1.

Past performance does not guarantee future results.

Portfolio Performance

Investor worries about slowing global economic growth and further repercussions from the subprime mortgage crisis dominated financial markets during the period under review, contributing to the Fund’s negative performance. The U.S. and U.K. housing markets continued to decline, and banks worldwide suffered from exposure to problem assets related to the mortgage industry. Global stocks declined during the period as prospects for economic growth fell sharply.

The Fund’s sector selection hurt relative returns, due primarily to underweight positions in shares of consumer staples, medical and utilities firms. The Fund’s overweight position in financials also dragged on returns, as these companies suffered some of the period’s largest losses.*

Security selection weighed on the Fund’s performance relative to its benchmark. Key detractors included shares of U.K. banks with significant exposure to that country’s housing market. Meanwhile, softening consumer spending hurt performance among shares of certain automakers in the Fund’s portfolio. Those events cascaded through the supply chain, eventually weakening shares of some materials firms in the Fund’s portfolio.

The Fund’s investment in shares of certain securities enhanced its relative performance. Such securities included a major Japanese utility, a French financial services firm and a global energy company.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

13	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund - As of October 31, 2008

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds’ benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[5]

As of October 31, 2008	Inception Date	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor International Equity Fund Class I**	1/9/95	-51.92	2.83	3.24	5.29	0.89	0.89

HSBC Investor Overseas Equity Fund Class A1	8/26/96	-55.00	0.86	2.00	3.03	1.64	1.64

HSBC Investor Overseas Equity Fund Class B2	1/6/98	-54.49	1.13	2.04	2.05	2.39	2.39

HSBC Investor Overseas Equity Fund Class C3	11/4/98	-53.34	1.16	—	1.58	2.39	2.39

MSCI EAFE Index[4]	—	-46.34	4.04	2.05	N/A	N/A	N/A

Lipper International Large-Cap Core Funds Average[4]	—	-47.80	2.48	1.18	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

**	The Class I Shares represent HSBC Investor International Equity Fund and are part of the Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index, an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	14

Portfolio Reviews

HSBC Investor Mid-Cap Fund
(Class A Shares, B Shares, C Shares and Class I Shares)
by Tony Y. Dong, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager and
Brian S. Matuszak, CFA, Senior Equity Analyst and
Andy Y. Mui, CPA, Senior Equity Analyst
Munder Capital Management

The HSBC Investor Mid-Cap Fund (the “Fund”) seeks to achieve long-term growth of capital by investing at least 80% of its net assets in equity securities, i.e., common stocks, preferred stocks, convertible securities and rights and warrants of mid-capitalization companies. Mid-capitalization companies are those companies with market capitalization within the range of companies included in the S&P MidCap 400® Index1, or within the range of companies included in the Russell Midcap® Index. The Fund employs Munder Capital Management (“Munder”) as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

The Fund’s Class A Shares posted a return of -43.49% (without sales charge) and -43.44% for the Class I Shares for the 12-month period ended October 31, 2008. That compares to -36.46% and -42.43% for the Fund’s benchmarks, the S&P MidCap 400 Index1 and the Lipper Mid-Cap Growth Funds Average1.

Past performance does not guarantee future results.

Portfolio Performance

The stock market fell dramatically during the 12 months under review as the subprime mortgage crisis continued to spread through the credit markets. Investors concerned with the direction of the U.S. and global economies sought refuge outside of stocks, resulting in double-digit losses in each of the 10 economic sectors of the index.

The Fund benefited from strong stock selection in the consumer staples sector, as its holdings within that sector declined just 5% during the period versus a 25% loss in the consumer staples that make up that sector of the index. The Fund’s performance relative to the mid-cap index also benefited from the Fund’s overweighting in the consumer staples sector, which out-gained the index as a whole. Stock selection also helped the Fund outperform its index in the energy, telecommunications services and health care sectors, and an overweight position in the materials sector boosted relative performance.*

The financial services sector performed poorly during the period. The Fund underweighted that sector, but its holdings within the financial services sector—including its underexposure to commercial banks and exposure to stocks within the capital markets sub-sector—dragged on its performance relative to the broader benchmark. Stock selection in the consumer discretionary, industrials and information technology sectors also hampered the Fund’s relative performance during the period.*

In absolute terms, the Fund’s bias toward growth dragged on performance as value stocks in the mid-cap sector outperformed growth stocks in the sector. The market’s bias toward value also hampered the Fund’s performance relative to its benchmark during the period.*

It is clear that the global economic outlook is negative. However, we remain focused on implementing our investment discipline. Our process involves a continual and rigorous evaluation of the fundamentals for each stock, relative to alternative holdings, with the goal of capturing the best ideas of our mid-cap team and we believe the current strength of the portfolio fundamentals positions the portfolio well for future strong performance.

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

15	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Mid-Cap Fund - As of October 31, 2008

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds’ benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance		Average Annual Total Return† (%)				Expense Ratio (%)[5]

As of October 31, 2008	Inception Date	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor Mid-Cap Fund Class A1	7/1/93	-46.32	-0.23	3.68	7.13	1.72	1.35

HSBC Investor Mid-Cap Fund Class B2	7/1/93	-45.92	0.03	3.44	6.81	2.47	2.10

HSBC Investor Mid-Cap Fund Class C3	7/1/93	-44.46	0.03	3.50	6.73	2.47	2.10

HSBC Investor Mid-Cap Fund Class I	7/1/93	-43.44	0.99	4.44	7.75	1.47	1.10

S&P MidCap 400 Index[4]	—	-36.46	1.96	6.71	N/A	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	-42.43	-0.42	2.57	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

†

For periods prior to July 1, 2000, the performance shown above includes the total return (adjusted for Fund expenses) generated by HSBC Global Asset Management (USA) Inc’s management of a pooled investment vehicle called a collective investment trust (“CIT”) with the same investment objective as the Fund. The assets from that CIT were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CIT was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CIT had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The Fund’s performance is measured against the S&P MidCap 400 Index, an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	16

Portfolio Reviews

HSBC Investor Opportunity Fund
(Class A Shares, B Shares, C Shares and I Shares)
by William A. Muggia
President–Chief Investment Officer
Westfield Capital Management

The HSBC Investor Opportunity Fund (“the Fund”) seeks to provide its shareholders with long-term growth of capital by investing in equity securities of small cap companies. The Portfolio may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index.1 The Portfolio may also invest in equity securities of larger, more established companies if they are expected to show increased earnings. The Funds employ a two-tier structure, commonly referred to as “master-feeder.” The Fund invest all of its investable assets in the HSBC Investor Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, LLC as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

For the 12-month period ended October 31, 2008, the Class I Shares of the HSBC Investor Opportunity Fund produced a -35.39% return and the Class A Shares of the Fund produced a -35.84% return (without sales charge). The Funds’ benchmarks, the Russell 2500™ Growth Index1 and the Lipper Mid-Cap Growth Funds Average1, returned -41.00% and -42.43%, respectively.

Past performance does not guarantee future results.

Portfolio Performance

The fallout from the subprime mortgage crisis intensified during the 12 months under review, leading to larger credit and liquidity crises in the financial markets. Fears of U.S. and global recessions grew as a result, particularly toward the end of the period. Stocks of almost all kinds posted heavy losses.

The Fund benefited from holding a larger position than its benchmark in the health care sector. The Fund did not have a bullish view on the sector as a whole, but managed to identify a number of attractive investments in sub-sectors such as biotechnology and health care equipment, and those holdings helped relative performance. The Fund also held an underweight position in consumer discretionary stocks. Consumer discretionary proved to be the second-worst performing sector during the period, following only the financial services sector, so the Fund’s underweight position benefited relative performance.*

Stock selection within the industrial sector was the greatest drag on the Fund’s relative performance during the period. We believe that the pace of development in foreign countries would continue to increase, making shares of building and construction firms attractive. But stocks of such companies suffered as the economic woes in the United States spread globally. Stock selection in the financial services sector also weighed on returns relative to the benchmark.

The economic realities are grim, but we believe that this is largely reflected in stocks. Valuation levels of US stocks are well below their ten-year averages. Stocks have traded down as an asset class, with little regard for company specific prospects or fundamentals. We believe that once the financial markets have stabilized, we will look back on this period as an opportunity to invest in high quality growth companies trading at very attractive historical valuations. We remain focused on company fundamentals and are committed to upgrading quality in the portfolio wherever possible.

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

17	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Opportunity Fund - As of October 31, 2008

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds’ benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[5]

As of October 31, 2008	Inception Date	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor Opportunity Fund Class A1	9/23/96	-39.04	2.43	5.92	6.31	1.77	1.65

HSBC Investor Opportunity Fund Class B2	1/6/98	-37.93	2.72	6.00	5.31	2.52	2.40

HSBC Investor Opportunity Fund Class C3	11/4/98	-36.68	2.74	—	5.53	2.52	2.40

HSBC Investor Opportunity Fund Class I**	9/3/96	-35.39	3.83	7.00	7.99	1.03	1.03

Russell 2500TM Growth Index[4]	—	-41.00	-0.17	3.10	N/A	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	-42.43	-0.42	2.57	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

**	The Class I Shares of the HSBC Investor Opportunity Fund are part of the Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index which measures the performance of those 2500 securities in The Russell Universe with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	18

Portfolio Reviews

HSBC Investor Value Fund (Class A Shares, B Shares, C Shares and I Shares) by Jon D. Bosse, CFA Chief Investment Officer NWQ Investment Management Co., LLC

The HSBC Investor Value Fund (the “Fund”) seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that the subadviser believes possess opportunities under appreciated or misperceived by the market. The Fund utilizes a two tier structure, commonly known as a “master-feeder” and invests all of its investable assets in the HSBC Investor Value Portfolio (the “Portfolio”), which acts as the master fund. The Portfolio employs NWQ Investment Management Company, LLC (“NWQ”) as subadviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the Portfolio changes.

Market Commentary

The Fund returned -40.46% (without sales charge) for the Class A Shares and -40.29% for the Class I Shares for the 12-month period ended October 31, 2008. That compared to a -36.80% return for the Russell 1000® Value Index1 and a -38.75% return for the Lipper Multi-Cap Value Funds Average1.

Past performance does not guarantee future results.

Portfolio Performance

U.S and Global Equity markets experienced significant declines during the period under review, with most of the decline occurring during the last weeks. This has been an unprecedented period and one of the most challenging investment environments in our country’s history. Given the crisis of confidence, the U.S. Government took decisive action regarding the fate of many companies. The U.S. Government has either: assumed control of companies; sponsored/engineered “takeovers;” or allowed companies to fail. In many cases, such events might signal a bottom and thereby provide a floor in equity valuations. However, the magnitude of recent events and continued economic deterioration combined with the realization that a company’s financial well-being could quickly evaporate, have heightened investor fears and market volatility. The U. S. Treasury/the Federal Reserve Board (as well as Central Banks broadly) have begun implementing broad and meaningful financial rescue measures in order to stabilize global markets.

There were few places to “hide” during the period under review; and most of the Fund’s holdings declined. The credit markets dysfunction has led to fear and panic, particularly within the financial sector. While the Fund was underweighted in the financial sector (relative to the Russell 1000® Value Index1), the sector adversely impacted absolute and relative performance. The Fund’s positions within the materials/processing sector adversely impacted the portfolio. These stocks came under pressure as commodity prices declined amid a deteriorating outlook for global growth. Oil and gas prices declined during the latter part of the period adversely affecting the Fund’s energy holdings. We would like to note that we reduced the energy position in Fund during the first half of the period — at higher share prices. Finally, the Fund’s consumer discretionary sector, primarily media, adversely impacted the portfolio. There were positive contributors during the period. One of the Fund’s health care companies, as well as the Fund’s railroad holding, appreciated during the period. Consumer staples contributed positively to the portfolio. *

It is clear that the global economic outlook is negative. However, we see valuations for many companies at levels similar to those we encountered in late 2002 and early 2003. We remain focused on implementing our investment discipline: we will continue to focus on companies with attractive absolute valuations, favorable risk/reward and downside protection, and catalysts/ inflection points to improve /sustain profitability or recognize value.

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

19	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Value Fund - As of October 31, 2008

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds’ benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[6]

As of October 31, 2008	Inception Date		1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Value Fund Class A1	5/7/04	[5]	-43.44	-8.93	-1.70	1.24	1.20

HSBC Investor Value Fund Class B2	5/7/04	[5]	-43.04	-8.51	-1.30	1.99	1.95

HSBC Investor Value Fund Class C3	5/7/04	[5]	-41.43	-8.05	-1.31	1.99	1.95

HSBC Investor Value Fund Class I	5/7/04	[5]	-40.29	-7.13	-0.30	0.99	0.95

Russell 1000® Value Index[4]	—		-36.80	-5.24	N/A	N/A	N/A

Lipper Multi-Cap Value Funds Average[4]	—		-38.75	-7.30	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

During the year ended October 31 2008, the Portfolio the Fund invests in received monies related to certain nonrecurring litigation settlements. Without the receipt of this payment, the returns for applicable periods would have been lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Value Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	20

Portfolio Reviews

Portfolio Composition* October 31, 2008 (Unaudited)

HSBC Investor Core Plus Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

U.S. Government and Government Agency Obligations	33.4%

Corporate Obligations	29.5%

Asset Backed Securities	19.4%

Commercial Mortgage Backed Securities	8.8%

Collateralized Mortgage Obligations	4.5%

Cash and Equivalents	2.1%

Municipal Bonds	1.8%

Foreign Bonds	0.4%

Certificates of Deposit	0.1%

Total	100.0%

HSBC Investor High Yield Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

Corporate Obligations	100.0%

Common Stock	0.0%

Total	100.0%

HSBC Investor Intermediate Duration Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

U.S. Government and Government Agency Obligations	42.6%

Corporate Obligations	21.2%

Asset Backed Securities	15.4%

Cash and Equivalents	9.8%

Commercial Mortgage Backed Securities	5.7%

Collateralized Mortgage Obligations	4.0%

Municipal Bonds	0.4%

Foreign Bonds	0.4%

Certificates of Deposit	0.5%

Total	100.0%

HSBC Investor New York Tax-Free Bond Fund

Investment Allocation	Percentage of Investments at Value

Municipal Bonds	100.0%

Cash and Equivalents	0.0%

Total	100.0%

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Biotechnology	7.8%

Retail	7.2%

Software Services	7.2%

Industrial Conglomerates	6.8%

Medical Services & Distributors	6.7%

Medical Products	6.6%

Cash and Equivalents	5.6%

Telecommunication	5.3%

Hardware & Peripherals	4.4%

Credit Card	4.2%

Communication Equipment	3.4%

Railroad	3.3%

Agriculture	3.0%

Investment Management	2.5%

Internet	2.3%

Retail Pharmacy	2.3%

Aerospace & Defense	2.3%

Oil & Gas Drill & Equipment	2.1%

Pharmaceuticals	2.1%

Engineering & Construction	2.0%

Distribution & Wholesale	1.8%

Household Products	1.5%

Exchanges	1.5%

Oil & Gas Exploration & Production	1.4%

Transportation	1.3%

Computer Storage	1.1%

Solar	1.0%

Travel & Leisure	1.0%

Electric, Gas & Water	0.8%

Coal	0.8%

Business Services	0.7%

Total	100.0%

HSBC International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	66.9%

Japan	18.6%

Australia & Far East	6.2%

Canada	5.1%

Cash and Equivalents	2.4%

Other	0.8%

Total	100.0%

*	Portfolio composition is subject to change.

21	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*
October 31, 2008
(Unaudited)

HSBC Investor Mid-Cap Fund

Investment Allocation	Percentage of Investments at Value

Health Care	11.6%

Utilities	8.9%

Financial Services	6.7%

Chemicals	5.2%

Consumer Products	4.7%

Oil & Gas	4.5%

Insurance	4.3%

Retail	3.9%

Real Estate	3.8%

Computer Software	3.7%

Electronic Components & Semiconductors	3.4%

Commercial Services	3.2%

Food & Beverage	2.9%

Industrial Manufacturing	2.6%

Banking	2.5%

Telecommunications	2.3%

Cash and Equivalents	2.1%

Agricultural Chemicals	2.0%

Environmental Services	1.8%

Communications	1.7%

Business Services	1.7%

Correctional Institutions	1.7%

Computer Services	1.6%

Energy	1.6%

Aerospace & Defense	1.6%

Machinery	1.5%

Biotechnology	1.5%

Distribution & Wholesale	1.4%

Transportation	1.1%

Education	1.0%

Specialty Retail	1.0%

Metal Processors & Fabrication	1.0%

Wire & Cable Products	0.9%

Computers	0.6%

Total	100.0%

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Computer Software	14.9%

Pharmaceuticals	12.6%

Oil & Gas	9.4%

Health Care	8.1%

Consumer Products	8.0%

Industrial Manufacturing	5.7%

Financial Services	5.4%

Biotechnology	5.2%

Education	4.7%

Retail	4.7%

Cash and Equivalents	3.7%

Telecommunications	3.1%

Diversified Manufacturing Operations	2.6%

Transportation	2.3%

Business Services	2.3%

Utilities	1.4%

Aerospace & Defense	1.4%

Internet Related	1.4%

Media	1.3%

Homebuilders	1.3%

Electronic Components & Semiconductors	0.5%

Total	100.0%

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value

Oil & Gas	11.8%

Cash and Equivalents	9.7%

Computer Software	9.2%

Insurance	7.3%

Telecommunications	6.6%

Media	6.4%

Metals & Mining	6.4%

Consumer Products	6.0%

Pharmaceuticals	5.9%

Aerospace & Defense	5.4%

Tobacco	4.5%

Financial Services	4.2%

Business Services	3.5%

Banking	3.4%

Conglomerates	2.5%

Diversified Manufacturing Operations	2.4%

Transportation	2.4%

Energy	1.6%

Paper & Related Products	0.8%

Total	100.0%

*	Portfolio composition is subject to change.

HSBC INVESTOR FAMILY OF FUNDS		22

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HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

Schedule of Portfolio Investments—as of October 31, 2008

Municipal Bonds – 99.6%

	Shares or Principal Amount ($)	Value ($)

New York – 89.7%
Buffalo, New York Fiscal Stability Authority Sales Tax & State Aid Revenue, 5.25%, 8/15/13, (MBIA Insured)	500,000	535,465
Long Island Power Authority Electrical Systems Revenue, 5.00%, 12/1/22, Callable 12/1/16 @ 100	500,000	483,300
Metropolitan Transportation Authority Revenue, 5.75%, 7/1/13, Escrowed to Maturity	285,000	301,901
Metropolitan Transportation Authority Revenue, 5.50%, 1/1/19, (MBIA Insured), Callable 7/1/12 @ 100	480,000	496,205
Metropolitan Transportation Authority Revenue, 5.50%, 11/15/19, (FGIC Insured)	1,000,000	1,035,560
Metropolitan Transportation Authority Revenue, 5.00%, 11/15/32, (FSA Insured), Callable 11/15/12 @ 100	1,625,000	1,509,154
Monroe County Airport Authority Revenue, 5.63%, 1/1/10, AMT, (MBIA Insured)	1,240,000	1,256,579
Monroe County Airport Authority Revenue, 5.75%, 1/1/14, AMT, (MBIA Insured)	750,000	747,945
New York City GO, 5.00%, 8/1/14	200,000	207,104
New York City GO, 5.00%, 8/1/15	325,000	334,406
New York City GO, Series C, 5.00%, 8/1/16, (MBIA Insured), Callable 8/1/15 @ 100	500,000	508,585
New York City GO, 5.00%, 8/1/17	500,000	504,870
New York City Housing Development Corp. Revenue, 5.60%, 11/1/19, AMT, Callable 11/1/09 @ 101	100,000	96,563
New York City IDA Civic Facility Revenue, USTA National Tennis Center, 5.00%, 11/15/19, (FSA Insured), Callable 5/1/13 @ 100	1,000,000	1,011,300
New York City IDA Revenue, Queens Baseball Stadium, 5.00%, 1/1/18, (AMBAC Insured), Callable 1/1/17 @ 100	550,000	542,806
New York City IDA Special Facility Revenue, Terminal One Group Association, 5.00%, 1/1/09, AMT	1,000,000	1,001,330
New York City Municipal Water Finance Authority, 5.00%, 6/15/34, Callable 6/15/13 @ 100	1,250,000	1,139,825
New York City Municipal Water Finance Authority, 5.00%, 6/15/36, Callable 12/15/14 @ 100	1,000,000	905,700
New York City Transitional Finance Authority Building Aid Revenue, 5.00%, 7/15/18, (FGIC Insured), Callable 1/15/17 @ 100	550,000	556,902
New York City Transitional Finance Authority Building Aid Revenue, 5.00%, 7/15/36, (FGIC Insured), Callable 1/15/17 @ 100	1,000,000	879,060
New York City Transitional Finance Authority Revenue, 5.25%, 5/1/17, Callable 5/1/11 @ 100	400,000	413,544
New York City Transitional Finance Authority Revenue, 5.25%, 2/1/29, Callable 2/1/11 @ 100	1,540,000	1,585,954
New York State Dormitory Authority Revenue, Department of Health, 5.25%, 7/1/16, Callable 7/1/14 @ 100	500,000	520,825

Municipal Bonds, continued

	Shares or Principal Amount ($)	Value ($)

New York, continued
New York State Dormitory Authority Revenue, Fashion Institute, 5.25%, 7/1/22, (FGIC Insured)	1,250,000	1,179,987
New York State Dormitory Authority Revenue, Master Boces PG, 5.25%, 8/15/19, (FSA Insured), Callable 8/15/12 @ 100	1,000,000	1,018,120
New York State Dormitory Authority Revenue, Mental Health, 6.50%, 8/15/11	225,000	243,414
New York State Dormitory Authority Revenue, Mental Health, 5.00%, 2/15/15, (FGIC Insured)	1,245,000	1,291,102
New York State Dormitory Authority Revenue, New York Presbyterian Hospital, 5.50%, 8/1/10, (AMBAC Insured)	750,000	771,240
New York State Dormitory Authority Revenue, New York University, 5.50%, 7/1/18, (AMBAC Insured)	500,000	535,165
New York State Dormitory Authority Revenue, NYSARC, Inc., 5.25%, 7/1/18, (FSA Insured), Callable 7/1/12 @ 101	1,460,000	1,504,939
New York State Dormitory Authority Revenue, Rockefeller University, 5.25%, 7/1/13, Callable 7/1/09 @ 100.50	500,000	506,030
New York State Dormitory Authority Revenue, Sloan Kettering Institute, 5.50%, 7/1/23, (MBIA Insured)	1,300,000	1,292,135
New York State Dormitory Authority Revenue, St. Johns University, 5.00%, 7/1/24, (MBIA Insured), Callable 7/1/17 @ 100	1,000,000	921,210
New York State Dormitory Authority Revenue, State Personal Income Tax Revenue, 5.00%, 3/15/23, Callable 3/15/15 @ 100	1,000,000	995,890
New York State Dormitory Authority Revenue, University of Rochester, 5.00%, 7/1/22, Callable 1/1/17 @100	500,000	487,405
New York State Environmental Facilities Corp., 5.70%, 1/15/14, Callable 7/15/09 @ 101	415,000	427,317
New York State Environmental Facilities Corp., 5.70%, 1/15/14, Pre-refunded 7/15/09 @ 101	15,000	15,590
New York State Mortgage Agency Revenue, 5.60%, 10/1/14, AMT, Callable 11/24/08 @ 100.75	1,000,000	1,000,020
New York State Municipal Bond Bank Revenue, 5.50%, 12/1/12	850,000	902,989
New York State Thruway Authority Revenue, Personal Income Tax Revenue, 5.00%, 3/15/21, (MBIA Insured), Callable 3/15/13 @ 100	500,000	498,600
New York State Thruway Authority Revenue, Second General Highway & Bridge, 5.00%, 4/1/22, (MBIA Insured), Callable 4/1/14 @ 100	1,000,000	992,240
New York State Urban Development Corp. Revenue, 5.75%, 4/1/12	500,000	533,590
New York State Urban Development Corp. Revenue, 5.00%, 3/15/21, (FSA Insured), Callable 3/15/15 @100	1,000,000	1,001,020

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	24

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Municipal Bonds, continued

	Shares or Principal Amount ($)	Value ($)

New York, continued
New York State Urban Development Corp. Revenue, 5.13%, 1/1/22, Callable 7/1/14 @ 100	885,000	870,389
New York State Urban Development Corp. Revenue, 5.13%, 1/1/25, Pre-refunded 1/1/11 @ 100	175,000	183,565
Onondaga County, Water Authority Revenue, 5.00%, 9/15/14, (FSA Insured), Callable 9/15/10 @ 101	300,000	312,495
Onondaga County, Water Authority Revenue, 5.00%, 9/15/15, (FSA Insured), Callable 9/15/10 @ 101	665,000	690,516
Port Authority of New York & New Jersey Revenue, 5.00%, 9/1/27, Callable 9/1/13 @ 100	795,000	764,909
Port Authority of New York & New Jersey Revenue, 5.38%, 3/1/28	1,100,000	1,078,583
Port Authority of New York & New Jersey Special Obligation Revenue, 5.75%, 12/1/22, AMT, (MBIA Insured), Callable 12/1/08 @ 101	500,000	442,110
Suffolk County, New York GO, 5.25%, 5/1/12, (FSA Insured)	515,000	549,520
Suffolk County, New York GO, 5.25%, 5/1/15, (FSA Insured)	100,000	107,822
Syracuse Industrial Development Agency Revenue, 5.00%, 1/1/36, AMT, (XLCA Insured), Callable 1/1/17 @ 100	1,000,000	723,340
Tobacco Settlement Financing Corp., 5.50%, 6/1/21, Callable 6/1/13 @ 100	1,000,000	982,160
Webster, Central School District GO, 5.00%, 6/15/14, (FSA Insured)	500,000	532,285
Yonkers, New York, 5.00%, 12/1/14, (MBIA Insured)	750,000	789,210

		40,719,790

Puerto Rico – 9.9%
Puerto Rico Commonwealth, Highway & Transportation Authority Grant Antic Revenue, 5.00%, 9/15/17, (MBIA Insured), Callable 3/15/14 @ 100	1,000,000	1,013,900
Puerto Rico Electric Power Authority Power Revenue, 5.25%, 7/1/22, (MBIA Insured)	1,000,000	921,870
Puerto Rico Municipal Finance Agency Revenue, 5.00%, 8/1/12 (Commonwealth Guranteed)	995,000	1,001,915
Puerto Rico Public Buildings Authority Revenue, 5.25%, 7/1/33, (Commonwealth Guaranteed), Pre-refunded 7/1/14 @ 100	10,000	10,643
Puerto Rico Public Buildings Authority Revenue, 5.25%, 7/1/33, (Commonwealth Guaranteed), Callable 7/1/14 @ 100	690,000	577,979
Puerto Rico Public Finance Corp. Revenue, 5.25%, 8/1/29, (MBIA Insured), Callable 7/1/10 @ 101	1,000,000	983,680

		4,509,987

TOTAL MUNICIPAL BONDS (COST $46,957,909)		45,229,777

Investment Company – 0.0%

	Shares or Principal Amount ($)	Value ($)

BlackRock Liquidity New York Money Fund, Portfolio Institutional Shares, 1.51% (a)	1	1

TOTAL INVESTMENT COMPANY (COST $1)		1

TOTAL INVESTMENTS (COST $46,957,910) — 99.6%		45,229,778

Percentages indicated are based on net assets of $45,412,769.

(a)	The rates presented represent the annualized one day yield that was in effect on October 31, 2008.

AMBAC	— American Municipal Bond Assurance Corp.
AMT	— Interest on security is subject to federal alternative minimum tax
FGIC	— Financial Guaranty Insurance Co.
FSA	— Financial Security Assurance
GO	— General Obligation
IDA	— Industrial Development Agency
MBIA	— Municipal Bond Insurance Association
XLCA	— XL Capital Assurance

25	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR MID-CAP FUND

Schedule of Portfolio Investments—as of October 31, 2008

Common Stocks – 97.2%

	Shares	Value($)

Aerospace & Defense – 1.5%
L-3 Communications Holdings, Inc.	3,150	255,686

Agricultural Chemicals – 2.0%
Compass Minerals International, Inc.	5,950	326,834

Banking – 2.5%
HDFC Bank Ltd. ADR	1,225	80,360
M&T Bank Corp.	1,700	137,870
New York Community Bancorp, Inc.	6,400	100,224
Signature Bank (a)	2,800	91,224

		409,678

Biotechnology – 1.5%
BioMarin Pharmaceuticals, Inc. (a)	13,550	248,236

Business Services – 1.7%
Fiserv, Inc. (a)	5,150	171,804
Morningstar, Inc. (a)	2,950	110,448

		282,252

Chemicals – 5.2%
Airgas, Inc.	9,100	349,076
FMC Corp.	6,650	289,541
Praxair, Inc.	3,425	223,139

		861,756

Commercial Services – 3.2%
Aaron Rents, Inc.	4,200	104,118
IHS, Inc., Class A (a)	5,600	198,184
Ritchie Brothers Auctioneers, Inc. ADR	12,225	227,018

		529,320

Communications – 1.7%
CommScope, Inc. (a)	9,350	137,539
Discovery Communications, Inc., Class A (a)	5,200	70,928
Discovery Communications, Inc., Class C (a)	5,600	74,592

		283,059

Computer Services – 1.6%
Cognizant Technology Solutions Corp. (a)	8,875	170,400
FactSet Research Systems, Inc.	2,500	96,975

		267,375

Computer Software – 3.7%
Akamai Technologies, Inc. (a)	5,100	73,338
MICROS Systems, Inc. (a)	7,500	127,725
Solera Holdings, Inc. (a)	9,250	230,232
Sybase, Inc. (a)	6,600	175,758

		607,053

Computers – 0.6%
Logitech International S.A. (a)	7,150	105,749

Consumer Products – 4.6%
Church & Dwight Co., Inc.	6,150	363,403
Gildan Activewear, Inc. (a)	10,325	241,192
Tupperware Brands Corp.	6,600	166,980

		771,575

Common Stocks, continued

	Shares	Value($)

Correctional Institutions – 1.6%
Corrections Corp. of America (a)	14,325	273,751

Distribution & Wholesale – 1.4%
LKQ Corp. (a)	20,775	237,666

Education – 1.0%
New Oriental Education & Technology Group, Inc. ADR (a)	2,700	172,665

Electronic Components & Semiconductors – 3.3%
American Superconductor Corp. (a)	4,850	60,673
Diodes, Inc. (a)	7,450	73,606
Itron, Inc. (a)	4,100	198,768
Microchip Technology, Inc.	9,000	221,670

		554,717

Energy – 1.6%
Core Laboratories N.V.	2,925	215,573
Foundation Coal Holdings, Inc.	2,250	46,710

		262,283

Environmental Services – 1.8%
Stericycle, Inc. (a)	5,125	299,454

Financial Services – 6.6%
Affiliated Managers Group, Inc. (a)	3,950	183,201
Alliance Data Systems Corp. (a)	3,650	183,084
Annaly Capital Management, Inc.	24,100	334,990
BlackRock, Inc.	850	111,639
CME Group, Inc.	450	126,967
Eaton Vance Corp.	7,275	160,050

		1,099,931

Food & Beverage – 2.9%
Central European Distribution Corp. (a)	8,075	232,479
Flowers Foods, Inc.	8,325	246,836

		479,315

Health Care – 11.6%
Cepheid, Inc. (a)	10,100	119,887
DaVita, Inc. (a)	3,700	209,975
Express Scripts, Inc. (a)	2,925	177,284
Haemonetics Corp. (a)	4,200	248,052
Hologic, Inc. (a)	5,976	73,146
Laboratory Corp. of America Holdings (a)	3,675	225,976
Psychiatric Solutions, Inc. (a)	8,875	295,449
ResMed, Inc. (a)	6,000	205,560
Techne Corp.	925	63,843
VCA Antech, Inc. (a)	1,925	34,843
West Pharmaceutical Services, Inc.	6,800	271,456

		1,925,471

Industrial Manufacturing – 2.5%
Interface, Inc., Class A	4,200	29,610
Lincoln Electric Holdings, Inc.	1,700	73,355
Snap-on, Inc.	2,450	90,528
Valmont Industries, Inc.	4,200	230,076

		423,569

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	26

HSBC INVESTOR MID-CAP FUND

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Common Stocks, continued

	Shares	Value($)

Insurance – 4.3%
Assurant, Inc.	4,900	124,852
Axis Capital Holdings Ltd.	10,150	289,072
Proassurance Corp. (a)	5,550	304,972

		718,896

Machinery – 1.5%
AGCO Corp. (a)	2,100	66,192
Flowserve Corp.	3,250	184,990

		251,182

Metal Processors & Fabrication – 1.0%
Carpenter Technology Corp.	4,900	88,690
Kaydon Corp.	2,200	73,502

		162,192

Oil & Gas – 4.5%
Arena Resources, Inc. (a)	3,300	100,584
Atlas America, Inc.	7,562	173,245
Denbury Resources, Inc. (a)	5,300	67,363
Enbridge, Inc.	3,100	107,260
Oceaneering International, Inc. (a)	4,550	128,174
Oil States International, Inc. (a)	4,425	102,350
Southwestern Energy Co. (a)	1,900	67,678

		746,654

Real Estate – 3.8%
Alexandria Real Estate Equities, Inc.	2,700	187,704
Digital Realty Trust, Inc.	6,550	219,294
Essex Property Trust, Inc.	2,350	228,655

		635,653

Retail – 3.9%
Burger King Holdings, Inc.	7,650	152,082
Guess?, Inc.	4,700	102,319
Hanesbrands, Inc. (a)	7,950	138,886
O’Reilly Automotive, Inc. (a)	9,300	252,123

		645,410

Specialty Retail – 1.0%
GameStop Corp., Class A (a)	6,075	166,394

Telecommunications – 2.3%
American Tower Corp., Class A (a)	7,500	242,325
NII Holdings, Inc. (a)	5,550	142,968

		385,293

Transportation – 1.1%
Kansas City Southern (a)	6,000	185,220

Utilities – 8.8%
Equitable Resources, Inc.	9,475	328,877
ITC Holdings Corp.	5,675	230,292
Northeast Utilities	17,125	386,340
NorthWestern Corp.	11,500	224,710
Wisconsin Energy Corp.	6,800	295,800

		1,466,019

Common Stocks, continued

	Shares	Value($)

Wire & Cable Products – 0.9%
General Cable Corp. (a)	8,950	152,866

TOTAL COMMON STOCKS (COST $20,018,973)		16,193,174

Investment Companies – 2.1%

MidCap S&P Depositary Receipt Trust Series 1	1,260	129,969
Northern Institutional Diversified Assets Portfolio, Shares Class, 0.82% (b)	213,973	213,973

TOTAL INVESTMENT COMPANIES (COST $371,247)		343,942

TOTAL INVESTMENTS (COST $20,390,220) — 99.3%		16,537,116

Percentages indicated are based on net assets of $16,650,794.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on October 31, 2008.

ADR—American Depositary Receipt

27	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

[This Page Intentionally Left Blank]

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2008

	Core Plus Fixed Income Fund (Advisor)	Core Plus Fixed Income Fund	High Yield Fixed Income Fund	Intermediate Duration Fixed Income Fund	New York Tax-Free Bond Fund

Assets:
Investments in Affiliated Portfolios	$56,002,871	$10,647,948	$6,209,199	$12,876,912	$—
Investments in non-affiliates, at value	—	—	—	—	45,229,778
Interest and dividends receivable	—	—	—	—	753,658
Receivable for capital shares issued	230,084	57,502	47,679	54,804	113,748
Receivable for investments sold	—	—	—	—	3,096,310
Receivable from Investment Adviser	16,049	10,220	16,034	13,213	—
Prepaid expenses and other assets	5,595	4,654	6,417	653	3,484

Total Assets	56,254,599	10,720,324	6,279,329	12,945,582	49,196,978

Liabilities:
Cash overdraft	—	—	—	—	2,588,513
Dividends payable	277,012	52,252	61,523	49,016	164,213
Payable for capital shares redeemed	1,027,059	459,260	77,365	4,828	977,645
Accrued expenses and other liabilities:
Investment Management	—	—	—	—	10,685
Administration	1,035	207	114	222	1,699
Distribution	—	2,452	1,296	2,535	3,601
Shareholder Servicing	—	2,616	970	712	7,035
Compliance Service	42	9	18	9	69
Transfer Agent	9,838	13,785	26,815	11,952	18,282
Trustee	52	10	94	11	91
Other	22,045	2,203	2,368	2,553	12,376

Total Liabilities	1,337,083	532,794	170,563	71,838	3,784,209

Net Assets	$54,917,516	$10,187,530	$6,108,766	$12,873,744	$45,412,769

Composition of Net Assets:
Capital	$64,317,502	$12,753,125	$9,257,009	$14,505,465	$46,988,660
Accumulated net investment income (loss)	52,351	(1,731)	(8,348)	8,733	359
Accumulated net realized gains (losses) from investment and foreign currency transactions	(1,267,891)	(842,974)	(326,305)	(128,676)	151,882
Unrealized appreciation/depreciation from investments and foreign currencies	(8,184,446)	(1,720,890)	(2,813,590)	(1,511,778)	(1,728,132)

Net Assets	$54,917,516	$10,187,530	$6,108,766	$12,873,744	$45,412,769

Net Assets:
Class A Shares	$—	$8,370,962	$2,208,539	$1,645,561	$24,362,788
Class B Shares	—	1,721,673	1,484,055	1,365,279	4,855,990
Class C Shares	—	94,895	382,259	221,571	471,103
Class I Shares	54,917,516	—	2,033,913	9,641,333	15,722,888

	$54,917,516	$10,187,530	$6,108,766	$12,873,744	$45,412,769

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	—	921,234	329,308	184,626	2,339,609
Class B Shares	—	189,256	221,223	152,864	466,793
Class C Shares	—	10,463	56,864	24,819	45,101
Class I Shares	6,180,099	—	303,172	1,080,077	1,509,786

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$—	$9.09	$6.71	$8.91	$10.41
Class B Shares*	$—	$9.10	$6.71	$8.93	$10.40
Class C Shares*	$—	$9.07	$6.72	$8.93	$10.45
Class I Shares	$8.89	$—	$6.71	$8.93	$10.41
Maximum Sales Charge—Class A Shares	—%	4.75%	4.75%	4.75%	4.75%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$—	$9.54	$7.04	$9.35	$10.93

Total Investments, at cost					$46,957,910

*	Redemption Price per share varies by length of time shares are held.

29	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2008 (continued)

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Assets:
Investments in Affiliated Portfolios	$58,713,698	$161,142,487	$—	$11,391,447	$98,368,674
Investments in non-affiliates, at value	—	—	16,537,116	—	—
Interest and dividends receivable	—	—	3,796	—	—
Receivable for capital shares issued	350,319	406,387	416	26,664	332,622
Receivable for investments sold	—	—	145,553	—	—
Reclaims receivable	—	687,470	—	—	—
Receivable from Investment Adviser	—	—	4,338	1,453	—
Receivable from fund accounting	—	9,195	—	—	—
Prepaid expenses and other assets	31,856	9,213	4,585	3,343	5,497

Total Assets	59,095,873	162,254,752	16,695,804	11,422,907	98,706,793

Liabilities:
Payable for investments purchased	—	—	6,779	—	—
Payable for capital shares redeemed	69,547	1,071,291	2,381	36,159	812,358
Payable to Investment Adviser	15	—	—	—	—
Accrued expenses and other liabilities:
Administration	1,091	2,834	637	188	1,626
Distribution	1,964	—	1,459	1,183	—
Shareholder Servicing	4,211	—	1,238	2,737	—
Compliance Service	90	162	30	10	91
Transfer Agent	44,848	14,054	28,142	15,111	13,391
Trustee	140	165	41	12	106
Other	15,645	112,898	4,303	835	38,648

Total Liabilities	137,551	1,201,404	45,010	56,235	866,220

Net Assets	$58,958,322	$161,053,348	$16,650,794	$11,366,672	$97,840,573

Composition of Net Assets:
Capital	$73,291,746	$246,271,989	$19,523,687	$13,589,138	$119,639,825
Accumulated net investment income (loss)	—	6,999,097	—	—	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	153,262	7,776,606	980,211	563,732	1,938,394
Unrealized appreciation/depreciation from investments and foreign currencies	(14,486,686)	(99,994,344)	(3,853,104)	(2,786,198)	(23,737,646)

Net Assets	$58,958,322	$161,053,348	$16,650,794	$11,366,672	$97,840,573

Net Assets:
Class A Shares	$17,180,191	$—	$3,584,190	$9,599,877	$—
Class B Shares	2,838,597	—	1,975,212	1,577,621	—
Class C Shares	71,844	—	11,728	189,174	—
Class I Shares	38,867,690	161,053,348	11,079,664	—	97,840,573

	$58,958,322	$161,053,348	$16,650,794	$11,366,672	$97,840,573

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,627,961	—	666,782	1,353,197	—
Class B Shares	288,322	—	401,518	258,513	—
Class C Shares	7,252	—	2,359	30,475	—
Class I Shares	3,658,165	15,002,992	2,009,826	—	10,982,968

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$10.55	$—	$5.38	$7.09	$—
Class B Shares*	$9.85	$—	$4.92	$6.10	$—
Class C Shares*	$9.91	$—	$4.97	$6.21	$—
Class I Shares	$10.62	$10.73	$5.51	$—	$8.91
Maximum Sales Charge—Class A Shares	5.00%	—%	5.00%	5.00%	—%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$11.11	$—	$5.66	$7.46	$—

Total Investments, at cost			$20,390,220

*	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	30

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2008 (continued)

	Overseas Equity Fund	Value Fund

Assets:
Investments in Affiliated Portfolios	$7,691,012	$32,797,856
Receivable for capital shares issued	213,474	703,224
Reclaims receivable	79,297	—
Receivable from Investment Adviser	5,008	6,213
Prepaid expenses and other assets	4,003	4,970

Total Assets	7,992,794	33,512,263

Liabilities:
Payable for capital shares redeemed	19,923	37,897
Accrued expenses and other liabilities:
Administration	120	508
Distribution	953	541
Shareholder Servicing	1,566	3,009
Compliance Service	7	77
Transfer Agent	17,049	19,164
Trustee	7	34
Other	1,347	7,136

Total Liabilities	40,972	68,366

Net Assets	$7,951,822	$33,443,897

Composition of Net Assets:
Capital	$7,865,856	$45,974,828
Accumulated net investment income	439,713	126,892
Accumulated net realized gains (losses) from investment and foreign currency transactions	3,530,018	(4,487,231)
Unrealized appreciation/depreciation from investments and foreign currencies	(3,883,765)	(8,170,592)

Net Assets	$7,951,822	$33,443,897

Net Assets:
Class A Shares	$6,644,634	$14,881,281
Class B Shares	1,248,777	717,293
Class C Shares	58,411	66,490
Class I Shares	—	17,778,833

	$7,951,822	$33,443,897

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	846,173	1,664,824
Class B Shares	169,668	84,116
Class C Shares	7,679	7,735
Class I Shares	—	1,991,467

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$7.85	$8.94
Class B Shares	$7.36	$8.53
Class C Shares	$7.61	$8.60
Class I Shares	$—	$8.93
Maximum Sales Charge—Class A Shares	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$8.26	$9.41

*	Redemption Price per share varies by length of time shares are held.

31	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2008

	Core Plus Fixed Income Fund (Advisor)	Core Plus Fixed Income Fund	High Yield Fixed Income Fund	Intermediate Duration Fixed Income Fund	New York Tax-Free Bond Fund

Investment Income:
Interest	$—	$—	$—	$—	$2,517,550
Dividends	—	—	—	—	31,355
Investment Income from Affiliated Portfolios (a)	3,784,559	830,896	800,064	690,989	—
Expenses from Affiliated Portfolios (a)	(413,847)	(90,730)	(107,914)	(123,953)	—

Total Investment Income (Loss)	3,370,712	740,166	692,150	567,036	2,548,905

Expenses:
Investment Management	—	—	—	—	145,190
Administration	15,018	3,293	1,830	2,920	24,182
Distribution:
Class B Shares	—	20,976	16,265	16,261	49,872
Class C Shares	—	726	2,774	2,030	4,191
Shareholder Servicing:
Class A Shares	—	31,102	8,360	3,126	77,322
Class B Shares	—	6,992	5,422	5,421	16,624
Class C Shares	—	242	925	677	1,397
Accounting	9,001	18,999	24,001	24,000	73,345
Compliance Service	284	62	48	52	454
Custodian	—	—	—	—	3,487
Printing	15,662	8,223	4,636	6,379	18,661
Professional fees	1,862	388	808	328	2,124
Transfer Agent	29,351	52,856	66,205	43,463	58,258
Trustee	1,022	222	182	191	1,677
Registration fees	—	153	405	1	545
Other	14,531	9,573	14,989	5,314	12,348

Total expenses before fee reductions	86,731	153,807	146,850	110,163	489,677
Fees reduced by Investment Adviser	(185,877)	(115,741)	(174,018)	(152,071)	—

Net Expenses (Recoveries)	(99,146)	38,066	(27,168)	(41,908)	489,677

Net Investment Income (Loss)	3,469,858	702,100	719,318	608,944	2,059,228

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investments and foreign currency transactions	(1,184,807)	(265,253)	(326,305)	(127,295)	151,884
Change in unrealized appreciation/depreciation from investments and foreign currencies	(8,103,005)	(1,704,210)	(2,715,493)	(1,432,619)	(3,382,762)

Net realized/unrealized gains (losses) from investments and foreign currency transactions	(9,287,812)	(1,969,463)	(3,041,798)	(1,559,914)	(3,230,878)

Change In Net Assets Resulting From Operations	$(5,817,954)	$(1,267,363)	$(2,322,480)	$(950,970)	$(1,171,650)

(a)	With the exception of the New York Tax-Free Bond Fund, represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	32

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2008 (continued)

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Investment Income:
Dividends	$—	$—	$250,305	$—	$—
Investment Income from Affiliated Portfolios (a)	437,346	11,567,506	—	69,378	601,337
Tax reclaims (a)	—	353,549	—	—	—
Foreign tax withholding from Affiliated Portfolios (a)	—	(1,579,349)	—	—	—
Expenses from Affiliated Portfolios (a)	(334,301)	(2,233,554)	—	(146,284)	(1,265,289)

Total Investment Income (Loss)	103,045	8,108,152	250,305	(76,906)	(663,952)

Expenses:
Investment Management	—	—	193,406	—	—
Administration	11,585	62,887	10,801	3,571	30,962
Distribution:
Class B Shares	11,556	—	31,509	25,856	—
Class C Shares	618	—	350	2,241	—
Shareholder Servicing:
Class A Shares	60,327	—	12,595	32,456	—
Class B Shares	3,852	—	10,503	8,619	—
Class C Shares	206	—	117	747	—
Accounting	33,000	9,001	64,806	18,999	9,001
Compliance Service	267	1,218	202	67	507
Custodian	—	—	12,768	—	—
Printing	28,949	79,312	14,147	8,741	33,099
Professional fees	1,663	6,627	836	490	3,543
Transfer Agent	94,520	35,183	86,764	73,880	39,571
Trustee	766	4,398	766	245	1,911
Registration fees	598	—	—	51	—
Other	15,939	31,863	11,588	10,855	16,596

Total expenses before fee reductions	263,846	230,489	451,158	186,818	135,190
Fees reduced by Investment Adviser	(7,580)	—	(113,243)	(46,330)	—

Net Expenses	256,266	230,489	337,915	140,488	135,190

Net Investment Income (Loss)	(153,221)	7,877,663	(87,610)	(217,394)	(799,142)

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains from investments and foreign currency transactions	182,222	7,880,059	1,072,890	619,272	2,335,993
Change in unrealized appreciation/depreciation from investments and foreign currencies	(30,016,810)	(201,336,999)	(14,339,743)	(7,169,941)	(57,458,069)

Net realized/unrealized gains from investments and foreign currency transactions	(29,834,588)	(193,456,940)	(13,266,853)	(6,550,669)	(55,122,076)

Change In Net Assets Resulting From Operations	$(29,987,809)	$(185,579,277)	$(13,354,463)	$(6,768,063)	$(55,921,218)

(a)	With the exception of the Mid-Cap Fund, represents amounts allocated from the respective Affiliated Portfolios.

33	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2008 (continued)

	Overseas Equity Fund	Value Fund

Investment Income:
Investment Income from Affiliated Portfolios (a)	$519,883	$1,012,973
Tax reclaims (a)	15,101	—
Foreign tax withholding from Affiliated Portfolios (a)	(70,422)	—
Expenses from Affiliated Portfolios (a)	(102,517)	(298,059)

Total Investment Income (Loss)	362,045	714,914

Expenses:
Administration	2,898	9,927
Distribution:
Class B Shares	19,288	9,791
Class C Shares	839	749
Shareholder Servicing:
Class A Shares	26,957	51,791
Class B Shares	6,429	3,264
Class C Shares	280	250
Accounting	18,999	24,000
Compliance Service	54	233
Printing	7,115	18,582
Professional fees	325	1,081
Transfer Agent	66,222	83,523
Trustee	202	677
Registration fees	—	467
Other	11,155	15,491

Total expenses before fee reductions	160,763	219,826
Fees reduced by Investment Adviser	(14,985)	(13,116)

Net Expenses	145,778	206,710

Net Investment Income (Loss)	216,267	508,204

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments and foreign currency transactions	3,797,400	(4,675,106)
Change in unrealized appreciation/depreciation from investments and foreign currencies	(12,419,361)	(17,328,757)

Net realized/unrealized gains from investments and foreign currency transactions	(8,621,961)	(22,003,863)

Change In Net Assets Resulting From Operations	$(8,405,694)	$(21,495,659)

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	34

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	Core Plus Fixed Income Fund (Advisor)		Core Plus Fixed Income Fund

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$3,469,858	$4,349,066	$702,100	$875,944
Net realized gains (losses) from investments transactions	(1,184,807)	2,097,739	(265,253)	433,571
Change in unrealized appreciation/depreciation from investments and foreign currencies	(8,103,005)	(740,498)	(1,704,210)	(152,977)

Change in net assets resulting from operations	(5,817,954)	5,706,307	(1,267,363)	1,156,538

Dividends:
Net investment income:
Class A Shares	—	—	(598,607)	(704,651)
Class B Shares	—	—	(113,867)	(172,434)
Class C Shares	—	—	(3,888)	(5,092)
Class I Shares	(3,535,491)	(4,321,491)	—	—
Net realized gains:
Class I Shares	(562,425)	—	—	—

Change in net assets resulting from shareholder dividends	(4,097,916)	(4,321,491)	(716,362)	(882,177)

Change in net assets resulting from capital transactions	(16,559,085)	(968,500)	(5,243,046)	388,105

Change in net assets	(26,474,955)	416,316	(7,226,771)	662,466

Net Assets:
Beginning of period	81,392,471	80,976,155	17,414,301	16,751,835

End of period	$54,917,516	$81,392,471	$10,187,530	$17,414,301

Accumulated net investment income (loss)	$52,351	$120,218	$(1,731)	$13,008

35	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Core Plus Fixed Income Fund (Advisor)		Core Plus Fixed Income Fund

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$1,848,069	$4,557,268
Dividends reinvested	—	—	567,781	673,120
Value of shares redeemed	—	—	(5,999,967)	(4,086,990)

Class A Shares capital transactions	—	—	(3,584,117)	1,143,398

Class B Shares:
Proceeds from shares issued	—	—	152,662	133,221
Dividends reinvested	—	—	104,382	152,515
Value of shares redeemed	—	—	(1,994,529)	(832,273)

Class B Shares capital transactions	—	—	(1,737,485)	(546,537)

Class C Shares:
Proceeds from shares issued	—	—	79,000	16,800
Dividends reinvested	—	—	3,768	4,727
Value of shares redeemed	—	—	(4,212)	(230,283)

Class C Shares capital transactions	—	—	78,556	(208,756)

Class I Shares:
Proceeds from shares issued	11,045,505	16,414,081	—	—
Dividends reinvested	3,221,531	2,820,496	—	—
Value of shares redeemed	(30,826,121)	(20,203,077)	—	—

Class I Shares capital transactions	(16,559,085)	(968,500)	—	—

Change in net assets resulting from capital transactions	$(16,559,085)	$(968,500)	$(5,243,046)	$388,105

SHARE TRANSACTIONS:
Class A Shares:
Issued	—	—	183,156	435,107
Reinvested	—	—	56,566	64,455
Redeemed	—	—	(615,873)	(391,171)

Change in Class A Shares	—	—	(376,151)	108,391

Class B Shares:
Issued	—	—	15,333	12,712
Reinvested	—	—	10,322	14,586
Redeemed	—	—	(197,907)	(79,589)

Change in Class B Shares	—	—	(172,252)	(52,291)

Class C Shares:
Issued	—	—	7,588	1,628
Reinvested	—	—	378	453
Redeemed	—	—	(403)	(22,120)

Change in Class C Shares	—	—	7,563	(20,039)

Class I Shares:
Issued	1,115,935	1,596,631	—	—
Reinvested	326,863	274,454	—	—
Redeemed	(3,155,373)	(1,968,988)	—	—

Change in Class I Shares	(1,712,575)	(97,903)	—	—

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	36

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Fixed Income Fund		Intermediate Duration Fixed Income Fund

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$719,318	$664,670	$608,944	$875,888
Net realized gains (losses) from investments transactions	(326,305)	94,442	(127,295)	792,234
Change in unrealized appreciation/depreciation from investments and foreign currencies	(2,715,493)	(167,829)	(1,432,619)	(170,042)

Change in net assets resulting from operations	(2,322,480)	591,283	(950,970)	1,498,080

Dividends:
Net investment income:
Class A Shares	(288,938)	(307,911)	(55,096)	(41,612)
Class B Shares	(170,963)	(163,518)	(82,985)	(145,985)
Class C Shares	(29,245)	(18,030)	(10,215)	(19,081)
Class I Shares	(238,848)	(181,367)	(472,469)	(666,493)
Net realized gains:
Class A Shares	(38,586)	(15,636)	(3,193)	—
Class B Shares	(24,882)	(6,846)	(10,717)	—
Class C Shares	(2,297)	(757)	(1,145)	—
Class I Shares	(28,677)	(8,215)	(38,243)	—

Change in net assets resulting from shareholder dividends	(822,436)	(702,280)	(674,063)	(873,171)

Change in net assets resulting from capital transactions	241,192	(533,751)	453,241	(4,796,641)

Change in net assets	(2,903,724)	(644,748)	(1,171,792)	(4,171,732)

Net Assets:
Beginning of period	9,012,490	9,657,238	14,045,536	18,217,268

End of period	$6,108,766	$9,012,490	$12,873,744	$14,045,536

Accumulated net investment income (loss)	$(8,348)	$328	$8,733	$23,112

37	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Fixed Income Fund		Intermediate Duration Fixed Income Fund

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$513,208	$1,101,456	$1,234,199	$91,672
Dividends reinvested	233,298	261,982	47,821	37,106
Value of shares redeemed	(1,036,177)	(2,360,652)	(270,271)	(335,287)

Class A Shares capital transactions	(289,671)	(997,214)	1,011,749	(206,509)

Class B Shares:
Proceeds from shares issued	151,468	542,167	28,472	53,039
Dividends reinvested	139,567	113,890	83,053	129,255
Value of shares redeemed	(488,920)	(279,180)	(1,496,720)	(1,060,828)

Class B Shares capital transactions	(197,885)	376,877	(1,385,195)	(878,534)

Class C Shares:
Proceeds from shares issued	384,266	83,515	2,250	16,250
Dividends reinvested	9,773	15,343	11,183	18,729
Value of shares redeemed	(69,023)	(112,155)	(66,567)	(248,148)

Class C Shares capital transactions	325,016	(13,297)	(53,134)	(213,169)

Class I Shares:
Proceeds from shares issued	858,365	1,158,432	3,331,706	2,137,921
Dividends reinvested	265,507	188,601	437,644	500,994
Value of shares redeemed	(720,140)	(1,247,150)	(2,889,529)	(6,137,344)

Class I Shares capital transactions	403,732	99,883	879,821	(3,498,429)

Change in net assets resulting from capital transactions	$241,192	$(533,751)	$453,241	$(4,796,641)

SHARE TRANSACTIONS:
Class A Shares:
Issued	56,231	107,567	128,765	9,160
Reinvested	26,066	25,689	4,994	3,707
Redeemed	(123,310)	(230,848)	(29,064)	(33,428)

Change in Class A Shares	(41,013)	(97,592)	104,695	(20,561)

Class B Shares:
Issued	16,457	52,978	2,919	5,264
Reinvested	15,661	11,185	8,530	12,882
Redeemed	(55,294)	(27,507)	(154,813)	(105,990)

Change in Class B Shares	(23,176)	36,656	(143,364)	(87,844)

Class C Shares:
Issued	42,443	7,961	230	1,608
Reinvested	1,092	1,498	1,154	1,868
Redeemed	(8,336)	(11,490)	(6,896)	(24,816)

Change in Class C Shares	35,199	(2,031)	(5,512)	(21,340)

Class I Shares:
Issued	94,078	113,787	345,371	215,480
Reinvested	29,870	18,529	45,299	49,957
Redeemed	(84,666)	(121,825)	(299,875)	(612,503)

Change in Class I Shares	39,282	10,491	90,795	(347,066)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	38

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	New York Tax-Free Bond Fund		Growth Fund

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$2,059,228	$2,140,227	$(153,221)	$25,419
Net realized gains (losses) from investment transactions	151,884	79,494	182,222	2,943,213
Change in unrealized appreciation/depreciation from investments and foreign currencies	(3,382,762)	(832,199)	(30,016,810)	11,547,046

Change in net assets resulting from operations	(1,171,650)	1,387,522	(29,987,809)	14,515,678

Dividends:
Net investment income:
Class A Shares	(1,111,330)	(1,173,859)	—	(9,938)
Class B Shares	(188,686)	(304,650)	—	—
Class C Shares	(15,852)	(26,272)	—	—
Class I Shares	(764,542)	(608,516)	—	(37,788)
Net realized gains:
Class A Shares	(41,981)	(11,494)	(1,383,410)	(1,670,738)
Class B Shares	(10,694)	(4,734)	(79,802)	(114,608)
Class C Shares	(809)	(438)	(4,866)	(8,469)
Class I Shares	(26,013)	(5,055)	(1,424,277)	(1,202,878)

Change in net assets resulting from shareholder dividends	(2,159,907)	(2,135,018)	(2,892,355)	(3,044,419)

Change in net assets resulting from capital transactions	(12,285,228)	323,731	28,956,532	12,667,797

Change in net assets	(15,616,785)	(423,765)	(3,923,632)	24,139,056

Net Assets:
Beginning of period	61,029,554	61,453,319	62,881,954	38,742,898

End of period	$45,412,769	$61,029,554	$58,958,322	$62,881,954

Accumulated net investment income (loss)	$359	$21,541	$—	$—

39	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	New York Tax-Free Bond Fund		Growth Fund

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$4,006,530	$7,409,045	$2,184,134	$8,418,213
Proceeds from shares issued in conversion	—	—	2,181,685	—
Dividends reinvested	1,035,303	1,075,105	1,365,451	1,668,294
Value of shares redeemed	(11,207,042)	(8,495,178)	(7,496,370)	(7,016,198)

Class A Shares capital transactions	(6,165,209)	(11,028)	(1,765,100)	3,070,309

Class B Shares:
Proceeds from shares issued	120,432	141,720	94,123	61,125
Proceeds from shares issued in conversion	—	—	3,033,945	—
Dividends reinvested	147,784	227,620	79,295	112,067
Value of shares redeemed	(3,728,591)	(5,321,458)	(621,351)	(260,768)

Class B Shares capital transactions	(3,460,375)	(4,952,118)	2,586,012	(87,576)

Class C Shares:
Proceeds from shares issued	33,615	17,375	316	54
Proceeds from shares issued in conversion	—	—	27,158	—
Dividends reinvested	12,094	14,700	4,866	8,413
Value of shares redeemed	(352,550)	(456,298)	(12,332)	(197,005)

Class C Shares capital transactions	(306,841)	(424,223)	20,008	(188,538)

Class I Shares:
Proceeds from shares issued	5,250,741	7,546,678	5,289,940	13,457,915
Proceeds from shares issued in conversion	—	—	29,095,081	—
Dividends reinvested	286,948	144,401	1,334,114	1,190,246
Value of shares redeemed	(7,890,492)	(1,979,979)	(7,603,523)	(4,774,559)

Class I Shares capital transactions	(2,352,803)	5,711,100	28,115,612	9,873,602

Change in net assets resulting from capital transactions	$(12,285,228)	$323,731	$28,956,532	$12,667,797

SHARE TRANSACTIONS:
Class A Shares:
Issued	365,610	667,129	171,527	581,862
Issued in conversion	—	—	154,250	—
Reinvested	95,116	97,101	82,517	117,196
Redeemed	(1,044,410)	(768,451)	(499,620)	(458,934)

Change in Class A Shares	(583,684)	(4,221)	(91,326)	240,124

Class B Shares:
Issued	10,955	12,842	6,697	4,219
Issued in conversion	—	—	229,821	—
Reinvested	13,566	20,557	5,109	8,307
Redeemed	(339,919)	(481,133)	(49,634)	(18,265)

Change in Class B Shares	(315,398)	(447,734)	191,993	(5,739)

Class C Shares:
Issued	3,026	1,555	21	4
Issued in conversion	—	—	2,045	—
Reinvested	1,091	1,336	312	620
Redeemed	(31,836)	(41,171)	(900)	(13,792)

Change in Class C Shares	(27,719)	(38,280)	1,478	(13,168)

Class I Shares:
Issued	476,765	681,820	372,328	901,736
Issued in conversion	—	—	2,043,578	—
Reinvested	26,350	13,084	80,320	83,266
Redeemed	(738,030)	(179,624)	(519,054)	(313,430)

Change in Class I Shares	(234,915)	515,280	1,977,172	671,572

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	40

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$7,877,663	$7,281,046	$(87,610)	$(136,947)
Net realized gains (losses) from investment transactions	7,880,059	29,592,826	1,072,890	3,529,981
Change in unrealized appreciation/depreciation from investments and foreign currencies	(201,336,999)	37,623,613	(14,339,743)	4,694,868

Change in net assets resulting from operations	(185,579,277)	74,497,485	(13,354,463)	8,087,902

Dividends:
Net investment income:
Class I Shares	(5,964,290)	(7,179,951)	—	—
Net realized gains:
Class A Shares	—	—	(598,216)	(258,695)
Class B Shares	—	—	(737,486)	(522,684)
Class C Shares	—	—	(9,380)	(6,914)
Class I Shares	(28,980,345)	(24,089,605)	(2,185,201)	(1,159,580)

Change in net assets resulting from shareholder dividends	(34,944,635)	(31,269,556)	(3,530,283)	(1,947,873)

Change in net assets resulting from capital transactions	(4,139,847)	58,740,573	603,841	(942,082)

Change in net assets	(224,663,759)	101,968,502	(16,280,905)	5,197,947

Net Assets:
Beginning of period	385,717,107	283,748,605	32,931,699	27,733,752

End of period	$161,053,348	$385,717,107	$16,650,794	$32,931,699

Accumulated net investment income (loss)	$6,999,097	$5,187,203	$—	$—

41	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$2,247,640	$3,918,143
Dividends reinvested	—	—	592,760	256,489
Value of shares redeemed	—	—	(1,823,839)	(2,634,591)

Class A Shares capital transactions	—	—	1,016,561	1,540,041

Class B Shares:
Proceeds from shares issued	—	—	132,611	235,774
Dividends reinvested	—	—	721,029	514,297
Value of shares redeemed	—	—	(2,456,625)	(3,072,777)

Class B Shares capital transactions	—	—	(1,602,985)	(2,322,706)

Class C Shares:
Proceeds from shares issued	—	—	9	11,496
Dividends reinvested	—	—	9,380	6,914
Value of shares redeemed	—	—	(52,339)	(49,388)

Class C Shares capital transactions	—	—	(42,950)	(30,978)

Class I Shares:
Proceeds from shares issued	40,597,462	84,946,485	2,731,685	5,100,905
Dividends reinvested	26,918,243	22,576,471	1,405,125	581,066
Value of shares redeemed	(71,655,552)	(48,782,383)	(2,903,595)	(5,810,410)

Class I Shares capital transactions	(4,139,847)	58,740,573	1,233,215	(128,439)

Change in net assets resulting from capital transactions	$(4,139,847)	$58,740,573	$603,841	$(942,082)

SHARE TRANSACTIONS:
Class A Shares:
Issued	—	—	266,103	421,403
Reinvested	—	—	65,426	29,999
Redeemed	—	—	(210,220)	(264,389)

Change in Class A Shares	—	—	121,309	187,013

Class B Shares:
Issued	—	—	17,380	27,574
Reinvested	—	—	86,351	64,127
Redeemed	—	—	(326,374)	(354,120)

Change in Class B Shares	—	—	(222,643)	(262,419)

Class C Shares:
Issued	—	—	—	1,231
Reinvested	—	—	1,113	855
Redeemed	—	—	(6,502)	(5,550)

Change in Class C Shares	—	—	(5,389)	(3,464)

Class I Shares:
Issued	2,263,402	3,750,486	318,390	522,495
Reinvested	1,358,821	1,070,482	151,578	66,712
Redeemed	(4,112,422)	(2,166,669)	(334,242)	(600,816)

Change in Class I Shares	(490,199)	2,654,299	135,726	(11,609)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	42

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$(217,394)	$(302,009)	$(799,142)	$(1,033,815)
Net realized gains (losses) from investment transactions	619,272	6,380,550	2,335,993	46,538,426
Change in unrealized appreciation/depreciation from investments and foreign currencies	(7,169,941)	(180,853)	(57,458,069)	1,172,860

Change in net assets resulting from operations	(6,768,063)	5,897,688	(55,921,218)	46,677,471

Dividends:
Net realized gains:
Class A Shares	(4,275,970)	(2,977,887)	—	—
Class B Shares	(1,656,407)	(619,431)	—	—
Class C Shares	(112,933)	(38,717)	—	—
Class I Shares	—	—	(45,200,235)	(29,938,816)

Change in net assets resulting from shareholder dividends	(6,045,310)	(3,636,035)	(45,200,235)	(29,938,816)

Change in net assets resulting from capital transactions	3,861,286	(11,472,973)	22,369,148	(32,269,549)

Change in net assets	(8,952,087)	(9,211,320)	(78,752,305)	(15,530,894)

Net Assets:
Beginning of period	20,318,759	29,530,079	176,592,878	192,123,772

End of period	$11,366,672	$20,318,759	$97,840,573	$176,592,878

Accumulated net investment income (loss)	$—	$—	$—	$—

43	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$4,352,351	$1,869,751	$—	$—
Dividends reinvested	4,182,326	2,944,516	—	—
Value of shares redeemed	(4,197,723)	(15,806,644)	—	—

Class A Shares capital transactions	4,336,954	(10,992,377)	—	—

Class B Shares:
Proceeds from shares issued	123,807	187,082	—	—
Dividends reinvested	1,634,480	612,160	—	—
Value of shares redeemed	(2,318,068)	(1,272,389)	—	—

Class B Shares capital transactions	(559,781)	(473,147)	—	—

Class C Shares:
Proceeds from shares issued	54,646	—	—	—
Dividends reinvested	111,644	38,284	—	—
Value of shares redeemed	(82,177)	(45,733)	—	—

Class C Shares capital transactions	84,113	(7,449)	—	—

Class I Shares:
Proceeds from shares issued	—	—	18,539,696	43,767,538
Dividends reinvested	—	—	33,936,218	12,322,958
Value of shares redeemed	—	—	(30,106,766)	(88,360,045)

Class I Shares capital transactions	—	—	22,369,148	(32,269,549)

Change in net assets resulting from capital transactions	$3,861,286	$(11,472,973)	$22,369,148	$(32,269,549)

SHARE TRANSACTIONS:
Class A Shares:
Issued	413,739	131,660	—	—
Reinvested	393,076	228,434	—	—
Redeemed	(371,280)	(1,154,412)	—	—

Change in Class A Shares	435,535	(794,318)	—	—

Class B Shares:
Issued	12,688	14,236	—	—
Reinvested	177,468	51,790	—	—
Redeemed	(261,383)	(96,076)	—	—

Change in Class B Shares	(71,227)	(30,050)	—	—

Class C Shares:
Issued	5,891	—	—	—
Reinvested	11,915	3,204	—	—
Redeemed	(9,434)	(3,443)	—	—

Change in Class C Shares	8,372	(239)	—	—

Class I Shares:
Issued	—	—	1,473,803	2,507,207
Reinvested	—	—	2,551,595	822,079
Redeemed	—	—	(2,365,826)	(5,122,696)

Change in Class I Shares	—	—	1,659,572	(1,793,410)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	44

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$216,267	$218,504	$508,204	$507,210
Net realized gains (losses) from investments transactions	3,797,400	3,031,889	(4,675,106)	4,408,682
Change in unrealized appreciation/depreciation from investments and foreign currencies	(12,419,361)	1,272,896	(17,328,757)	12,266

Change in net assets resulting from operations	(8,405,694)	4,523,289	(21,495,659)	4,928,158

Dividends:
Net investment income:
Class A Shares	(105,065)	(474,482)	(197,548)	(213,752)
Class B Shares	(4,715)	(48,615)	(1,645)	(1,937)
Class C Shares	(123)	(2,106)	(118)	(113)
Class I Shares	—	—	(297,653)	(240,365)
Net realized gains:
Class A Shares	(2,297,440)	(2,532,363)	(2,036,989)	(2,315,837)
Class B Shares	(617,609)	(377,205)	(144,385)	(187,844)
Class C Shares	(24,923)	(18,983)	(10,272)	(14,732)
Class I Shares	—	—	(2,265,906)	(1,767,244)

Change in net assets resulting from shareholder dividends	(3,049,875)	(3,453,754)	(4,954,516)	(4,741,824)

Change in net assets resulting from capital transactions	(515,372)	(7,305,261)	2,078,757	12,809,994

Change in net assets	(11,970,941)	(6,235,726)	(24,371,418)	12,996,328

Net Assets:
Beginning of period	19,922,763	26,158,489	57,815,315	44,818,987

End of period	$7,951,822	$19,922,763	$33,443,897	$57,815,315

Accumulated net investment income (loss)	$439,713	$79,109	$126,892	$131,577

45	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,168,458	$1,927,533	$3,123,186	$6,834,608
Dividends reinvested	2,383,150	2,979,338	2,222,634	2,504,967
Value of shares redeemed	(4,837,345)	(12,347,048)	(5,905,400)	(6,945,162)

Class A Shares capital transactions	(285,737)	(7,440,177)	(559,580)	2,394,413

Class B Shares:
Proceeds from shares issued	151,714	299,816	107,540	81,743
Dividends reinvested	599,255	417,884	145,230	185,697
Value of shares redeemed	(986,692)	(551,790)	(583,192)	(410,699)

Class B Shares capital transactions	(235,723)	165,910	(330,422)	(143,259)

Class C Shares:
Proceeds from shares issued	3,000	28,000	50	—
Dividends reinvested	25,043	20,910	10,390	14,746
Value of shares redeemed	(21,955)	(79,904)	(11,882)	(42,494)

Class C Shares capital transactions	6,088	(30,994)	(1,442)	(27,748)

Class I Shares:
Proceeds from shares issued	—	—	6,102,681	13,481,595
Dividends reinvested	—	—	2,444,669	1,920,064
Value of shares redeemed	—	—	(5,577,149)	(4,815,071)

Class I Shares capital transactions	—	—	2,970,201	10,586,588

Change in net assets resulting from capital transactions	$(515,372)	$(7,305,261)	$2,078,757	$12,809,994

SHARE TRANSACTIONS:
Class A Shares:
Issued	229,442	102,880	313,160	433,376
Reinvested	162,229	170,248	157,396	160,308
Redeemed	(330,382)	(695,566)	(452,094)	(424,086)

Change in Class A Shares	61,289	(422,438)	18,462	169,598

Class B Shares:
Issued	11,070	16,784	9,342	5,175
Reinvested	43,236	25,023	10,720	12,417
Redeemed	(75,053)	(31,048)	(47,908)	(26,217)

Change in Class B Shares	(20,747)	10,759	(27,846)	(8,625)

Class C Shares:
Issued	165	1,618	3	—
Reinvested	1,749	1,221	761	979
Redeemed	(1,593)	(4,376)	(939)	(2,761)

Change in Class C Shares	321	(1,537)	(175)	(1,782)

Class I Shares:
Issued	—	—	527,200	831,134
Reinvested	—	—	173,797	122,918
Redeemed	—	—	(446,281)	(297,127)

Change in Class I Shares	—	—	254,716	656,925

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	46

HSBC INVESTOR ADVISOR FUNDS TRUST—CORE PLUS FIXED INCOME FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2004	$10.73	0.45	0.12	0.57	(0.45)	—	(0.45)	$10.85
Year Ended October 31, 2005	10.85	0.44	(0.27)	0.17	(0.47)	—	(0.47)	10.55
Year Ended October 31, 2006	10.55	0.53	0.02	0.55	(0.51)	(0.46)	(0.97)	10.13
Year Ended October 31, 2007	10.13	0.54	0.17	0.71	(0.53)	—	(0.53)	10.31
Year Ended October 31, 2008	10.31	0.49	(1.33)	(0.84)	(0.50)	(0.08)	(0.58)	8.89

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(c)		Portfolio Turnover Rate(d)

CLASS I SHARES
Year Ended October 31, 2004	5.46%		$109,518	0.64%		4.20%		0.64%		34.88%
Year Ended October 31, 2005	1.55	%(e)	89,743	0.52	%(e)	4.15	%(e)	0.52	%(e)	176.60%
Year Ended October 31, 2006	5.56%		80,976	0.56%		5.05%		0.80%		273.91%
Year Ended October 31, 2007	7.20	%(f)(g)	81,392	0.35	%(f)	5.24	%(f)	0.72%		252.26%
Year Ended October 31, 2008	(8.60	)%(h)	54,918	0.45%		4.96%		0.72%		119.38%

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11% for the Advisor Shares.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.10% for the Advisor Shares.

(g)

During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to total return was 1.80%.

(h)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to total return was 0.38%.

47	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—CORE PLUS FIXED INCOME FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2004	$10.48	0.40		0.12	0.52	(0.40)	—	(0.40)	$10.60
Year Ended October 31, 2005	10.60	0.39		(0.27)	0.12	(0.42)	—	(0.42)	10.30
Year Ended October 31, 2006	10.30	0.49	*	0.05	0.54	(0.49)	(0.05)	(0.54)	10.30
Year Ended October 31, 2007	10.30	0.51	*	0.19	0.70	(0.52)	—	(0.52)	10.48
Year Ended October 31, 2008	10.48	0.48	*	(1.39)	(0.91)	(0.48)	—	(0.48)	9.09

CLASS B SHARES
Year Ended October 31, 2004	$10.49	0.32		0.11	0.43	(0.32)	—	(0.32)	$10.60
Year Ended October 31, 2005	10.60	0.32		(0.27)	0.05	(0.34)	—	(0.34)	10.31
Year Ended October 31, 2006	10.31	0.41		0.06	0.47	(0.42)	(0.05)	(0.47)	10.31
Year Ended October 31, 2007	10.31	0.44	*	0.18	0.62	(0.44)	—	(0.44)	10.49
Year Ended October 31, 2008	10.49	0.40	*	(1.38)	(0.98)	(0.41)	—	(0.41)	9.10

CLASS C SHARES
Year Ended October 31, 2004	$10.48	0.32		0.11	0.43	(0.32)	—	(0.32)	$10.59
Year Ended October 31, 2005	10.59	0.32		(0.27)	0.05	(0.34)	—	(0.34)	10.30
Year Ended October 31, 2006	10.30	0.41	*	0.06	0.47	(0.42)	(0.05)	(0.47)	10.30
Year Ended October 31, 2007	10.30	0.44	*	0.16	0.60	(0.44)	—	(0.44)	10.46
Year Ended October 31, 2008	10.46	0.39	*	(1.37)	(0.98)	(0.41)	—	(0.41)	9.07

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(c)		Portfolio Turnover Rate(d)

CLASS A SHARES
Year Ended October 31, 2004	5.07%		$17,248	1.04%		3.78%		1.26%		34.88%
Year Ended October 31, 2005	1.16	%(e)	17,646	0.84	%(e)	3.82	%(e)	1.15	%(e)	176.60%
Year Ended October 31, 2006	5.45%		12,248	0.79%		4.82%		1.43%		273.91%
Year Ended October 31, 2007	6.90	%(f)(g)	13,592	0.67	%(f)	4.93	%(f)	1.41%		252.26%
Year Ended October 31, 2008	(8.99	)%(h)	8,371	0.70%		4.72%		1.46%		119.38%

CLASS B SHARES
Year Ended October 31, 2004	4.19%		$7,017	1.79%		3.05%		2.01%		34.88%
Year Ended October 31, 2005	0.50	%(e)	6,168	1.59	%(e)	3.08	%(e)	1.90	%(e)	176.90%
Year Ended October 31, 2006	4.67%		4,267	1.54%		4.06%		2.19%		273.91%
Year Ended October 31, 2007	6.10	%(f)(g)	3,792	1.42	%(f)	4.18	%(f)	2.12%		252.26%
Year Ended October 31, 2008	(9.66	)%(h)	1,722	1.45%		3.98%		2.19%		119.38%

CLASS C SHARES
Year Ended October 31, 2004	4.20%		$377	1.80%		3.07%		2.02%		34.88%
Year Ended October 31, 2005	0.51	%(e)	285	1.58	%(e)	3.14	%(e)	1.89	%(e)	176.90%
Year Ended October 31, 2006	4.67%		236	1.54%		4.07%		2.19%		273.91%
Year Ended October 31, 2007	5.92	%(f)(g)	30	1.43	%(f)	4.24	%(f)	2.19%		252.26%
Year Ended October 31, 2008	(9.69	)%(h)	95	1.45%		3.92%		2.22%		119.38%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11%, 0.11% and 0.12% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.03%, and 0.02% for Class A Shares, Class B Shares, and Class C Shares, respectively.

(g)

During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 1.77%, 1.76% and 1.77% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.38%, 0.38% and 0.38% for Class A Shares, Class B Shares and Class C Shares respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	48

HSBC INVESTOR FUNDS—HIGH YIELD FIXED INCOME FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Period Ended October 31, 2006(f)	$10.00	0.69		0.12	0.81	(0.68)	—	(0.68)	$10.13
Year Ended October 31, 2007	10.13	0.79	*	(0.09)	0.70	(0.79)	(0.03)	(0.82)	10.01
Year Ended October 31, 2008	10.01	0.77	*	(3.19)	(2.42)	(0.78)	(0.10)	(0.88)	6.71

CLASS B SHARES
Period Ended October 31, 2006(g)	$10.00	0.62		0.13	0.75	(0.61)	—	(0.61)	$10.14
Year Ended October 31, 2007	10.14	0.71	*	(0.09)	0.62	(0.72)	(0.03)	(0.75)	10.01
Year Ended October 31, 2008	10.01	0.70	*	(3.19)	(2.49)	(0.71)	(0.10)	(0.81)	6.71

CLASS C SHARES
Period Ended October 31, 2006(h)	$10.01	0.58		0.15	0.73	(0.58)	—	(0.58)	$10.16
Year Ended October 31, 2007	10.16	0.71	*	(0.09)	0.62	(0.72)	(0.03)	(0.75)	10.03
Year Ended October 31, 2008	10.03	0.69	*	(3.19)	(2.50)	(0.71)	(0.10)	(0.81)	6.72

CLASS I SHARES
Period Ended October 31, 2006(i)	$10.00	0.71		0.14	0.85	(0.71)	—	(0.71)	$10.14
Year Ended October 31, 2007	10.14	0.81	*	(0.09)	0.72	(0.82)	(0.03)	(0.85)	10.01
Year Ended October 31, 2008	10.01	0.79	*	(3.19)	(2.40)	(0.80)	(0.10)	(0.90)	6.71

		Ratios/Supplementary Data

	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2006(f)	8.38%	$4,742	0.80%	7.27%	3.53%	13.61%
Year Ended October 31, 2007	7.13%	3,706	0.80%	7.71%	2.97%	30.77%
Year Ended October 31, 2008	(26.01)%	2,209	0.80%	8.54%	2.83%	24.10%

CLASS B SHARES
Period Ended October 31, 2006(g)	7.68%	$2,106	1.55%	6.65%	4.26%	13.61%
Year Ended October 31, 2007	6.22%	2,447	1.55%	6.95%	3.69%	30.77%
Year Ended October 31, 2008	(26.57)%	1,484	1.55%	7.79%	3.57%	24.10%

CLASS C SHARES
Period Ended October 31, 2006(h)	7.42%	$241	1.55%	6.65%	4.29%	13.61%
Year Ended October 31, 2007	6.20%	217	1.55%	6.90%	3.69%	30.77%
Year Ended October 31, 2008	(26.63)%	382	1.55%	7.81%	3.63%	24.10%

CLASS I SHARES
Period Ended October 31, 2006(i)	8.73%	$2,568	0.55%	7.53%	3.29%	13.61%
Year Ended October 31, 2007	7.29%	2,642	0.55%	7.95%	2.68%	30.77%
Year Ended October 31, 2008	(25.83)%	2,034	0.55%	8.80%	2.59%	24.10%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor High Yield Fixed Income Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f)	Class A Shares commenced operations on November 18, 2005.

(g)	Class B Shares commenced operations on November 21, 2005.

(h)	Class C Shares commenced operations on December 14, 2005.

(i)	Class I Shares commenced operations on November 18, 2005.

49	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—INTERMEDIATE DURATION FIXED INCOME FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2004	$10.47	0.32	*	0.06	0.38	(0.33)	(0.46)	(0.79)	$10.06
Year Ended October 31, 2005	10.06	0.33		(0.29)	0.04	(0.37)	(0.06)	(0.43)	9.67
Year Ended October 31, 2006	9.67	0.45		0.05	0.50	(0.45)	—	(0.45)	9.72
Year Ended October 31, 2007	9.72	0.50	*	0.33	0.83	(0.50)	—	(0.50)	10.05
Year Ended October 31, 2008	10.05	0.41	*	(1.08)	(0.67)	(0.43)	(0.04)	(0.47)	8.91

CLASS B SHARES
Year Ended October 31, 2004	$10.49	0.23		0.08	0.31	(0.26)	(0.46)	(0.72)	$10.08
Year Ended October 31, 2005	10.08	0.25		(0.29)	(0.04)	(0.29)	(0.06)	(0.35)	9.69
Year Ended October 31, 2006	9.69	0.38		0.04	0.42	(0.38)	—	(0.38)	9.73
Year Ended October 31, 2007	9.73	0.43	*	0.33	0.76	(0.42)	—	(0.42)	10.07
Year Ended October 31, 2008	10.07	0.36	*	(1.10)	(0.74)	(0.36)	(0.04)	(0.40)	8.93

CLASS C SHARES
Year Ended October 31, 2004	$10.49	0.22		0.08	0.30	(0.26)	(0.46)	(0.72)	$10.07
Year Ended October 31, 2005	10.07	0.25		(0.29)	(0.04)	(0.29)	(0.06)	(0.35)	9.68
Year Ended October 31, 2006	9.68	0.38		0.05	0.43	(0.38)	—	(0.38)	9.73
Year Ended October 31, 2007	9.73	0.43	*	0.33	0.76	(0.43)	—	(0.43)	10.06
Year Ended October 31, 2008	10.06	0.36	*	(1.09)	(0.73)	(0.36)	(0.04)	(0.40)	8.93

CLASS I SHARES
Year Ended October 31, 2004	$10.48	0.33		0.09	0.42	(0.36)	(0.46)	(0.82)	$10.08
Year Ended October 31, 2005	10.08	0.35		(0.30)	0.05	(0.39)	(0.06)	(0.45)	9.68
Year Ended October 31, 2006	9.68	0.47		0.05	0.52	(0.47)	—	(0.47)	9.73
Year Ended October 31, 2007	9.73	0.53	*	0.32	0.85	(0.52)	—	(0.52)	10.06
Year Ended October 31, 2008	10.06	0.45	*	(1.08)	(0.63)	(0.46)	(0.04)	(0.50)	8.93

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(c)		Portfolio Turnover Rate(d)

CLASS A SHARES
Year Ended October 31, 2004	3.90%		$1,558	1.10%		3.01%		1.21%		50.06%
Year Ended October 31, 2005	0.31	%(e)	1,055	1.01	%(e)	3.37	%(e)	1.10	%(e)	107.26%
Year Ended October 31, 2006	5.30%		976	0.80%		4.61%		1.65%		236.51%
Year Ended October 31, 2007	8.67	%(f)(g)	803	0.53	%(f)	5.02	%(f)	1.67%		219.76%
Year Ended October 31, 2008	(6.90	)%(h)	1,646	0.65%		4.33%		1.78%		124.23%

CLASS B SHARES
Year Ended October 31, 2004	3.11%		$6,321	1.85%		2.28%		1.96%		50.06%
Year Ended October 31, 2005	(0.44	)%(e)	4,852	1.76	%(e)	2.60	%(e)	1.85	%(e)	107.26%
Year Ended October 31, 2006	4.40%		3,738	1.56%		3.84%		2.40%		236.51%
Year Ended October 31, 2007	7.96	%(f)(g)	2,982	1.28	%(f)	4.26	%(f)	2.41%		219.76%
Year Ended October 31, 2008	(7.58	)%(h)	1,365	1.40%		3.74%		2.51%		124.23%

CLASS C SHARES
Year Ended October 31, 2004	3.03%		$679	1.85%		2.25%		1.96%		50.06%
Year Ended October 31, 2005	(0.44	)%(e)	527	1.77	%(e)	2.60	%(e)	1.86	%(e)	107.26%
Year Ended October 31, 2006	4.51%		503	1.55%		3.86%		2.40%		236.51%
Year Ended October 31, 2007	7.86	%(f)(g)	305	1.27	%(f)	4.27	%(f)	2.43%		219.76%
Year Ended October 31, 2008	(7.49	)%(h)	222	1.40%		3.69%		2.51%		124.23%

CLASS I SHARES
Year Ended October 31, 2004	4.25%		$31,217	0.85%		3.28%		0.96%		50.06%
Year Ended October 31, 2005	0.45	%(e)	24,744	0.76	%(e)	3.60	%(e)	0.85	%(e)	107.26%
Year Ended October 31, 2006	5.56%		13,000	0.58%		4.77%		1.38%		236.51%
Year Ended October 31, 2007	8.93	%(f)(g)	9,955	0.28	%(f)	5.25	%(f)	1.42%		219.76%
Year Ended October 31, 2008	(6.56	)%(h)	9,641	0.40%		4.66%		1.51%		124.23%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Intermediate Duration Fixed Income Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.09%, 0.09%, 0.09% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.12%, 0.12%, 0.13%, and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 3.75%, 3.74%, 3.74% and 3.75% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 1.39%, 1.39%, 1.39% and 1.39% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	50

HSBC INVESTOR FUNDS—NEW YORK TAX-FREE BOND FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2004	$11.21	0.34		0.17	0.51	(0.34)	(0.06)	(0.40)	$11.32
Year Ended October 31, 2005	11.32	0.34		(0.22)	0.12	(0.34)	(0.02)	(0.36)	11.08
Year Ended October 31, 2006	11.08	0.37		0.12	0.49	(0.37)	(0.02)	(0.39)	11.18
Year Ended October 31, 2007	11.18	0.39	*	(0.14)	0.25	(0.38)	—	(0.38)	11.05
Year Ended October 31, 2008	11.05	0.39	*	(0.63)	(0.24)	(0.39)	(0.01)	(0.40)	10.41

CLASS B SHARES
Year Ended October 31, 2004	$11.20	0.25		0.17	0.42	(0.25)	(0.06)	(0.31)	$11.31
Year Ended October 31, 2005	11.31	0.25		(0.22)	0.03	(0.25)	(0.02)	(0.27)	11.07
Year Ended October 31, 2006	11.07	0.28		0.12	0.40	(0.28)	(0.02)	(0.30)	11.17
Year Ended October 31, 2007	11.17	0.30	*	(0.13)	0.17	(0.30)	—	(0.30)	11.04
Year Ended October 31, 2008	11.04	0.31	*	(0.63)	(0.32)	(0.31)	(0.01)	(0.32)	10.40

CLASS C SHARES
Year Ended October 31, 2004	$11.25	0.25		0.16	0.41	(0.25)	(0.06)	(0.31)	$11.35
Year Ended October 31, 2005	11.35	0.25		(0.22)	0.03	(0.25)	(0.02)	(0.27)	11.11
Year Ended October 31, 2006	11.11	0.28		0.12	0.40	(0.28)	(0.02)	(0.30)	11.21
Year Ended October 31, 2007	11.21	0.31	*	(0.14)	0.17	(0.30)	—	(0.30)	11.08
Year Ended October 31, 2008	11.08	0.31	*	(0.62)	(0.31)	(0.31)	(0.01)	(0.32)	10.45

CLASS I SHARES
Year Ended October 31, 2004	$11.21	0.37		0.17	0.54	(0.37)	(0.06)	(0.43)	$11.32
Year Ended October 31, 2005	11.32	0.37		(0.22)	0.15	(0.37)	(0.02)	(0.39)	11.08
Year Ended October 31, 2006	11.08	0.39		0.12	0.51	(0.39)	(0.02)	(0.41)	11.18
Year Ended October 31, 2007	11.18	0.41	*	(0.13)	0.28	(0.41)	—	(0.41)	11.05
Year Ended October 31, 2008	11.05	0.42	*	(0.63)	(0.21)	(0.42)	(0.01)	(0.43)	10.41

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(b)	Portfolio Turnover Rate(c)

CLASS A SHARES
Year Ended October 31, 2004	4.57%		$32,889	0.87%		3.01%		0.87%	26.96%
Year Ended October 31, 2005	1.03	%(d)	34,441	0.88	%(d)	3.02	%(d)	0.89%	13.87%
Year Ended October 31, 2006	4.45%		32,727	0.93%		3.30%		0.93%	12.69%
Year Ended October 31, 2007	2.34	%(e)	32,305	0.86	%(e)	3.50	%(e)	0.89%	17.03%
Year Ended October 31, 2008	(2.20)%		24,363	0.84%		3.56%		0.84%	0.00%

CLASS B SHARES
Year Ended October 31, 2004	3.80%		$17,457	1.62%		2.27%		1.62%	26.96%
Year Ended October 31, 2005	0.28	%(d)	16,258	1.63	%(d)	2.27	%(d)	1.64%	13.87%
Year Ended October 31, 2006	3.67%		13,735	1.68%		2.56%		1.68%	12.69%
Year Ended October 31, 2007	1.58	%(e)	8,635	1.61	%(e)	2.75	%(e)	1.64%	17.03%
Year Ended October 31, 2008	(2.94)%		4,856	1.59%		2.80%		1.59%	0.00%

CLASS C SHARES
Year Ended October 31, 2004	3.69%		$2,340	1.62%		2.26%		1.62%	26.96%
Year Ended October 31, 2005	0.28	%(d)	1,782	1.63	%(d)	2.26	%(d)	1.64%	13.87%
Year Ended October 31, 2006	3.66%		1,246	1.68%		2.55%		1.68%	12.69%
Year Ended October 31, 2007	1.57	%(e)	807	1.60	%(e)	2.75	%(e)	1.63%	17.03%
Year Ended October 31, 2008	(2.84)%		471	1.59%		2.80%		1.59%	0.00%

CLASS I SHARES
Year Ended October 31, 2004	4.83%		$19,908	0.62%		3.27%		0.62%	26.96%
Year Ended October 31, 2005	1.28	%(d)	16,981	0.63	%(d)	3.27	%(d)	0.64%	13.87%
Year Ended October 31, 2006	4.71%		13,746	0.68%		3.55%		0.68%	12.69%
Year Ended October 31, 2007	2.59	%(e)	19,282	0.60	%(e)	3.74	%(e)	0.63%	17.03%
Year Ended October 31, 2008	(1.96)%		15,723	0.59%		3.80%		0.59%	0.00%

*	Calculated based on average shares outstanding.

(a)	Total return calculations do not include any sales or redemption charges.

(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(d)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(e)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.04%, 0.03%, and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

51	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—GROWTH FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Period Ended October 31, 2004(f)	$12.68	(0.02)		(0.11)	(0.13)	—	—	—	$12.55
Year Ended October 31, 2005	12.55	0.03		1.59	1.62	(0.05)	—	(0.05)	14.12
Year Ended October 31, 2006	14.12	(0.02	)*	0.99	0.97	—	(0.23)	(0.23)	14.86
Year Ended October 31, 2007	14.86	—	*(i)	4.23	4.23	(0.01)	(1.13)	(1.14)	17.95
Year Ended October 31, 2008	17.95	(0.05	)*	(6.51)	(6.56)	—	(0.84)	(0.84)	10.55

CLASS B SHARES
Period Ended October 31, 2004(f)	$12.28	(0.07)		(0.10)	(0.17)	—	—	—	$12.11
Year Ended October 31, 2005	12.11	(0.07)		1.53	1.46	—	—	—	13.57
Year Ended October 31, 2006	13.57	(0.12	)*	0.95	0.83	—	(0.23)	(0.23)	14.17
Year Ended October 31, 2007	14.17	(0.11	)*	3.99	3.88	—	(1.13)	(1.13)	16.92
Year Ended October 31, 2008	16.92	(0.16	)*	(6.07)	(6.23)	—	(0.84)	(0.84)	9.85

CLASS C SHARES
Year Ended October 31, 2004(f)	$12.35	(0.06)		(0.12)	(0.18)	—	—	—	$12.17
Year Ended October 31, 2005	12.17	(0.07)		1.54	1.47	—	—	—	13.64
Year Ended October 31, 2006	13.64	(0.16	)*	0.99	0.83	—	(0.23)	(0.23)	14.24
Year Ended October 31, 2007	14.24	(0.11	)*	4.02	3.91	—	(1.13)	(1.13)	17.02
Year Ended October 31, 2008	17.02	(0.16	)*	(6.11)	(6.27)	—	(0.84)	(0.84)	9.91

CLASS I SHARES
Period Ended October 31, 2004(f)	$12.67	(0.01)		(0.11)	(0.12)	—	—	—	$12.55
Year Ended October 31, 2005	12.55	0.06		1.59	1.65	(0.08)	—	(0.08)	14.12
Year Ended October 31, 2006	14.12	0.02	*	0.99	1.01	—	(0.23)	(0.23)	14.90
Year Ended October 31, 2007	14.90	0.03	*	4.24	4.27	(0.02)	(1.13)	(1.15)	18.02
Year Ended October 31, 2008	18.02	(0.02	)*	(6.54)	(6.56)	—	(0.84)	(0.84)	10.62

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2004(f)	(1.03)%		$17,372	1.20%		(0.42)%		1.31%	53.08%
Year Ended October 31, 2005	12.91	%(g)	21,866	1.15	%(g)	0.19	%(g)	1.35%	79.54%
Year Ended October 31, 2006	6.92%		21,985	1.20%		(0.14)%		1.44%	75.06%
Year Ended October 31, 2007	30.45	%(h)	30,858	1.11	%(h)	(0.03	)%(h)	1.22%	57.04%
Year Ended October 31, 2008	(38.23	)%(j)	17,180	1.20%		(0.36)%		1.22%	157.87%

CLASS B SHARES
Period Ended October 31, 2004(f)	(1.38)%		$1,402	1.95%		(1.17)%		2.06%	53.08%
Year Ended October 31, 2005	12.06	%(g)	1,317	1.90	%(g)	(0.48	)%(g)	2.09%	79.54%
Year Ended October 31, 2006	6.16%		1,446	1.95%		(0.88)%		2.19%	75.06%
Year Ended October 31, 2007	29.43	%(h)	1,630	1.86	%(h)	(0.78	)%(h)	1.98%	57.04%
Year Ended October 31, 2008	(38.62	%(j)	2,839	1.95%		(1.20)%		1.96%	157.87%

CLASS C SHARES
Year Ended October 31, 2004(f)	(1.46)%		$309	1.95%		(1.18)%		2.06%	53.08%
Year Ended October 31, 2005	12.08	%(g)	344	1.90	%(g)	(0.51	)%(g)	2.10%	79.54%
Year Ended October 31, 2006	6.13%		270	1.95%		(0.89)%		2.18%	75.06%
Year Ended October 31, 2007	29.49	%(h)	98	1.86	%(h)	(0.79	)%(h)	1.96%	57.04%
Year Ended October 31, 2008	(38.63	)%(j)	72	1.95%		(1.13)%		1.97%	157.87%

CLASS I SHARES
Period Ended October 31, 2004(f)	0.95%		$19,115	0.95%		(0.17	) %	1.06%	53.08%
Year Ended October 31, 2005	13.17	%(g)	13,107	0.90	%(g)	0.56	%(g)	1.07%	79.54%
Year Ended October 31, 2006	7.21%		15,042	0.95%		0.12%		1.19%	75.06%
Year Ended October 31, 2007	30.73	%(h)	30,295	0.87	%(h)	0.20	%(h)	0.96%	57.04%
Year Ended October 31, 2008	(38.07	)%(j)	38,868	0.95%		(0.16)%		0.97%	157.87%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f)	Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 10, 2004.

(g)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.09%, 0.09%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)	Represents less than $0.005.

(j)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	52

HSBC INVESTOR ADVISOR FUNDS TRUST—INTERNATIONAL EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2004	$12.76	0.18	2.32	2.50	(0.39)	—	(0.39)	$14.87
Year Ended October 31, 2005	14.87	0.31	2.59	2.90	(0.23)	—	(0.23)	17.54
Year Ended October 31, 2006	17.54	0.38	5.14	5.52	(0.36)	(0.60)	(0.96)	22.10
Year Ended October 31, 2007	22.10	0.50	4.69	5.19	(0.55)	(1.84)	(2.39)	24.90
Year Ended October 31, 2008	24.90	0.53	(12.41)	(11.88)	(0.39)	(1.90)	(2.29)	10.73

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover Rate(d)

CLASS I SHARES
Year Ended October 31, 2004	20.06%		$148,317	1.05%		1.39%		1.05%	106.11%
Year Ended October 31, 2005	19.69%		193,144	0.92%		2.01%		0.92%	31.32%
Year Ended October 31, 2006	32.70%		283,749	0.97%		2.02%		0.97%	33.39%
Year Ended October 31, 2007	25.41	%(e)(f)	385,717	0.87	%(e)	2.15	%(e)	0.89%	26.08%
Year Ended October 31, 2008	(51.92	) %	161,053	0.84%		2.69%		0.84%	28.98%

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(e)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.02% for the Advisor Shares.

(f)	During the year ended October 31, 2007, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18%.

53	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—MID-CAP FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2004	$7.95	(0.04	)*	0.53	0.49	—	—	$8.44
Year Ended October 31, 2005	8.44	(0.06	)*	1.49	1.43	—	—	9.87
Year Ended October 31, 2006	9.87	(0.00	)>	1.19	1.19	(2.18)	(2.18)	8.88
Year Ended October 31, 2007	8.88	(0.04	)*	2.59	2.55	(0.62)	(0.62)	10.81
Year Ended October 31, 2008	10.81	(0.03	)*	(4.17)	(4.20)	(1.23)	(1.23)	5.38

CLASS B SHARES
Year Ended October 31, 2004	$7.75	(0.10	)*	0.51	0.41	—	—	$8.16
Year Ended October 31, 2005	8.16	(0.13	)*	1.45	1.32	—	—	9.48
Year Ended October 31, 2006	9.48	(0.06	)*	1.13	1.07	(2.18)	(2.18)	8.37
Year Ended October 31, 2007	8.37	(0.10	)*	2.42	2.32	(0.62)	(0.62)	10.07
Year Ended October 31, 2008	10.07	(0.09	)*	(3.83)	(3.92)	(1.23)	(1.23)	4.92

CLASS C SHARES
Year Ended October 31, 2004	$7.80	(0.10	)*	0.52	0.42	—	—	$8.22
Year Ended October 31, 2005	8.22	(0.13	)*	1.45	1.32	—	—	9.54
Year Ended October 31, 2006	9.54	(0.06	)*	1.15	1.09	(2.18)	(2.18)	8.45
Year Ended October 31, 2007	8.45	(0.10	)*	2.43	2.33	(0.62)	(0.62)	10.16
Year Ended October 31, 2008	10.16	(0.10	)*	(3.86)	(3.96)	(1.23)	(1.23)	4.97

CLASS I SHARES
Year Ended October 31, 2004	$8.01	(0.02	)*	0.53	0.51	—	—	$8.52
Year Ended October 31, 2005	8.52	(0.02	)*	1.48	1.46	—	—	9.98
Year Ended October 31, 2006	9.98	0.03	*	1.20	1.23	(2.18)	(2.18)	9.03
Year Ended October 31, 2007	9.03	(0.02	)*	2.64	2.62	(0.62)	(0.62)	11.03
Year Ended October 31, 2008	11.03	(0.01	)*	(4.28)	(4.29)	(1.23)	(1.23)	5.51

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(b)	Portfolio Turnover Rate(c)

CLASS A SHARES
Year Ended October 31, 2004	6.16%		$1,878	1.09%		(0.54)%		1.09%	106.72%
Year Ended October 31, 2005	16.94	%(d)	2,151	1.38	%(d)	(0.65	)%(d)	1.53%	169.62%
Year Ended October 31, 2006	13.66%		3,185	1.48%		(0.01)%		1.85%	53.16%
Year Ended October 31, 2007	30.51	%(e)	5,897	1.19	%(e)	(0.45	)%(e)	1.70%	66.16%
Year Ended October 31, 2008	(43.49)%		3,584	1.35%		(0.36)%		1.80%	64.65%

CLASS B SHARES
Year Ended October 31, 2004	5.29%		$7,037	1.84%		(1.29)%		1.84%	106.72%
Year Ended October 31, 2005	16.18	%(d)	7,415	2.11	%(d)	(1.38	)%(d)	2.27%	169.62%
Year Ended October 31, 2006	12.78%		7,425	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	29.56	%(e)	6,285	1.92	%(e)	(1.15	)%(e)	2.48%	66.16%
Year Ended October 31, 2008	(43.97)%		1,975	2.09%		(1.15)%		2.51%	64.65%

CLASS C SHARES
Year Ended October 31, 2004	5.38%		$94	1.84%		(1.29)%		1.84%	106.72%
Year Ended October 31, 2005	16.06	%(d)	111	2.13	%(d)	(1.40	)%(d)	2.28%	169.62%
Year Ended October 31, 2006	12.93%		95	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	29.40	%(e)	79	1.93	%(e)	(1.16	)%(e)	2.46%	66.16%
Year Ended October 31, 2008	(43.97)%		12	2.09%		(1.20)%		2.49%	64.65%

CLASS I SHARES
Year Ended October 31, 2004	6.37%		$117,354	0.84%		(0.28)%		0.84%	106.72%
Year Ended October 31, 2005	17.14	%(d)	19,618	0.89	%(d)	(0.19	)%(d)	1.02%	169.62%
Year Ended October 31, 2006	13.97%		17,029	1.26%		0.29%		1.60%	53.16%
Year Ended October 31, 2007	30.80	%(e)	20,671	0.93	%(e)	(0.19	)%(e)	1.47%	66.16%
Year Ended October 31, 2008	(43.44)%		11,080	1.10%		(0.12)%		1.54%	64.65%

*	Calculated based on average shares outstanding.

>	Less than $0.005 per share.

(a)	Total return calculations do not include any sales or redemption charges.

(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(d)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio and net income ratio were 0.10%, 0.10%, 0.10% and 0.09% for Class A Shares, Class B Shares, Class C Shares and Trust Shares, respectively. The corresponding impact to the total return was 0.57%, 0.57%, 0.57% and 0.56% for Class A.

(e)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.16%, 0.18%, 0.17%, and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class Y Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	54

HSBC INVESTOR FUNDS—OPPORTUNITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2004	$10.36	(0.13)		0.68	0.55	—	—	$10.91
Year Ended October 31, 2005	10.91	(0.14)		1.62	1.48	—	—	12.39
Year Ended October 31, 2006	12.39	(0.14	)*	2.43	2.29	(0.39)	(0.39)	14.29
Year Ended October 31, 2007	14.29	(0.16	)*	4.01	3.85	(1.73)	(1.73)	16.41
Year Ended October 31, 2008	16.41	(0.12	)*	(4.04)	(4.16)	(5.16)	(5.16)	7.09

CLASS B SHARES
Year Ended October 31, 2004	$9.85	(0.20)		0.64	0.44	—	—	$10.29
Year Ended October 31, 2005	10.29	(0.22)		1.53	1.31	—	—	11.60
Year Ended October 31, 2006	11.60	(0.23	)*	2.27	2.04	(0.39)	(0.39)	13.25
Year Ended October 31, 2007	13.25	(0.25	)*	3.67	3.42	(1.73)	(1.73)	14.94
Year Ended October 31, 2008	14.94	(0.18	)*	(3.50)	(3.68)	(5.16)	(5.16)	6.10

CLASS C SHARES
Year Ended October 31, 2004	$9.94	(0.22)		0.67	0.45	—	—	$10.39
Year Ended October 31, 2005	10.39	(0.21)		1.53	1.32	—	—	11.71
Year Ended October 31, 2006	11.71	(0.23	)*	2.29	2.06	(0.39)	(0.39)	13.38
Year Ended October 31, 2007	13.38	(0.26	)*	3.72	3.46	(1.73)	(1.73)	15.11
Year Ended October 31, 2008	15.11	(0.17	)*	(3.57)	(3.74)	(5.16)	(5.16)	6.21

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(c)		Portfolio Turnover Rate(d)

CLASS A SHARES
Year Ended October 31, 2004	5.31%		$20,902	1.61%		(1.24)%		1.72%		81.75%
Year Ended October 31, 2005	13.57	% (e)	22,875	1.51	%(e)	(1.11	)%(e)	1.69	%(e)	63.95%
Year Ended October 31, 2006	18.81%		24,463	1.55%		(1.04)%		1.70%		60.83%
Year Ended October 31, 2007	30.28	%(f)	15,057	1.52	%(f)	(1.13	)%(f)	1.77%		69.41%
Year Ended October 31, 2008	(35.84)%		9,600	1.55%		(1.13)%		1.82%		80.42%

CLASS B SHARES
Year Ended October 31, 2004	4.47%		$4,611	2.36%		(2.00)%		2.47%		81.75%
Year Ended October 31, 2005	12.73	%(e)	4,539	2.26	%(e)	(1.86	)%(e)	2.44	%(e)	63.95%
Year Ended October 31, 2006	17.91%		4,768	2.30%		(1.79)%		2.45%		60.83%
Year Ended October 31, 2007	29.30	%(f)	4,928	2.26	%(f)	(1.91	)%(f)	2.52%		69.41%
Year Ended October 31, 2008	(36.30)%		1,578	2.29%		(1.88)%		2.58%		80.42%

CLASS C SHARES
Year Ended October 31, 2004	4.53%		$344	2.37%		(2.00)%		2.48%		81.75%
Year Ended October 31, 2005	12.70	%(e)	306	2.26	%(e)	(1.86	)%(e)	2.44	%(e)	63.95%
Year Ended October 31, 2006	17.92%		299	2.30%		(1.78)%		2.45%		60.83%
Year Ended October 31, 2007	29.32	%(f)	334	2.27	%(f)	(1.91	)%(f)	2.50%		69.41%
Year Ended October 31, 2008	(36.27)%		189	2.30%		(1.88)%		2.58%		80.42%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.04%, and 0.03% for Class A Shares, Class B Shares, and Class C Shares, respectively.

55	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR ADVISOR FUNDS TRUST—OPPORTUNITY FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2004	$12.36	(0.08)	0.79	0.71	—	—	$13.07
Year Ended October 31, 2005	13.07	(0.10)	1.97	1.87	—	—	14.94
Year Ended October 31, 2006	14.94	(0.09)	2.93	2.84	(0.50)	(0.50)	17.28
Year Ended October 31, 2007	17.28	(0.11)	4.48	4.37	(2.71)	(2.71)	18.94
Year Ended October 31, 2008	18.94	(0.07)	(4.99)	(5.06)	(4.97)	(4.97)	8.91

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover Rate(d)

CLASS I SHARES
Year Ended October 31, 2004	5.74%		$279,669	0.98%		(0.62)%		0.98%	81.75%
Year Ended October 31, 2005	14.31	%(e)	177,519	0.94	%(e)	(0.54	)%(e)	0.94%	63.95%
Year Ended October 31, 2006	19.40%		192,124	1.03%		(0.51)%		1.03%	60.83%
Year Ended October 31, 2007	29.42	%(f)	176,593	0.96	%(f)	(0.60)%		1.03%	69.41%
Year Ended October 31, 2008	(35.39)%		97,841	0.97%		(0.55)%		0.97%	80.42%

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.04% for the Advisor Shares.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.07% for the Advisor Shares.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	56

HSBC INVESTOR FUNDS—OVERSEAS EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2004	$11.73	0.08		2.19	2.27	(0.07)	—	(0.07)	$13.93
Year Ended October 31, 2005	13.93	0.18		2.33	2.51	(0.06)	(0.79)	(0.85)	15.59
Year Ended October 31, 2006	15.59	0.22		4.45	4.67	(0.25)	(1.16)	(1.41)	18.85
Year Ended October 31, 2007	18.85	0.22	*	3.92	4.14	(0.40)	(2.11)	(2.51)	20.48
Year Ended October 31, 2008	20.48	0.24	*	(9.41)	(9.17)	(0.15)	(3.31)	(3.46)	7.85

CLASS B SHARES
Year Ended October 31, 2004	$11.34	0.01	*	2.08	2.09	—	—	—	$13.43
Year Ended October 31, 2005	13.43	0.07		2.24	2.31	—	(0.79)	(0.79)	14.95
Year Ended October 31, 2006	14.95	0.09		4.26	4.35	(0.14)	(1.16)	(1.30)	18.00
Year Ended October 31, 2007	18.00	0.10	*	3.70	3.80	(0.27)	(2.11)	(2.38)	19.42
Year Ended October 31, 2008	19.42	0.14	*	(8.86)	(8.72)	(0.03)	(3.31)	(3.34)	7.36

CLASS C SHARES
Year Ended October 31, 2004	$11.54	(0.01)		2.14	2.13	—	—	—	$13.67
Year Ended October 31, 2005	13.67	0.06		2.29	2.35	—	(0.79)	(0.79)	15.23
Year Ended October 31, 2006	15.23	0.11		4.33	4.44	(0.14)	(1.16)	(1.30)	18.37
Year Ended October 31, 2007	18.37	0.11	*	3.80	3.91	(0.23)	(2.11)	(2.34)	19.94
Year Ended October 31, 2008	19.94	0.15	*	(9.15)	(9.00)	(0.02)	(3.31)	(3.33)	7.61

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover Rate(d)

CLASS A SHARES
Year Ended October 31, 2004	19.40%		$17,721	1.78%		0.79%		1.88%	106.11%
Year Ended October 31, 2005	18.64%		20,680	1.66%		1.21%		1.66%	31.32%
Year Ended October 31, 2006	31.85%		22,761	1.67%		1.24%		1.67%	33.39%
Year Ended October 31, 2007	24.19	%(e)	16,078	1.62	%(e)	1.15	%(e)	1.64%	26.08%
Year Ended October 31, 2008	(52.63)%		6,645	1.70%		1.75%		1.81%	28.98%

CLASS B SHARES
Year Ended October 31, 2004	18.43%		$2,061	2.53%		0.05%		2.63%	106.11%
Year Ended October 31, 2005	17.72%		2,403	2.41%		0.47%		2.41%	31.32%
Year Ended October 31, 2006	30.87%		3,234	2.42%		0.58%		2.42%	33.39%
Year Ended October 31, 2007	23.26	%(e)	3,698	2.37	%(e)	0.59	%(e)	2.40%	26.08%
Year Ended October 31, 2008	(52.97)%		1,249	2.45%		1.05%		2.56%	28.98%

CLASS C SHARES
Year Ended October 31, 2004	18.46%		$137	2.54%		(0.10)%		2.66%	106.11%
Year Ended October 31, 2005	17.70%		164	2.41%		0.48%		2.41%	31.32%
Year Ended October 31, 2006	30.92%		163	2.41%		0.58%		2.41%	33.39%
Year Ended October 31, 2007	23.39	%(e)	147	2.30	%(e)	0.59	%(e)	2.32%	26.08%
Year Ended October 31, 2008	(52.96)%		58	2.45%		1.12%		2.57%	28.98%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(e)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.02%, 0.03%, and 0.02% for Class A Shares, Class B Shares, and Class C Shares, respectively.

57	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—VALUE FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2004(f)	$12.68	0.05		0.69	0.74	(0.04)	—	(0.04)	$13.38
Year Ended October 31, 2005	13.38	0.10		1.86	1.96	(0.08)	(0.13)	(0.21)	15.13
Year Ended October 31, 2006	15.13	0.12	*	2.95	3.07	(0.19)	(1.29)	(1.48)	16.72
Year Ended October 31, 2007	16.72	0.14	*	1.38	1.52	(0.13)	(1.57)	(1.70)	16.54
Year Ended October 31, 2008	16.54	0.13	*	(6.30)	(6.17)	(0.13)	(1.30)	(1.43)	8.94

CLASS B SHARES
Year Ended October 31, 2004(f)	$12.28	—		0.68	0.68	(0.01)	—	(0.01)	$12.95
Year Ended October 31, 2005	12.95	(0.02)		1.80	1.78	—	(0.13)	(0.13)	14.60
Year Ended October 31, 2006	14.60	—	*	2.84	2.84	(0.07)	(1.29)	(1.36)	16.08
Year Ended October 31, 2007	16.08	0.02	*	1.32	1.34	(0.02)	(1.57)	(1.59)	15.83
Year Ended October 31, 2008	15.83	0.03	*	(6.01)	(5.98)	(0.02)	(1.30)	(1.32)	8.53

CLASS C SHARES
Year Ended October 31, 2004(f)	$12.35	0.01		0.67	0.68	(0.02)	—	(0.02)	$13.01
Year Ended October 31, 2005	13.01	(0.02)		1.82	1.80	(0.01)	(0.13)	(0.14)	14.67
Year Ended October 31, 2006	14.67	—	*	2.85	2.85	(0.05)	(1.29)	(1.34)	16.18
Year Ended October 31, 2007	16.18	0.02	*	1.32	1.34	(0.01)	(1.57)	(1.58)	15.94
Year Ended October 31, 2008	15.94	0.03	*	(6.05)	(6.02)	(0.02)	(1.30)	(1.32)	8.60

CLASS I SHARES
Year Ended October 31, 2004(f)	$12.67	0.07		0.70	0.77	(0.06)	—	(0.06)	$13.38
Year Ended October 31, 2005	13.38	0.13		1.86	1.99	(0.11)	(0.13)	(0.24)	15.13
Year Ended October 31, 2006	15.13	0.15	*	2.94	3.09	(0.23)	(1.29)	(1.52)	16.70
Year Ended October 31, 2007	16.70	0.18	*	1.38	1.56	(0.17)	(1.57)	(1.74)	16.52
Year Ended October 31, 2008	16.52	0.16	*	(6.28)	(6.12)	(0.17)	(1.30)	(1.47)	8.93

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(e)

CLASS A SHARES
Year Ended October 31, 2004(f)	7.79%		$20,933	1.20%		0.81%		1.25%		10.33%
Year Ended October 31, 2005	14.69	%(g)	23,315	1.15	%(g)	0.64	%(g)	1.30	%(g)	16.45%
Year Ended October 31, 2006	21.70%		24,688	1.20%		0.74%		1.43%		20.63%
Year Ended October 31, 2007	9.77	%(h)	27,225	1.11	%(h)	0.84	%(h)	1.25%		18.67%
Year Ended October 31, 2008	(40.46	)%(i)	14,881	1.20%		0.99%		1.23%		24.61%

CLASS B SHARES
Year Ended October 31, 2004(f)	9.06%		$1,938	1.95%		0.05%		2.00%		10.33%
Year Ended October 31, 2005	13.78	%(g)	1,767	1.90	%(g)	(0.10	)%(g)	2.04	%(g)	16.45%
Year Ended October 31, 2006	20.78%		1,939	1.95%		(0.01)%		2.18%		20.63%
Year Ended October 31, 2007	8.92	%(h)	1,772	1.87	%(h)	0.10	%(h)	2.00%		18.67%
Year Ended October 31, 2008	(40.89	)%(i)	717	1.95%		0.24%		1.98%		24.61%

CLASS C SHARES
Year Ended October 31, 2004(f)	8.47%		$399	1.95%		0.04%		2.00%		10.33%
Year Ended October 31, 2005	13.86	%(g)	388	1.90	%(g)	(0.12	)%(g)	2.05	%(g)	16.45%
Year Ended October 31, 2006	20.72%		157	1.95%		0.01%		2.17%		20.63%
Year Ended October 31, 2007	8.95	%(h)	126	1.87	%(h)	0.11	%(h)	1.99%		18.67%
Year Ended October 31, 2008	(40.89	)%(i)	66	1.95%		0.24%		1.98%		24.61%

CLASS I SHARES
Year Ended October 31, 2004(f)	6.05%		$25,600	0.95%		1.05%		1.00%		10.33%
Year Ended October 31, 2005	14.96	%(g)	15,044	0.90	%(g)	0.91	%(g)	1.02	%(g)	16.45%
Year Ended October 31, 2006	21.90%		18,036	0.95%		0.99%		1.18%		20.63%
Year Ended October 31, 2007	10.04	%(h)	28,692	0.87	%(h)	1.07	%(h)	0.99%		18.67%
Year Ended October 31, 2008	(40.29	)%(i)	17,779	0.95%		1.24%		0.98%		24.61%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f)	Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 10, 2004.

(g)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.08%, 0.08%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigations settlements. The corresponding impact to the total return was 0.22%, 0.22%, 0.22% and 0.22% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	58

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2008

1.	Organization:

          The HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of October 31, 2008, the Trust is comprised of 19 separate operational funds and the Advisor Trust is comprised of 3 separate operational funds. The accompanying financial statements are presented for the following 12 funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust (collectively the “Trusts”):

Fund	Short Name	Trust

HSBC Investor Core Plus Fixed Income Fund (Advisor)	Core Plus Fixed Income Fund (Advisor)	Advisor Trust
HSBC Investor Core Plus Fixed Income Fund	Core Plus Fixed Income Fund	Trust
HSBC Investor High Yield Fixed Income Fund	High Yield Fixed Income Fund	Trust
HSBC Investor Intermediate Duration Fixed Income Fund	Intermediate Duration Fixed Income Fund	Trust
HSBC Investor New York Tax-Free Bond Fund	New York Tax-Free Bond Fund	Trust
HSBC Investor Growth Fund	Growth Fund	Trust
HSBC Investor International Equity Fund	International Equity Fund	Advisor Trust
HSBC Investor Mid-Cap Fund	Mid-Cap Fund	Trust
HSBC Investor Opportunity Fund	Opportunity Fund	Trust
HSBC Investor Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust
HSBC Investor Overseas Equity Fund	Overseas Fund	Trust
HSBC Investor Value Fund	Value Fund	Trust

          All the funds in the Trusts’, except the New York Tax-Free Bond Fund are diversified funds. The New York Tax-Free Bond Fund is a non-diversified fund which means they may concentrate their investments in the securities of a limited number of issuers. Each Fund is a part of the HSBC Family of Funds.

          Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, Growth Fund, International Equity Fund, Opportunity Fund, Opportunity Fund (Advisor), Overseas Equity Fund, and the Value Fund (individually a “Feeder Fund”, collectively the “Feeder Funds”) utilize the master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below).

Fund	Respective Portfolio	Proportionate Interest on October 31, 2008

Core Plus Fixed Income Fund (Advisor)	HSBC Investor Core Plus Fixed Income Portfolio	68.5%
Core Plus Fixed Income Fund	HSBC Investor Core Plus Fixed Income Portfolio	13.0%
High Yield Fixed Income Fund	HSBC Investor High Yield Fixed Income Portfolio	63.0%
Intermediate Duration Fixed Income Fund	HSBC Investor Intermediate Duration	95.2%
Growth Fund	HSBC Investor Growth Portfolio	71.7%
International Equity Fund	HSBC Investor International Equity Portfolio	80.9%
Opportunity Fund	HSBC Investor Opportunity Portfolio	8.9%
Opportunity Fund (Advisor)	HSBC Investor Opportunity Portfolio	76.9%
Overseas Equity Fund	HSBC Investor International Equity Portfolio	3.9%
Value Fund	HSBC Investor Value Portfolio	66.0%

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Notes to Financial Statements—as of October 31, 2008 (continued)

          Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the HSBC Investor Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, New York Tax-Free Bond Fund, Growth Fund, Mid-Cap Fund, and the Value Fund each offer four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Core Plus Fixed Income Fund (Advisor), International Equity Fund, and the Opportunity Fund (Advisor) each offer one class of shares: Class I Shares. The Core Plus Fixed Income Fund, Opportunity Fund, and the Overseas Equity Fund each offer three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Growth Fund, Mid-Cap Fund, Opportunity Fund, Overseas Fund, and Value Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price while Class A Shares of the Core Plus Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, and New York Tax-Free Bond Fund have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

          Under the Trusts’ organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

A. New York Tax-Free Bond Fund and Mid-Cap Fund

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

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Notes to Financial Statements—as of October 31, 2008 (continued)

          The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Funds’ Board of Trustees. In addition, specific securities may need to be valued by or at the direction of the Funds’ Board of Trustees due to potentially significant events. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or profits, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

B. Feeder Funds

          The Feeder Funds record their investments in their respective Portfolios at fair value. Securities of the Portfolios are recorded at fair value as more fully discussed in the notes to those financial statements.

Investment Transactions and Related Income:

A. New York Tax-Free Bond Fund and Mid-Cap Fund

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

B. Feeder Funds

          The Feeder Funds record daily their pro-rata share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective portfolios. In addition, the Feeder Funds accrue their own expenses daily as incurred.

Futures Contracts:

          The New York Tax-Free Bond Fund and Mid-Cap Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

          Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. As of October 31, 2008, the Funds did not hold any investments in futures contracts.

Options:

          The Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is “covered” if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the year ended October 31, 2008, the Fund did not write any covered call options.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the

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Notes to Financial Statements—as of October 31, 2008 (continued)

expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses in investments are allocated to each class of shares based on its relative net assets on a daily basis.

Dividends to Shareholders:

          The Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, High Yield Fixed Income, Intermediate Duration Fixed Income Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund, Opportunity (Advisor) and the Value Fund, and annually in the case of the International Equity Fund, Mid-Cap Fund, and Overseas Fund.

          The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-october loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee:

          A redemption fee of 2.00% is charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the fiscal years ended October 31, 2007 and October 31, 2008, the following Funds collected redemption fees as follows:

Fund	Fees Collected October 31, 2007	Fees Collected October 31, 2008

Core Plus Fixed Income Fund (Advisor)	$12	$2,944
Core Plus Fixed Income Fund	356	2,237
High Yield Fixed Income Fund	66	574
Intermediate Duration Fixed Income Fund	46	4
New York Tax-Free Bond Fund	2,570	—
Growth Fund	1,191	1,549
International Equity Fund	9,912	868
Mid-Cap Fund	110	20
Opportunity Fund (Advisor)	—	5
Opportunity Fund	158	749
Overseas Equity Fund	396	1,711
Value Fund	550	761

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

          In addition, effective April 30, 2008, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is

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Notes to Financial Statements—as of October 31, 2008 (continued)

more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Funds’ net assets or results of operations.

New Accounting Pronouncements:

          In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective November 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

          In March 2008, the FASB issued the SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

3.	Related Party Transactions:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the New York Tax-Free Bond Fund and the Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises, and administers the Funds’ investments. Sub-Investment Adviser services are provided by Munder Capital Management (“Munder”) for the Mid-Cap Fund and Halbis Capital Management (“Halbis”), a wholly owned subsidiary of Halbis Capital Management (UK) Limited an affiliate of the Investment Adviser, for the New York Tax-Free Bond Fund.

          For its services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Halbis receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.25% of the New York Tax-Free Bond Fund’s average daily net assets.

          For its services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Munder receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.75% of the Mid-Cap Fund’s average daily net assets.

Feeder Funds are not directly charged any investment management fees.

Administration:

HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $12 billion	0.0525%
In excess of $12 billion	0.0350%

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Notes to Financial Statements—as of October 31, 2008 (continued)

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. For assets invested in the underlying Portfolios by the Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rate above.

The administration fees accrued for each class by fund, of which 50% of such fees are deemed to be class specific, are as follows:

	Core Plus Fixed Income Fund (Advisor)	Core Plus Fixed Income Fund	High Yield Fixed Income Fund	Intermediate Duration Fixed Income Fund	New York Tax-Free Bond Fund	Growth Fund

Class A	$—	$2,672	$772	$308	$12,880	$5,166

Class B	—	601	442	462	2,806	330

Class C	—	20	72	57	235	18

Class I	15,018	—	544	2,093	8,261	6,071

Total	$15,018	$3,293	$1,830	$2,920	$24,182	$11,585

	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)	Overseas Equity Fund	Value Fund

Class A	$—	$2,095	$2,763	$—	$2,320	$4,446

Class B	—	1,786	745	—	554	281

Class C	—	21	63	—	24	21

Class I	62,887	6,899	—	30,962	—	5,179

Total	$62,887	$10,801	$3,571	$30,962	$2,898	$9,927

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s sub-administrator, subject to the general supervision of the Funds’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Funds and Citi Ohio (the “CCO Agreement’’), Citi Ohio makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $250,800 for the year ended October 31, 2008, plus reimbursement of certain expenses. Expenses incurred by each fund are reflected on the Statements of Operations as “Compliance Service.’’ Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

Distribution Plan:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts’ as Distributor (the “Distributor’’). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the “Plan’’) pursuant to Rule 12b-1 of the Act. The Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. Foreside, as Distributor, also received $609,707, $380,866 and $21,569 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $433,949, $280,535 and $14,592 were reallowed to HSBC affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

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Notes to Financial Statements—as of October 31, 2008 (continued)

Shareholder Servicing:

          The Trusts have adopted an Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee up to 0.25%, 0.25%, and 0.25% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Administrative Services Plans currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting, Transfer Agency and Trustee:

          Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent for the Funds, Citi Ohio receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, Citi Ohio receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses.

          Effective April 1, 2008 each of the non-interested Trustees are compensated with a $60,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

          Prior to April 1, 2008 each of the non-interested Trustees were compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also received a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Fee Reductions:

The Investment Adviser has agreed to contractually waive 0.05% of its management fee, computed daily and paid monthly, and based on the average daily net assets of the Mid-Cap Fund.

          The Investment Adviser has also agreed to contractually limit, through March 1, 2009, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Current Contractual Expense Limitation

Core Plus Fixed Income Fund (Advisor)	I	0.45%
Core Plus Fixed Income Fund	A	0.70%
Core Plus Fixed Income Fund	B	1.45%
Core Plus Fixed Income Fund	C	1.45%
High Yield Fixed Income Fund	A	0.80%
High Yield Fixed Income Fund	B	1.55%
High Yield Fixed Income Fund	C	1.55%
High Yield Fixed Income Fund	I	0.55%
Intermediate Duration Fixed Income Fund	A	0.65%
Intermediate Duration Fixed Income Fund	B	1.40%
Intermediate Duration Fixed Income Fund	C	1.40%
Intermediate Duration Fixed Income Fund	I	0.40%
Growth Fund	A	1.20%
Growth Fund	B	1.95%
Growth Fund	C	1.95%
Growth Fund	I	0.95%

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Notes to Financial Statements—as of October 31, 2008 (continued)

Fund	Class	Current Contractual Expense Limitation

Mid-Cap Fund	A	1.35%
Mid-Cap Fund	B	2.10%
Mid-Cap Fund	C	2.10%
Mid-Cap Fund	I	1.10%
Opportunity Fund	A	1.65%
Opportunity Fund	B	2.40%
Opportunity Fund	C	2.40%
Overseas Equity Fund	A	1.85%
Overseas Equity Fund	B	2.60%
Overseas Equity Fund	C	2.60%
Value Fund	A	1.20%
Value Fund	B	1.95%
Value Fund	C	1.95%
Value Fund	I	0.95%

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Investment Adviser may waive/reimburse additional fees at their discretion. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi Ohio are reported separately on the Statements of Operations, as applicable. All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

4.	Investment Transactions:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2008 were as follows:

Fund	Purchases	Sales

New York Tax-Free Bond Fund	$—	$10,709,910
Mid-Cap Fund	16,643,519	19,558,351

There were no long-term U.S. Government securities held during the year ended October 31, 2008.

Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2008 totaled:

Fund	Contributions	Withdrawals

Core Plus Fixed Income Fund (Advisor)	$8,534,003	$28,151,090
Core Plus Fixed Income Fund	414,970	5,999,986
High Yield Fixed Income Fund	1,509,977	1,953,711
Intermediate Duration Fixed Income Fund	3,385,817	3,623,753
Growth Fund	37,570,173	12,104,965
International Equity Fund	26,435,655	65,614,165
Opportunity Fund	2,426,829	5,062,499
Opportunity Fund (Advisor)	12,476,160	34,995,988
Overseas Equity Fund	1,255,707	5,169,435
Value Fund	5,508,161	9,271,071

5.	Concentration of Credit Risk:

          The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies, and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6.	Acquisitions and Mergers:

          On September 19, 2008, net assets of the Growth and Income Fund were exchanged in a tax-free conversion for shares of the Growth Fund. All fees and expenses incurred by the Funds in connection with the consummation of the trans-

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Notes to Financial Statements—as of October 31, 2008 (continued)

action were borne by the Investment Adviser, and these fees are included on the Statement of Operations within the fees waived by the Investment Adviser. The following is a summary of shares issued, net assets before conversion, net assets converted and net asset value per share issued as of the conversion date:

	Net Asset Value Per Share Issued ($)	Shares Issued	Net Assets before Conversion ($)	Net Assets Converted ($)

Growth Fund
A Shares	14.14	154,250	20,640,774	2,181,685
B Shares	13.20	229,821	1,050,833	3,033,945
C Shares	13.28	2,045	72,238	27,158
I Shares	14.24	2,043,578	22,724,685	29,095,081

7.	Federal Income Tax Information:

At October 31, 2008, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

New York Tax-Free Bond Fund	$46,957,910	$346,445	$(2,074,577)	$(1,728,132)
Mid-Cap Fund	20,560,514	961,322	(4,984,720)	(4,023,398)

The tax character of dividends paid by the Funds as of the latest tax year ended October 31, 2008 were as follows:

	Dividends paid from Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Distributions	Total Dividends Paid*

Core Plus Fixed Income (Advisor)	$3,640,676	$562,425	$4,203,101	$—	$4,203,101
Core Plus Fixed Income	740,557	—	740,557	—	740,557
High Yield Fixed Income Fund	750,419	69,024	819,443	—	819,443
Intermediate Duration Fixed Income Fund	635,917	53,298	689,215	—	689,215
New York Tax-Free Bond Fund	27,836	56,103	83,939	2,095,822	2,179,761
Growth Fund	—	2,892,355	2,892,355	—	2,892,355
International Equity Fund (Advisor)	10,817,657	24,126,978	34,944,635	—	34,944,635
Mid-Cap Fund	—	3,530,283	3,530,283	—	3,530,283
Opportunity Fund	1,084,594	4,960,716	6,045,310	—	6,045,310
Opportunity Fund (Advisor)	9,223,734	35,976,501	45,200,235	—	45,200,235
Overseas Equity Fund	562,242	2,487,633	3,049,875	—	3,049,875
Value Fund	868,977	4,085,539	4,954,516	—	4,954,516

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HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2008 (continued)

The tax character of dividends paid by the Funds as of October 31, 2007, were as follows:

	Dividends paid from Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Distributions	Total Dividends Paid*

Core Plus Fixed Income (Advisor)	$4,297,819	$—	$4,297,819	$—	$4,297,819
Core Plus Fixed Income	873,677	—	873,677	—	873,677
High Yield Fixed Income Fund	704,138	—	704,138	—	704,138
Intermediate Duration Fixed Income Fund	886,868	—	886,868	—	886,868
New York Tax-Free Bond Fund	19,599	9,094	28,693	2,085,602	2,114,295
Growth Fund	25,419	3,019,000	3,044,419	—	3,044,419
International Equity Fund (Advisor)	8,337,987	22,931,569	31,269,556	—	31,269,556
Mid-Cap Fund	647,121	1,300,752	1,947,873	—	1,947,873
Opportunity Fund	75,818	3,560,217	3,636,035	—	3,636,035
Opportunity Fund (Advisor)	3,149,480	26,789,336	29,938,816	—	29,938,816
Overseas Equity Fund	667,589	2,786,165	3,453,754	—	3,453,754
Value Fund	677,034	4,064,790	4,741,824	—	4,741,824

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of the latest tax year ended October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(1)	Total Accumulated Earnings/ (Deficit)

Core Plus Fixed Income (Advisor)	$329,363	$—	$—	$329,363	$(277,012)	$(1,002,028)	$(8,450,309)	$(9,399,986)
Core Plus Fixed Income	50,521	—	—	50,521	(52,252)	(787,733)	(1,776,131)	(2,565,595)
High Yield Fixed Income Fund	53,175	—	—	53,175	(61,523)	(326,249)	(2,813,646)	(3,148,243)
Intermediate Duration Fixed Income Fund	57,749	—	—	57,749	(49,016)	(85,092)	(1,555,362)	(1,631,721)
New York Tax-Free Bond Fund	9,870	164,572	142,012	316,454	(164,213)	—	(1,728,132)	(1,575,891)
Growth Fund	—	—	—	—	—	(211,343)	(14,122,081)	(14,333,424)
International Equity Fund (Advisor)	6,999,097	—	8,461,419	15,460,516	—	—	(100,679,157)	(85,218,641)
Mid-Cap Fund	—	—	1,150,505	1,150,505	—	—	(4,023,398)	(2,872,893)
Opportunity Fund	—	—	660,465	660,465	—	—	(2,882,931)	(2,222,466)
Opportunity Fund (Advisor)	—	—	2,746,625	2,746,625	—	—	(24,545,877)	(21,799,252)
Overseas Equity Fund	651,141	—	3,347,318	3,998,459	—	—	(3,912,493)	85,966
Value Fund	126,892	—	—	126,892	—	(4,701,437)	(7,956,386)	(12,530,931)

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

HSBC INVESTOR FAMILY OF FUNDS	68

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2008 (continued)

          As of the latest tax year ended of October 31, 2008, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount	Expires

Core Plus Fixed Income Fund (Advisor)	$1,002,028	2016
Core Plus Fixed Income Fund	185,453	2012
	372,525	2014
	229,755	2016
High Yield Fixed Income Fund	326,249	2016
Intermediate Duration Fixed Income Fund	85,092	2016
Growth Fund	211,343	2016
Value Fund	4,701,437	2016

8.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (“the SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. While the Funds’ management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds’ financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds’ financial statements.

9.	Subsequent Events:

          The HSBC Investor New York Tax-Free Bond Fund (the “Fund”) is currently sub-advised by Halbis Capital Management (USA) Inc. (“Halbis”), an affiliate of the Fund’s investment adviser, HSBC Global Asset Management (USA) Inc. (the “Adviser”).

          Due to changes in its U.S. business model, Halbis has determined to resign as sub-adviser to the Fund effective January 31, 2009. The Adviser is actively exploring options for the Fund. Options under consideration are reorganizing the Fund into an unaffiliated fund family or liquidation of the Fund.

          The Adviser anticipates presenting its recommendations to the Board of Trustees of the Fund in the near future. Once the Board of Trustees has made a determination as to the course of action, the Adviser will provide notice to the Fund shareholders.

          On December 10, 2008, the International Equity Fund (the “Fund”) received information from the Bear Stearns Fair Fund Administrator (“Fair Fund Administrator”) in regards to a Consent Order and settlement between the SEC and Bear Stearns & Co. and Bear Stearns Securities Corp. The Fund submitted the information requested to the Fair Fund Administrator on December 18, 2008, and pending validation, may be entitled to receive a payment from the related Fair Fund that has been established to distribute monies to impacted entities, including the Fund. The estimate of payment to the Fund, as included in the notice received by the Fund from the Fair Fund Administrator, was $2,354,067. There was no indication of a payment date, and there are no assurances that the full amount of the estimate will ultimately be received.

69	HSBC INVESTOR FAMILY OF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
HSBC Investor Funds
HSBC Advisor Funds Trust:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Core Plus Fixed Income Fund (Advisor), HSBC Investor Core Plus Fixed Income Fund, HSBC Investor High Yield Fixed Income Fund, HSBC Investor Intermediate Duration Fixed Income Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Growth Fund, HSBC Investor International Equity Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Opportunity Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund (Advisor) and HSBC Investor Value Fund (the Funds), including the schedules of portfolio investments of HSBC Investor New York Tax-Free Bond Fund and HSBC Investor Mid-Cap Fund, as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with custodians and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
December 19, 2008

HSBC INVESTOR FAMILY OF FUNDS	70

HSBC INVESTOR FAMILY OF FUNDS

Special Meetings of Shareholders (Unaudited)

          At a Special Meeting of Shareholders of the HSBC Growth Fund (the “Fund”), a series of the HSBC Family of Funds, held on June 13, 2008, shareholders of the Fund voted to approve a new investment advisory contract between HSBC Global Asset Management (USA) Inc. (the “Adviser”) and HSBC Investor Funds, on behalf of the Fund, for the purpose of increasing the management fee in order to provide the Adviser with increased flexibility in hiring subadvisers. The results of the voting are as follows:

Affirmative	Against	Abstain

1,464,073	203,306	72,915

          At a Special Meeting of Shareholders of the HSBC Investor Growth and Income Fund (the “Acquired Fund”), a series of the HSBC Family of Funds, held on September 10, 2008, shareholders of the Acquired Fund voted to approve a Plan of Reorganization for (1) the acquisition of all the assets and liabilities the Acquired Fund in exchange for shares of the HSBC Investor Growth Fund and (2) subsequent termination and liquidation of the Acquired Fund. The results of the voting are as follows:

Affirmative	Against	Abstain

1,573,628	—	3,136

71	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Other Federal Income Tax Information (Unaudited)—as of October 31, 2008

          For the year ended October 31, 2008, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction

Opportunity Fund	5.68%
Opportunity Fund (Advisor)	4.92%
Value Fund	100.00%

          The International Equity Fund and the Overseas Equity Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2008 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense

International Equity Fund	$0.65	$0.08
Overseas Fund	0.43	0.05

          For the year ended October 31, 2008, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV:

Fund	Qualified Dividend Income

International Equity Fund	66.41%
Opportunity Fund	6.02%
Opportunity Fund (Advisor)	5.21%
Overseas Fund	66.35%
Value Fund	100.00%

During the year ended October 31, 2008 the following Fund declared tax-exempt income distributions:

Fund	Amount

New York Tax-Free Bond Fund	$2,095,822

          During the year ended October 31, 2008, the following Funds declared net long term capital gain distributions:

Fund	Amount

Core Plus Fixed Income Fund (Advisor)	$562,425
High Yield Fixed Income Fund	69,024
Intermediate Duration Fixed Income Fund	53,298
New York Tax-Free Bond Fund	56,103
Growth Fund	2,892,355
International Equity Fund	24,126,978
Mid-Cap Fund	3,530,283
Opportunity Fund	4,960,716
Opportunity Fund (Advisor)	35,976,501
Overseas Fund	2,487,633
Value Fund	4,085,539

HSBC INVESTOR FAMILY OF FUNDS	72

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2008

          As a shareholder of the HSBC Investor Funds (“Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees, (2) ongoing costs, including management fees; distribution and /or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

          These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08 - 10/31/08	Annualized Expense Ratio During Period 5/1/08 - 10/31/08

Core Plus Fixed Income Fund (I Shares)	Class I Shares	$1,000.00	$921.50	$2.17	0.45%
Core Plus Fixed Income Fund	Class A Shares	1,000.00	919.70	3.38	0.70%
	Class B Shares	1,000.00	916.30	6.98	1.45%
	Class C Shares	1,000.00	916.10	6.98	1.45%
High Yield Fixed Income Fund	Class A Shares	1,000.00	752.30	3.52	0.80%
	Class B Shares	1,000.00	748.60	6.81	1.55%
	Class C Shares	1,000.00	748.80	6.81	1.55%
	Class I Shares	1,000.00	753.30	2.42	0.55%
Intermediate Duration Fixed Income Fund	Class A Shares	1,000.00	945.00	3.18	0.65%
	Class B Shares	1,000.00	941.60	6.83	1.40%
	Class C Shares	1,000.00	941.60	6.83	1.40%
	Class I Shares	1,000.00	946.30	1.96	0.40%
New York Tax-Free Bond Fund	Class A Shares	1,000.00	967.20	4.15	0.84%
	Class B Shares	1,000.00	963.50	7.85	1.59%
	Class C Shares	1,000.00	964.50	7.85	1.59%
	Class I Shares	1,000.00	968.40	2.92	0.59%
Growth Fund	Class A Shares	1,000.00	676.30	5.14	1.22%
	Class B Shares	1,000.00	674.70	8.25	1.96%
	Class C Shares	1,000.00	674.60	8.29	1.97%
	Class I Shares	1,000.00	677.30	4.05	0.96%
International Equity Fund	Class I Shares	1,000.00	539.20	3.13	0.81%
Mid-Cap Fund	Class A Shares	1,000.00	632.20	5.54	1.35%
	Class B Shares	1,000.00	629.20	8.60	2.10%
	Class C Shares	1,000.00	629.10	8.60	2.10%
	Class I Shares	1,000.00	631.90	4.51	1.10%
Overseas Equity Fund	Class A Shares	1,000.00	533.70	6.55	1.70%
	Class B Shares	1,000.00	531.80	9.43	2.45%
	Class C Shares	1,000.00	532.20	9.44	2.45%

73	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2008 (continued)

		Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08 - 10/31/08	Annualized Expense Ratio During Period 5/1/08 - 10/31/08

Opportunity Fund	Class A Shares	$1,000.00	$661.40	$6.47	1.55%
	Class B Shares	1,000.00	658.70	9.59	2.30%
	Class C Shares	1,000.00	659.20	9.59	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	663.90	4.02	0.96%
Value Fund	Class A Shares	1,000.00	666.80	5.07	1.21%
	Class B Shares	1,000.00	664.40	8.20	1.96%
	Class C Shares	1,000.00	664.60	8.20	1.96%
	Class I Shares	1,000.00	667.90	4.02	0.96%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR FAMILY OF FUNDS	74

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2008 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08 - 10/31/08	Annualized Expense Ratio During Period 5/1/08 - 10/31/08

Core Plus Fixed Income Fund (I Shares)	Class I Shares	$1,000.00	$1,022.87	$2.29	0.45%
Core Plus Fixed Income Fund	Class A Shares	1,000.00	1,021.62	3.56	0.70%
	Class B Shares	1,000.00	1,017.85	7.35	1.45%
	Class C Shares	1,000.00	1,017.85	7.35	1.45%
High Yield Fixed Income Fund	Class A Shares	1,000.00	1,021.11	4.06	0.80%
	Class B Shares	1,000.00	1,017.34	7.86	1.55%
	Class C Shares	1,000.00	1,017.34	7.86	1.55%
	Class I Shares	1,000.00	1,022.37	2.80	0.55%
Intermediate Duration Fixed Income Fund	Class A Shares	1,000.00	1,021.87	3.30	0.65%
	Class B Shares	1,000.00	1,018.10	7.10	1.40%
	Class C Shares	1,000.00	1,018.10	7.10	1.40%
	Class I Shares	1,000.00	1,023.13	2.03	0.40%
New York Tax-Free Bond Fund	Class A Shares	1,000.00	1,020.91	4.27	0.84%
	Class B Shares	1,000.00	1,017.14	8.06	1.59%
	Class C Shares	1,000.00	1,017.14	8.06	1.59%
	Class I Shares	1,000.00	1,022.17	3.00	0.59%
Growth Fund	Class A Shares	1,000.00	1,019.00	6.19	1.22%
	Class B Shares	1,000.00	1,015.28	9.93	1.96%
	Class C Shares	1,000.00	1,015.23	9.98	1.97%
	Class I Shares	1,000.00	1,020.31	4.88	0.96%
International Equity Fund	Class I Shares	1,000.00	1,021.06	4.12	0.81%
Mid-Cap Fund	Class A Shares	1,000.00	1,018.35	6.85	1.35%
	Class B Shares	1,000.00	1,014.58	10.63	2.10%
	Class C Shares	1,000.00	1,014.58	10.63	2.10%
	Class I Shares	1,000.00	1,019.61	5.58	1.10%
Overseas Equity Fund	Class A Shares	1,000.00	1,016.59	8.62	1.70%
	Class B Shares	1,000.00	1,012.82	12.40	2.45%
	Class C Shares	1,000.00	1,012.82	12.40	2.45%

75	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2008 (continued)

		Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08 - 10/31/08	Annualized Expense Ratio During Period 5/1/08 - 10/31/08

Opportunity Fund	Class A Shares	$1,000.00	1,017.34	7.86	1.55%
	Class B Shares	1,000.00	1,013.57	11.64	2.30%
	Class C Shares	1,000.00	1,013.57	11.64	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,020.31	4.88	0.96%
Value Fund	Class A Shares	1,000.00	1,019.05	6.14	1.21%
	Class B Shares	1,000.00	1,015.28	9.93	1.96%
	Class C Shares	1,000.00	1,015.28	9.93	1.96%
	Class I Shares	1,000.00	1,020.31	4.88	0.96%

*          Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR FAMILY OF FUNDS	76

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008

Certificates of Deposit—0.1%

	Shares or Principal Amount($)	Value($)

Banking—0.1%
First Tennessee Bank, 2.96%, 12/17/09 (a)	100,000	99,029

TOTAL CERTIFICATES OF DEPOSIT (COST $94,978)		99,029

U.S. Government and Government Agency Obligations—43.4%

Federal Home Loan Mortgage Corp.—10.8%
Pool #1B2655, 6.21%, 12/1/34 (a)(h)	487,814	490,212
Pool #1J1313, 6.37%, 6/1/36 (a)	1,142,823	1,159,719
Pool #847557, 5.85%, 7/1/34 (a)(h)	585,641	598,062
Pool #C00368, 8.50%, 10/1/24	23,979	25,815
Pool #C00922, 8.00%, 2/1/30	142,230	150,163
Pool #C54447, 7.00%, 7/1/31	32,243	33,088
Pool #C60712, 6.50%, 11/1/31	472,414	482,778
Pool #C80387, 6.50%, 4/1/26	23,016	23,571
Pool #D62926, 6.50%, 8/1/25	19,016	19,479
Pool #G01317, 7.00%, 10/1/31	116,043	119,084
Pool #G02981, 6.00%, 6/1/37	1,009,949	1,008,749
TBA November:
5.00%, 11/15/22	3,865,000	3,773,206
5.50%, 11/15/22	960,000	955,500

		8,839,426

Federal National Mortgage Association—23.7%
Pool #253438, 8.50%, 9/1/30	31,300	33,652
Pool #256723, 6.50%, 5/1/37	982,919	996,901
Pool #329530, 7.00%, 12/1/25	52,627	54,838
Pool #329655, 7.00%, 11/1/25	21,900	22,820
Pool #356905, 5.66%, 10/1/36 (a)	140,731	142,435
Pool #398958, 6.50%, 10/1/12	24,077	24,644
Pool #535332, 8.50%, 4/1/30	34,148	36,727
Pool #535440, 8.50%, 8/1/30	38,193	41,063
Pool #548965, 8.50%, 7/1/30	38,096	40,959
Pool #568486, 7.00%, 1/1/31	38,058	39,422
Pool #573752, 8.50%, 2/1/31	29,026	31,208
Pool #575328, 6.50%, 4/1/31	48,163	49,220
Pool #922090, 5.84%, 3/1/37 (a)	1,676,596	1,693,705
TBA November:
5.00%, 11/15/36	3,100,000	2,936,283
5.50%, 11/15/36	8,690,000	8,489,044
6.00%, 11/15/37	4,800,000	4,797,000

		19,429,921

Government National Mortgage Association—6.3%
Pool #346406, 7.50%, 2/15/23	41,467	43,910
Pool #412530, 7.50%, 12/15/25	68,806	72,830
Pool #781300, 7.00%, 6/15/31	112,141	114,877
TBA November:
5.00%, 11/15/36	2,800,000	2,671,374
5.50%, 11/15/36	610,000	598,181
6.00%, 11/15/36	1,680,000	1,680,000

		5,181,172

U.S. Treasury Bonds—2.3%
5.00%, 5/15/37	1,685,000	1,855,869

U.S. Government and Government Agency Obligations, cont’d

	Shares or Principal Amount($)	Value($)

U.S. Treasury Notes—0.3%
3.13%, 9/30/13	245,000	248,981

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $35,928,025)		35,555,369

Corporate Obligations—38.3%

Agricultural Chemicals—1.3%
Agrium, Inc., 6.75%, 1/15/19	600,000	541,220
Cargill, Inc., 5.60%, 9/15/12 (b)	600,000	557,003

		1,098,223

Banking—0.6%
American Express Centurion Bank, 5.95%, 6/12/17	700,000	517,176

Building & Construction Products—1.3%
Martin Marietta Materials, Inc., 3.62%, 4/30/10 (a)(h)	600,000	579,362
Masco Corp., 3.12%, 3/12/10 (a)(h)	550,000	518,006

		1,097,368

Cable Television—0.6%
Time Warner Cable, Inc., 7.30%, 7/1/38	625,000	522,927

Chemicals—0.1%
Chemtura Corp., 6.88%, 6/1/16	175,000	109,375

Computer Services—0.8%
Electronic Data Systems, Series B, 6.00%, 8/1/13	700,000	660,792

Consumer Products—1.0%
Clorox Co. (The), 5.45%, 10/15/12	900,000	832,055

Electric—5.7%
Commonwealth Edison Co., 6.45%, 1/15/38	700,000	524,802
Dominion Resources, Inc., 6.40%, 6/15/18	250,000	211,832
Duke Energy Corp., 5.65%, 6/15/13	450,000	406,335
Florida Power Corp., 5.65%, 6/15/18	550,000	486,898
MidAmerican Energy Co., 5.95%, 7/15/17	2,900,000	2,535,000
Puget Sound Energy, Inc., 6.97%, 6/1/67, Callable 6/1/17 @ 100	600,000	501,000

		4,665,867

Finance—8.2%
American Honda Finance Corp., 4.63%, 4/2/13, MTN (b)	250,000	226,784
Bear Stearns Co., Inc.:
4.50%, 10/28/10	600,000	583,206
Series B, 6.95%, 8/10/12, MTN	950,000	937,422
Citigroup, Inc., 6.50%, 8/19/13	225,000	213,291
Countrywide Home Loans, Series L, 4.00%, 3/22/11, MTN	1,150,000	1,060,545
Ford Motor Credit Co., LLC, 9.75%, 9/15/10	1,550,000	1,054,076

77	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

Lehman Brothers Holdings, Series I, 6.88%, 5/2/18, MTN (g)	500,000	65,000
Morgan Stanley, Series F, 6.00%, 4/28/15, MTN	565,000	459,090
Preferred Term Securities Ltd., 8.79%, 9/15/30, Callable 9/15/10 @ 104.395 (b)	768,227	556,004
Wells Fargo Financial, 5.50%, 8/1/12	850,000	841,140
XTRA Finance Corp., 5.15%, 4/1/17	750,000	681,810

		6,678,368

Forestry/Paper—0.2%
Georgia-Pacific Corp., 7.70%, 6/15/15	250,000	173,750

Gaming—0.1%
MGM MIRAGE, Inc., 6.75%, 4/1/13	175,000	109,375

Health Services—0.2%
Community Health Systems, Inc., 8.88%, 7/15/15, Callable 7/15/11 @ 104.44	175,000	146,562

Hospitals—1.2%
Covidien International Finance SA, 5.45%, 10/15/12	550,000	530,755
HCA, Inc., 5.75%, 3/15/14	750,000	442,500

		973,255

Media—0.9%
News America Holdings, 7.90%, 12/1/95	500,000	376,145
Vivendi, 5.75%, 4/4/13 (b)	350,000	321,553

		697,698

Media - Cable—0.2%
Cablevision Systems Corp., Series B, 8.00%, 4/15/12	175,000	147,219

Office Equipment & Services—0.6%
Xerox Corp., 3.63%, 12/18/09 (a)(h)	550,000	501,750

Oil & Gas—0.2%
Pioneer Natural Resources Co., 5.88%, 7/15/16	175,000	127,860

Pipelines—0.6%
Dynegy Holdings, Inc., 7.75%, 6/1/19	175,000	117,250
Transcontinental Gas Pipeline Corp., 6.05%, 6/15/18	450,000	359,968

		477,218

Retail—2.5%
Kohl’s Corp., 6.25%, 12/15/17	550,000	433,181
Kroger Co. (The), 5.00%, 4/15/13	250,000	225,420
Wal-Mart Stores, Inc., 6.50%, 8/15/37	1,500,000	1,346,407

		2,005,008

Support - Services—0.4%
Aramark Services, Inc., 8.50%, 2/1/15, Callable 2/1/11 @104.25	175,000	149,625
Iron Mountain, Inc., 8.00%, 6/15/20, Callable 6/15/13 @ 104	175,000	137,375

		287,000

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

Telecom - Integrated/Services—0.2%
Qwest Corp., 7.63%, 6/15/15	175,000	133,875

Telecommunications—5.3%
AOL Time Warner, Inc.:
6.88%, 5/1/12	600,000	539,112
7.70%, 5/1/32	550,000	444,292
BellSouth Telecommunications, 7.00%, 12/1/95	700,000	510,027
GTE Corp., 6.84%, 4/15/18	750,000	677,726
Sprint Nextel Corp., 6.00%, 12/1/16	1,110,000	768,675
Time Warner Entertainment Co., 8.38%, 3/15/23	800,000	713,912
Verizon Communications, Inc., 6.10%, 4/15/18	750,000	655,259

		4,309,003

Transportation—6.1%
American Airlines, Inc.:
Series 2001-2, Class A1, 6.98%, 4/1/11	386,067	354,216
Series 2001-2, Class A2, 7.86%, 10/1/11	1,250,000	993,750
Burlington North Santa Fe:
5.65%, 5/1/17	600,000	525,046
7.57%, 1/2/21	277,493	272,529
Continental Airlines, Inc., 5.98%, 4/19/22	750,000	521,250
Norfolk Southern Corp., 5.75%, 4/1/18	250,000	215,192
Union Pacific Corp.:
5.75%, 11/15/17	1,200,000	1,017,030
6.85%, 1/2/19	1,104,592	1,090,806

		4,989,819

TOTAL CORPORATE OBLIGATIONS (COST $37,217,408)		31,261,543

Asset Backed Securities—25.1%

Asset Backed Funding Certificates, Series 2003-AHL1, Class A1, 3.68%, 3/25/33	738,743	611,712
Cairn Mezzanine plc, Series 2007-3A, Class B1, 3.70%, 8/13/47 (a)(b)	905,000	0
Capital Auto Receivables Asset Trust:
Series 2005-1, Class A5, 4.66%, 1/15/10 (a)(h)	338,358	337,515
Series 2006-SN1A, Class A3, 5.31%, 10/20/09 (b)(h)	222,717	222,717
Series 2006-SN1A, Class A4B, 4.39%, 3/20/10 (a)(b)(h)	810,000	797,815
Series 2007-SN1, Class A3A, 5.38%, 7/15/10 (h)	740,000	732,665
Series 2007-SN1, Class A3B, 4.62%, 7/15/10 (a)(h)	860,000	840,073
Capital One Prime Auto Receivables Trust:
Series 2005-1, Class A4, 4.58%, 4/15/11 (a)(h)	398,489	390,219
Series 2006-1, Class A3, 4.99%, 9/15/10 (h)	694,871	694,856
Carmax Auto Owner Trust, Series 2008-2, Class A2B, 5.46%, 9/15/11 (a)(h)	1,400,000	1,346,140

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	78

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Asset Backed Securities, continued

	Shares or Principal Amount($)	Value($)

Chase Issuance Trust, Series 2005-A12, Class A, 4.57%, 2/15/11 (a)(h)	1,250,000	1,244,194
Countrywide Asset-Backed Certificates:
Series 2006-S2, Class A5, 5.75%, 7/25/27 (a)	1,023,000	286,360
Series 2006-S4, Class A3, 5.80%, 7/25/34	1,056,485	613,547
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2, 5.26%, 4/25/37 (b)	1,200,000	986,561
Duane Street CLO, Series 2007-4A, Class C, 3.80%, 11/14/21 (a)(b)	850,000	306,850
Ford Credit Auto Owner Trust, Series 2006-C, Class A2A, 5.29%, 12/15/09 (h)	649,602	649,356
GE Business Loan Trust, Series 2006-2A, Class A, 4.74%, 11/15/34 (a)(b)(h)	1,371,669	1,135,950
GE Equipment Small Ticket LLC, Series 2005-2A, Class A3, 4.88%, 10/22/09 (b)(h)	116,827	116,553
GMAC Mortgage Corp., Loan Trust, Series 2006-HE3, Class A3, 5.81%, 10/25/36	900,000	504,450
Hyundai Auto Receivables Trust:
Series 2007-A, Class A2B, 4.91%, 1/15/10 (a)(h)	180,360	180,014
Series 2008-A, Class A2, 4.16%, 5/16/11 (h)	1,020,000	1,000,608
IOWA Student Loan Liquidity Corp., Series 2005-1, Class A1, 3.24%, 6/25/14 (a)(h)	354,144	352,230
National Collegiate Student Loan Trust, Series 2006-3, Class A1, 3.29%, 9/25/19 (a)(h)	763,889	677,437
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3, 5.16%, 2/15/10 (h)	410,838	410,563
Preferred Term Securities XXII Ltd., 3.16%, 9/22/36, Callable 6/22/11 @ 100 (a)(b)(h)	1,079,503	583,472
Residential Funding Mortgage Securities, Series 2006-HSA1, Class A5, 5.31%, 2/25/36	490,000	125,573
SLM Student Loan Trust:
Series 2005-4, Class A2, 3.62%, 4/26/21 (a)(h)	490,000	455,390
Series 2005-9, Class A4, 3.64%, 1/25/23 (a)(h)	1,360,000	1,286,200
Series 2006-7, Class A2, 3.53%, 10/25/16 (a)(h)	1,214,374	1,212,078
Series 2006-9, Class A2, 3.54%, 4/25/17 (a)(h)	264,353	263,039
Series 2006-B, Class A1, 2.83%, 9/15/20 (a)(h)	1,085,646	1,015,079
South Carolina Student Loan Corp., Series 2008-1, Class A1, 3.31%, 9/2/14 (a)(h)	942,901	923,748
World Omni Auto Receivables Trust, Series 2007-B, Class A2B, 4.88%, 2/16/10 (a)(h)	245,333	244,941

TOTAL ASSET BACKED SECURITIES (COST $24,334,833)		20,547,905

Collateralized Mortgage Obligations—5.9%

	Shares or Principal Amount($)	Value($)

Banc of America Mortgage Securities, Series 2005-D, Class 2A4, 4.79%, 5/25/35 (a)(h)	968,912	931,909
Deutsche Mortgage Securities, Inc., Series 2006-WF1, Class 1A1, 5.09%, 6/26/35 (a)(b)	824,958	821,186
Fannie Mae IO:
Series 270, Class 2, 8.50%, 9/1/23 (c)	37,649	10,022
Series 296, Class 2, 8.00%, 4/1/24 (c)	45,014	11,879
Series 306, Class IO, 8.00%, 5/1/30 (c)	53,648	12,238
Series 2000-16, Class PS, 5.34%, 10/25/29 (a)(c)	25,030	880
Series 2001-4, Class SA, 3.19%, 2/17/31 (a)(c)	177,348	17,877
FHA Weyerhauser, 7.43%, 1/1/24 (e)(f)	26,158	26,158
Freddie Mac:
Series 2988, Class AF, 4.89%, 6/15/35 (a)(h)	979,755	922,366
Series 3212, Class BK, 5.50%, 9/15/36	900,000	827,195
Freddie Mac IO:
Series 1534, Class K, 2.78%, 6/15/23 (a)(c)	119,246	15,870
Series 2141, Class SD, 3.56%, 4/15/29 (a)(c)	100,776	14,795
Series 2247, Class SC, 2.91%, 8/15/30 (a)(c)	50,605	5,882
Government National Mortgage Association IO:
Series 1999-30, Class S, 4.13%, 8/16/29 (a)(c)	43,767	6,419
Series 1999-30, Class SA, 3.53%, 4/16/29 (a)(c)	61,089	6,151
Residential Asset Securitization Trust, Series 2003-A15, Class 1A2, 3.71%, 2/25/34 (a)(h)	1,325,412	1,177,631

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $5,029,101)		4,808,458

Commercial Mortgage Backed Securities—11.4%

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A2, 5.38%, 10/15/49	1,100,000	984,285
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49	1,300,000	1,134,177
Commercial Mortgage Pass - Through Certificate:
Series 2005-LP5, Class AJ, 5.05%, 5/10/43	1,550,000	1,050,694
Series 2006-FL12, Class A2, 4.66%, 12/15/20 (a)(b)(h)	1,443,883	1,228,923
CWCapital Cobalt, Series 2006-C1, Class A2, 5.17%, 8/15/48	1,232,000	1,115,979
DLJ Mortgage Acceptance Corp., IO, Series 1997-CF1, Class S, 1.19%, 5/15/30 (a)(c)(e)	17,984	1
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class A2, 5.91%, 7/10/38 (a)	640,000	591,822

79	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Commercial Mortgage Backed Securities, continued

	Shares or Principal Amount($)	Value($)

Series 2006-GG7, Class A4, 5.91%, 7/10/38 (a)	1,040,000	829,480
GS Mortgage Securities Corp., IO, Series 1997-GL, Class X2, 0.29%, 7/13/30 (a)(c)(e)	35,694	414
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2, 5.26%, 9/15/39	480,000	440,906
Morgan Stanley Capital I, Series 2007-IQ14, Class A2, 5.61%, 4/15/49	1,380,000	1,197,531
Washington Mutual Commercial Mortgage Securities Trust, Series 2006-SL1, Class A, 5.30%, 11/23/43 (a)(b)	963,607	722,705

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $11,075,016)		9,296,917

Foreign Bonds—0.6%

United Kingdom—0.6%
Barclays Bank plc, 5.93%, 12/31/49 (b)	850,000	456,304

TOTAL FOREIGN BONDS (COST $862,060)		456,304

Municipal Bonds—2.4%

Arizona Educational Loan Marketing Corp. Educational Loan Revenue, Series A-1-B, 3.71%, 1/25/10, (Credit Support Guaranteed Student Loans) (a)(h)	534,000	521,985
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Series A, 6.90%, 12/1/40, AMT	800,000	723,216
Connecticut State, GO, Series B, 5.00%, 4/15/18	650,000	678,834

TOTAL MUNICIPAL BONDS (COST $2,034,869)		1,924,035

Investment Company—2.7%

	Shares or Principal Amount($)	Value($)

Northern Institutional Diversified Assets Portfolio, Shares Class, 0.82% (d)(h)	2,193,345	2,193,345

TOTAL INVESTMENT COMPANY (COST $2,193,345)		2,193,345

TOTAL INVESTMENTS (COST $118,769,635) — 129.9%		106,142,905

Percentages indicated are based on net assets of $81,727,877.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)

Interest-Only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate adjusts periodically based on the pay off of the underlying mortgage. The interest rate presented represents the rates in effect on October 31, 2008. The principal amount shown is the notional amount of the underlying mortgages.

(d)	The rates presented represent the annualized one day yield that was in effect on October 31, 2008.

(e)

Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.03% of total net assets.

(f)	Security was fair valued as of October 31, 2008. Represents 0.03% of net assets.

(g)	Security is non-income producing; Defaulted Bond.

(h)	Security held as collateral for to be announced securities.

AMT	—	Interest on security is subject to federal alternative minimum tax
CLO	—	Collateralized Loan Obligation
FHA	—	Federal Housing Administration
GO	—	General Obligation
IO	—	Interest-Only security. Represents 0.13% of net assets.
LLC	—	Limited Liability Co.
MTN	—	Medium Term Note
PLC	—	Public Limited Co.
TBA	—	Security was traded on a “to be announced” basis. Represents 31.7% of net assets.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	80

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008

Common Stock—0.0%

	Shares or Principal Amount($)	Value($)

Consumer Discretionary—0.0%
Tembec, Inc. (a)	937	1,012

TOTAL COMMON STOCK (COST $18,548)		1,012

Corporate Obligations—96.8%

Aerospace & Defense—3.4%
BE Aerospace, Inc., 8.50%, 7/1/18, Callable 7/1/13 @ 104.25	25,000	21,500
Bombardier, Inc., 8.00%, 11/15/14, Callable 11/15/10 @ 104.00 (b)	25,000	21,375
DRS Technologies, Inc., 7.63%, 2/1/18, Callable 2/1/11 @ 103.81	100,000	99,000
Hawker Beechcraft Acquisition Co.:
8.50%, 4/1/15, Callable 4/1/11 @ 104.25	50,000	30,000
9.75%, 4/1/17, Callable 4/1/12 @ 104.88	25,000	14,000
L-3 Communications Holdings, Inc., 5.88%, 1/15/15, Callable 1/15/10 @ 102.94	100,000	82,000
Sequa Corp., 11.75%, 12/1/15, Callable 12/1/11 @ 105.88 (b)	50,000	31,000
TransDigm Group, Inc., 7.75%, 7/15/14, Callable 7/15/09 @ 105.81	50,000	40,000

		338,875

Airline—0.4%
DAE Aviation Holdings, Inc., 11.25%, 8/1/15, Callable 8/1/11 @ 105.62 (b)	50,000	37,500

Apparel/Textiles—1.4%
AGY Holding Corp., 11.00%, 11/15/14, Callable 11/15/10 @ 105.50	50,000	35,000
Levi Strauss & Co., 8.88%, 4/1/16, Callable 4/1/11 @ 104.44	50,000	32,750
Quiksilver, Inc., 6.88%, 4/15/15, Callable 4/15/10 @ 103.44	150,000	72,000

		139,750

Auto Loans—3.8%
Ford Motor Credit Co.:
7.38%, 10/28/09	250,000	207,526
7.38%, 2/1/11	50,000	31,112
General Motors Acceptance Corp., 6.88%, 8/28/12	250,000	136,825

		375,463

Auto Parts & Equipment—2.2%
Altra Industrial Motion, Inc., 9.00%, 12/1/11, Callable 12/1/08 @ 104.50	50,000	45,000
Cooper Tire & Rubber Co., 8.00%, 12/15/19	50,000	27,500
Cooper-Standard Automotive, Inc., 8.38%, 12/15/14, Callable 12/15/09 @ 104.19	50,000	21,000
MSX International, 12.50%, 4/1/12, Callable 4/1/09 @ 110.00 (b)	25,000	11,250
Stoneridge, Inc., 11.50%, 5/1/12, Callable 12/8/08 @ 103.83	50,000	45,000
The Goodyear Tire & Rubber Co., 8.63%, 12/1/11, Callable 12/1/09 @ 104.31	17,000	14,365

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

Auto Parts & Equipment, continued
TRW Automotive, Inc., 7.25%, 3/15/17 (b)	50,000	28,750
UCI Holdco, Inc., 10.32%, 12/15/13, Callable 12/15/09 @ 102.00 (c)	61,214	23,261

		216,126

Automotive—0.5%
General Motors Corp., 7.13%, 7/15/13	150,000	51,000

Beverages—0.9%
Beverages & More, Inc., 9.25%, 3/1/12, Callable 9/1/09 @ 104.63 (b)	50,000	42,500
Constellation Brands, Inc., 8.38%, 12/15/14	50,000	44,500

		87,000

Building Materials—2.8%
Belden, Inc., 7.00%, 3/15/17, Callable 3/15/12 @ 103.50	50,000	38,250
Coleman Cable, Inc., 9.88%, 10/1/12, Callable 10/1/09 @ 102.47	50,000	35,625
General Cable Technologies Corp., 7.13%, 4/1/17, Callable 4/1/12 @ 103.56	50,000	32,000
Gibraltar Industries, Inc., 8.00%, 12/1/15, Callable 12/1/10 @ 104.00	100,000	67,000
Interline Brands, Inc., 8.13%, 6/15/14, Callable 6/15/10 @ 104.06	50,000	38,500
Maax Corp., 9.75%, 6/15/12, Callable 6/15/09 @ 102.44 (d)	50,000	250
Ply Gem Industries, Inc., 11.75%, 6/15/13, Callable 4/1/11 @ 105.88 (b)	50,000	33,000
U.S. Concrete, Inc., 8.38%, 4/1/14, Callable 4/1/09 @ 104.19	50,000	31,250

		275,875

Chemicals—3.8%
Airgas, Inc., 7.13%, 10/1/18, Callable 10/1/13 @ 103.56 (b)	50,000	41,250
Chemtura Corp., 6.88%, 6/1/16	25,000	15,625
Georgia Gulf Corp., 9.50%, 10/15/14, Callable 10/15/10 @ 104.75	75,000	31,500
Huntsman International LLC, 7.88%, 11/15/14, Callable 11/15/10 @ 103.94	35,000	31,150
Innophos, Inc., 8.88%, 8/15/14, Callable 8/16/09 @ 104.44	50,000	44,000
Koppers Holdings, Inc., 9.88%, 11/15/14, Callable 11/15/09 @ 104.94	25,000	20,000
LyondellBasell Industries AF, 8.38%, 8/15/15, Callable 8/15/10 @ 104.19 (b)	50,000	17,500
Momentive Performance Materials, Inc., 9.75%, 12/1/14, Callable 12/1/10 @ 104.88	50,000	28,000
Mosaic Co., 7.63%, 12/1/16, Callable 12/1/11 @ 103.81 (b)	25,000	21,832
Nalco Finance Holdings, Inc., 0.00%, 2/1/14, Callable 2/1/09 @ 104.50 (e)	50,000	40,000
Nova Chemicals Corp., 6.50%, 1/15/12	50,000	39,500
Terra Capital, Inc., 7.00%, 2/1/17, Callable 2/1/12 @ 103.50	50,000	42,500

		372,857

81	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

Computer Hardware—0.3%
Activant Solutions, Inc., 9.50%, 5/1/16, Callable 5/1/11 @ 104.75	50,000	30,500
Consumer Products—1.5%
Central Garden & Pet Co., 9.13%, 2/1/13, Callable 2/1/09 @ 103.04	50,000	30,500
Chattem, Inc., 7.00%, 3/1/14, Callable 3/1/09 @ 103.50	50,000	43,375
Jarden Corp., 7.50%, 5/1/17, Callable 5/1/12 @ 103.75	25,000	18,625
MCBC Holdings, Inc., 10.75%, 10/15/14, Callable 10/15/09 @ 103.00 (b)(c)	25,000	12,500
Spectrum Brands, Inc., 7.38%, 2/1/15, Callable 2/1/10 @ 103.69	75,000	25,125
True Temper Sports, Inc., 8.38%, 9/15/11, Callable 3/15/09 @ 102.09	50,000	19,000

		149,125

Diversified Capital Goods—1.8%
Greenbrier Cos., Inc., 8.38%, 5/15/15, Callable 5/15/10 @ 104.19	50,000	38,125
Mueller Water Products, Inc., 7.38%, 6/1/17, Callable 6/1/12 @ 103.69	50,000	32,750
Sensata Technologies, 8.00%, 5/1/14, Callable 5/1/10 @ 104.00	50,000	27,500
TriMas Corp., 9.88%, 6/15/12, Callable 6/15/09 @ 101.65	77,000	42,350
Trinity Industries, Inc., 6.50%, 3/15/14,
Callable 3/15/09 @ 103.25	50,000	41,500

		182,225

Electric - Generation—4.8%
AES Corp.:
7.75%, 3/1/14	60,000	48,600
7.75%, 10/15/15	50,000	39,188
Dynegy Holdings, Inc., 8.38%, 5/1/16	150,000	111,000
Edison Mission Energy:
7.00%, 5/15/17	25,000	19,781
7.20%, 5/15/19	50,000	37,500
Energy Future Holdings, 10.88%, 11/1/17, Callable 11/1/12 @ 105.44 (b)	125,000	96,250
Mirant North America LLC, 7.38%, 12/31/13, Callable 12/31/09 @ 103.69	50,000	43,687
NRG Energy, Inc., 7.38%, 2/1/16, Callable 2/1/11 @ 103.69	50,000	43,125
Reliant Energy, Inc., 7.63%, 6/15/14	50,000	38,500

		477,631

Electric - Integrated—0.8%
CMS Energy Corp., 6.88%, 12/15/15	100,000	81,776

Electronics—0.2%
Freescale Semiconductor, Inc., 10.13%, 12/15/16, Callable 12/15/11 @ 105.06	50,000	19,625

Energy - Exploration & Production—5.7%
Chaparral Energy, Inc., 8.50%, 12/1/15, Callable 12/1/10 @ 104.25	100,000	51,000
Chesapeake Energy Corp., 6.88%, 1/15/16, Callable 1/15/09 @ 103.44	100,000	80,250

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

Energy - Exploration & Production, continued
Cimarex Energy Co., 7.13%, 5/1/17, Callable 5/1/12 @ 103.56	50,000	40,000
Clayton Williams Energy, Inc., 7.75%, 8/1/13, Callable 8/1/09 @ 103.88	100,000	61,500
Compton Petroleum Finance Corp., 7.63%, 12/1/13, Callable 12/1/09 @ 103.81	100,000	58,000
Forest Oil Corp., 7.25%, 6/15/19, Callable 6/15/12 @ 103.63	50,000	34,000
Linn Energy LLC, 9.88%, 7/1/18, Callable 7/1/13 @ 104.94 (b)	50,000	33,750
Newfield Exploration Co., 6.63%, 9/1/14, Callable 9/1/09 @ 103.31	100,000	77,250
Opti Canada, Inc., 7.88%, 12/15/14, Callable 12/15/10 @ 104.13	50,000	30,000
Plains Exploration & Production Co.:
7.75%, 6/15/15, Callable 6/15/11 @ 103.88	50,000	36,500
7.63%, 6/1/18, Callable 6/1/13 @ 103.81	25,000	16,375
Swift Energy Co., 7.63%, 7/15/11, Callable 7/15/09 @ 101.91	50,000	42,250

		560,875

Environmental—0.8%
Waste Services, Inc., 9.50%, 4/15/14, Callable 4/15/09 @ 104.75	50,000	40,000
WCA Waste Corp., 9.25%, 6/15/14, Callable 6/15/10 @ 104.63	50,000	41,000

		81,000

Food & Drug Retailers—0.4%
Stater Bros. Holdings, Inc., 7.75%, 4/15/15, Callable 4/15/11 @ 103.88	50,000	41,000

Food - Wholesale—0.3%
Smithfield Foods, Inc., 7.75%, 7/1/17	50,000	31,500

Forestry/Paper—2.8%
Catalyst Paper Corp., Series D, 8.63%, 6/15/11, Callable 6/15/09 @ 100.00	50,000	29,500
Cellu Tissue Holdings, Inc., 9.75%, 3/15/10, Callable 3/15/09 @ 100.00	50,000	40,000
Georgia-Pacific Corp., 7.70%, 6/15/15	50,000	34,750
NewPage Corp., 10.00%, 5/1/12, Callable 5/1/09 @ 106.00	25,000	17,000
Norampac, Inc., 6.75%, 6/1/13, Callable 6/1/09 @ 102.25	100,000	57,000
Stone Container Finance Co. of Canada, 7.38%, 7/15/14, Callable 7/15/09 @ 103.69	150,000	73,500
Verso Paper Holdings LLC, Series B, 9.13%, 8/1/14, Callable 8/1/10 @ 104.56	50,000	26,500

		278,250

Gaming—8.0%
Buffalo Thunder Development Authority, 9.38%, 12/15/14, Callable 12/15/10 @ 104.69 (b)	25,000	8,750
CCM Merger, Inc., 8.00%, 8/1/13, Callable 8/1/09 @ 104.00 (b)	100,000	59,000

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	82

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

Gaming, continued
Choctaw Resort Development Entertainment, 7.25%, 11/15/19, Callable 11/15/11 @ 103.63 (b)	46,000	26,220
Chukchansi Economic Development Authority, 8.00%, 11/15/13, Callable 11/15/09 @ 104.00 (b)	25,000	13,250
Fontainebleau Las Vegas, 10.25%, 6/15/15, Callable 6/15/11 @ 105.13 (b)	100,000	13,500
Great Canadian Gaming Co., 7.25%, 2/15/15, Callable 2/15/11 @ 103.63 (b)	50,000	37,500
Greektown Holdings, Inc., 10.75%, 12/1/13, Callable 12/1/10 @ 105.38 (b)(d)	75,000	16,125
Indianapolis Downs LLC, 11.00%, 11/1/12, Callable 11/1/10 @ 105.50 (b)	25,000	12,500
Inn of the Mountain Gods, 12.00%, 11/15/10, Callable 11/15/08 @ 103.00	50,000	22,000
Isle of Capri Casinos, Inc., 7.00%, 3/1/14, Callable 3/1/09 @ 103.50	100,000	48,500
Mashantucket Pequot Tribal Nation, Series A, 8.50%, 11/15/15, Callable 11/15/11 @ 104.25 (b)	50,000	27,500
MGM MIRAGE, Inc., 6.75%, 4/1/13	100,000	62,500
Mohegan Tribal Gaming, 7.13%, 8/15/14, Callable 8/15/09 @ 103.56	50,000	30,000
MTR Gaming Group, Inc., 9.00%, 6/1/12, Callable 6/1/09 @ 104.50	100,000	55,500
Pokagon Gaming Authority, 10.38%, 6/15/14, Callable 6/15/10 @ 105.19 (b)	69,000	62,790
San Pasqual Casino, 8.00%, 9/15/13, Callable 9/15/09 @ 104.00 (b)	25,000	19,250
Scientific Games Corp., 6.25%, 12/15/12, Callable 12/15/08 @ 103.13	50,000	38,125
Seminole Hard Rock Entertainment, 5.32%, 3/15/14, Callable 3/15/09 @ 102.00 (b)(c)	50,000	33,000
Seneca Gaming Corp., 7.25%, 5/1/12, Callable 5/1/09 @ 101.81	50,000	33,500
Shingle Springs, 9.38%, 6/15/15, Callable 6/15/11@ 104.69 (b)	50,000	24,500
Snoqualmie Entertainment Authority, 6.88%, 2/1/14, Callable 2/1/09 @ 103.00 (b)(c)	25,000	16,125
Turning Stone Resort Casino, 9.13%, 9/15/14, Callable 9/15/10 @ 104.56 (b)	75,000	59,250
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	21,000	19,845
Wynn Las Vegas LLC, 6.63%, 12/1/14, Callable 12/1/09 @ 103.31	50,000	36,875

		776,105

Gas Distribution—6.2%
Atlas Pipeline Partners LP, 8.13%, 12/15/15, Callable 12/15/10 @ 104.06	50,000	34,875
Colorado Interstate Gas Co., 6.80%, 11/15/15	150,000	126,956
Copano Energy LLC, 8.13%, 3/1/16, Callable 3/1/11 @ 104.06	50,000	36,750
El Paso Corp., 7.00%, 6/15/17	100,000	76,320
Ferrellgas Partners LP, 6.75%, 5/1/14, Callable 5/1/09 @ 103.38 (b)	50,000	35,500
Inergy LP/Inergy Finance, 8.25%, 3/1/16, Callable 3/1/11 @ 104.13	100,000	76,750

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

Gas Distribution, continued
Regency Energy Partners LP, 8.38%, 12/15/13, Callable 12/15/10 @ 104.19	17,000	12,920
Southern Star Central Corp., Inc., 6.75%, 3/1/16, Callable 3/1/11 @ 103.38	50,000	43,250
Suburban Propane Partners LP, 6.88%, 12/15/13, Callable 12/15/08 @ 103.44	50,000	38,500
Williams Cos., Inc., 6.38%, 10/1/10 (b)	100,000	89,000
Williams Partners LP, 7.25%, 2/1/17	50,000	39,750

		610,571

Health Services—3.4%
Advanced Medical Optics, 7.50%, 5/1/17, Callable 5/1/12 @ 103.75	50,000	33,000
Carriage Services, Inc., 7.88%, 1/15/15, Callable 1/15/10 @ 103.94	50,000	41,750
Community Health Systems, Inc., 8.88%, 7/15/15, Callable 7/15/11 @ 104.44	50,000	41,875
DJO Finance LLC, 10.88%, 11/15/14, Callable 11/15/11 @ 105.44	25,000	20,125
HCA, Inc., 9.25%, 11/15/16, Callable 11/15/11 @ 104.63	25,000	21,250
MultiPlan, Inc., 10.38%, 4/15/16, Callable 4/15/11 @ 105.19 (b)	100,000	92,000
Omnicare, Inc., 6.75%, 12/15/13, Callable 12/15/09 @ 103.38	100,000	83,000

		333,000

Hotels & Lodging—0.3%
Gaylord Entertainment Co., 8.00%, 11/15/13, Callable 11/15/08 @ 104.00	50,000	34,125

Household & Leisure Products—0.3%
Sealy Mattress Co., 8.25%, 6/15/14, Callable 6/15/09 @ 104.13	50,000	28,250

Integrated Energy—0.3%
VeraSun Energy Corp.:
9.88%, 12/15/12, Callable 12/15/09 @ 104.94 (d)	50,000	20,500
9.38%, 6/1/17, Callable 6/1/12 @ 104.69 (d)	50,000	4,250

		24,750

Investments & Miscellaneous Financial Services—0.1%
Nuveen Investments, Inc., 10.50%, 11/15/15, Callable 11/15/11 @ 105.25 (b)	50,000	13,500

Machinery—1.0%
Baldor Electric Co., 8.63%, 2/15/17, Callable 2/15/12 @ 104.31	50,000	38,250
Case New Holland, Inc., 7.13%, 3/1/14, Callable 3/1/10 @ 103.56	50,000	37,250
Terex Corp., 8.00%, 11/15/17, Callable 11/15/12 @ 104.00	25,000	18,500

		94,000

83	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

Media - Broadcast—1.2%
Barrington Broadcasting Group LLC, 10.50%, 8/15/14, Callable 8/15/10 @ 105.25	50,000	24,500
Bonten Media Acquisition, 9.00%, 6/1/15, Callable 6/1/11@ 104.50 (b)	75,000	29,250
Local TV Finance LLC, 9.25%, 6/15/15, Callable 6/15/11 @ 104.63 (b)	50,000	25,000
Newport Television LLC, 13.00%, 3/15/17, Callable 3/15/12 @ 106.50 (b)	50,000	21,250
Radio One, Inc., 6.38%, 2/15/13, Callable 2/15/09 @ 103.19	50,000	22,500

		122,500

Media - Cable—3.6%
Atlantic Broadband Finance LLC, 9.38%, 1/15/14, Callable 1/15/09 @104.69	50,000	36,000
Cablevision Systems Corp., Series B, 8.00%, 4/15/12	25,000	21,031
Charter Communications Operating LLC, 10.88%, 9/15/14, Callable 3/15/12 @ 105.44 (b)	50,000	40,625
DIRECTV Holdings LLC, 7.63%, 5/15/16, Callable 5/15/12 @ 103.81 (b)	50,000	42,000
Mediacom LLC, 7.88%, 2/15/11, Callable 1/12/09 @ 100.00	100,000	85,000
Videotron Ltd., 9.13%, 4/15/18, Callable 4/15/13 @ 104.56 (b)	50,000	44,375
Virgin Media Finance plc, 9.13%, 8/15/16, Callable 8/15/11 @ 104.56	125,000	82,500

		351,531

Media - Diversified—0.9%
Block Communications, Inc., 8.25%, 12/15/15, Callable 12/15/10 @ 104.13 (b)	50,000	37,000
Canwest Mediaworks LP, 9.25%, 8/1/15, Callable 8/1/11 @ 104.63 (b)	50,000	30,500
Quebecor Media, Inc., 7.75%, 3/15/16, Callable 3/15/11 @ 103.88	25,000	17,313

		84,813

Media - Services—1.0%
Baker & Taylor, Inc., 11.50%, 7/1/13, Callable 7/1/10 @ 105.75 (b)	100,000	59,125
Lamar Media Corp., 6.63%, 8/15/15, Callable 8/15/10 @ 103.31	50,000	36,750

		95,875

Metals/Mining Excluding Steel—1.9%
Freeport-McMoran Copper & Gold, Inc., 8.25%, 4/1/15, Callable 4/1/11 @ 104.13	50,000	40,000
International Coal Group, Inc., 10.25%, 7/15/14, Callable 7/15/10 @ 105.13	50,000	42,000
Massey Energy Co., 6.88%, 12/15/13, Callable 12/15/09 @ 103.44	100,000	81,000
Noranda Aluminum Acquisition, 6.83%, 5/15/15, Callable 5/15/09 @ 101.00 (c)	50,000	22,500

		185,500

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

Non-Food & Drug Retailers—2.7%
ACE Hardware Corp., 9.13%, 6/1/16, Callable 6/1/12 @ 104.56 (b)	25,000	18,750
AutoNation, Inc., 7.00%, 4/15/14, Callable 4/15/09 @ 105.25	50,000	32,500
Claire’s Stores, Inc., 9.63%, 6/1/15, Callable 6/1/11 @ 104.81	50,000	9,000
Hanesbrands, Inc., 6.51%, 12/15/14, Callable 12/15/08 @ 102.00 (c)	50,000	33,937
Libbey Glass, Inc., 9.93%, 6/1/11, Callable 6/11/09 @ 102.50 (c)	25,000	16,125
Penske Automotive Group, Inc., 7.75%, 12/15/16, Callable 12/15/11 @ 103.88	50,000	23,875
Pep Boys, 7.50%, 12/15/14, Callable 12/15/09 @ 103.75	50,000	24,000
Susser Holdings LLC, 10.63%, 12/15/13, Callable 12/15/09 @ 105.31	103,000	87,550
Yankee Acquisition Corp., 9.75%, 2/15/17, Callable 2/15/12 @ 104.88	50,000	24,813

		270,550

Oil & Gas—0.4%
Pioneer Natural Resources Co., 5.88%, 7/15/16	50,000	36,532

Oil Field Equipment & Services—0.9%
Bristow Group, Inc., 7.50%, 9/15/17, Callable 9/15/12 @ 103.75	50,000	37,500
CIE Gener de Geophysique, 7.50%, 5/15/15, Callable 5/15/10 @ 103.75	50,000	33,500
National Oilwell Varco, Inc., Series B, 6.13%, 8/15/15, Callable 8/15/10 @ 103.06	25,000	21,843

		92,843

Oil Refining & Marketing—1.0%
Petroplus Finance Ltd., 7.00%, 5/1/17, Callable 5/1/12 @ 103.50 (b)	50,000	32,750
Tesoro Corp.:
6.63%, 11/1/15, Callable 11/1/10 @ 103.31	50,000	34,000
6.50%, 6/1/17, Callable 6/1/12 @ 103.25	50,000	33,500

		100,250

Packaging—2.8%
Exopack Holding Corp., 11.25%, 2/1/14, Callable 2/1/10 @ 105.62	50,000	38,500
Intertape Polymer U.S., Inc., 8.50%, 8/1/14, Callable 8/1/09 @ 104.25	75,000	60,000
Owens-Brockway Glass Containers, 6.75%, 12/1/14, Callable 12/1/09 @ 103.38	50,000	43,250
Solo Cup Co., 8.50%, 2/15/14, Callable 2/15/09 @ 104.25	200,000	134,000

		275,750

Printing & Publishing—2.0%
Cenveo Corp., 10.50%, 8/15/16, Callable 8/15/12 @ 105.25 (b)	50,000	42,250
Morris Publishing, 7.00%, 8/1/13, Callable 8/1/09 @ 102.33	100,000	10,000

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	84

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

Printing & Publishing, continued
R.H. Donnelley Corp., 6.88%, 1/15/13, Callable 1/15/09 @ 103.44	2,000	460
R.H. Donnelley, Inc., 11.75%, 5/15/15, Callable 5/15/12 @ 105.88 (b)	127,000	49,530
Sheridan Group, Inc., 10.25%, 8/15/11, Callable 8/15/09 @ 100.00	100,000	83,000
Valassis Communications, Inc., 8.25%, 3/1/15, Callable 3/1/11 @ 104.13	25,000	13,500

		198,740

Restaurants—2.1%
Buffets, Inc., 12.50%, 11/1/14, Callable 11/1/10 @ 106.25 (d)	50,000	125
Dave & Buster’s, Inc., 11.25%, 3/15/14, Callable 3/15/10 @ 105.62	50,000	37,250
Landry’s Restaurants, Inc., 9.45%, 12/15/14, Callable 2/28/09 @ 101.00	100,000	89,500
NPC International, Inc., 9.50%, 5/1/14, Callable 5/1/10 @ 104.75	50,000	31,000
Rare Restaurant Group LLC, 9.25%, 5/15/14, Callable 5/15/11 @ 104.63 (b)	50,000	25,000
Sbarro, Inc., 10.38%, 2/1/15, Callable 2/1/10 @ 107.78	50,000	29,000

		211,875

Software/Services—0.7%
CompuCom Systems, Inc., 12.50%, 10/1/15, Callable 10/1/11 @ 106.25 (b)	50,000	40,000
Unisys Corp., 12.50%, 1/15/16, Callable 1/15/12 @ 106.25	35,000	24,413

		64,413

Steel Producers/Products—1.4%
AK Steel Corp., 7.75%, 6/15/12, Callable 6/15/09 @ 101.29	100,000	80,000
Ryerson, Inc., 12.00%, 11/1/15, Callable 11/1/11 @ 106.00 (b)	50,000	34,000
Tube City IMS Corp., 9.75%, 2/1/15, Callable 2/1/11 @ 104.88	50,000	29,000

		143,000

Support - Services—6.3%
Aramark Services, Inc., 8.50%, 2/1/15, Callable 2/1/11 @104.25	75,000	64,125
Avis Budget Car Rental, Inc., 7.63%, 5/15/14, Callable 5/15/10 @ 103.81	100,000	36,000
Education Management LLC:
8.75%, 6/1/14, Callable 6/1/10 @ 104.38	25,000	18,250
10.25%, 6/1/16, Callable 6/1/11 @ 105.13	25,000	17,250
H&E Equipment Services, Inc., 8.38%, 7/15/16, Callable 7/15/11 @ 104.19	75,000	39,750
Hertz Corp., 8.88%, 1/1/14, Callable 1/1/10 @104.44	100,000	73,000
Iron Mountain, Inc., 8.63%, 4/1/13, Callable 4/1/09 @ 100.00	100,000	91,250
JohnsonDiversey, Inc., 9.63%, 5/15/12, Callable 5/15/09 @ 101.60	100,000	89,000
KAR Holdings, Inc., 8.75%, 5/1/14, Callable 5/1/10 @ 104.38	50,000	32,500

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

Support - Services, continued
MediMedia USA, Inc., 11.38%, 11/15/14, Callable 11/15/09 @ 105.69 (b)	50,000	40,000
Pegasus Solutions, Inc., 10.50%, 4/15/15, Callable 4/15/11 @ 105.25 (b)	50,000	34,500
RSC Equipment Rental, Inc., 9.50%, 12/1/14, Callable 12/1/10 @ 104.75	50,000	30,000
Sotheby’s, 7.75%, 6/15/15 (b)	50,000	29,500
United Rentals, Inc., 6.50%, 2/15/12, Callable 12/15/09 @ 101.53	25,000	17,500
West Corp., 11.00%, 10/15/16, Callable 10/15/11 @ 105.50	25,000	11,687

		624,312

Telecom - Integrated/Services—3.7%
Broadview Networks Holdings, Inc., 11.38%, 9/1/12, Callable 9/1/09 @ 105.69	25,000	18,000
Cincinnati Bell, Inc., 8.38%, 1/15/14, Callable 1/15/09 @ 104.19	85,000	61,413
Citizens Communications Co., 7.13%, 3/15/19	50,000	30,750
Fairpoint Communications, Inc., 13.13%, 4/1/18, Callable 4/1/13 @ 106.56 (b)	25,000	17,625
Level 3 Financing, Inc., 9.25%, 11/1/14, Callable 11/1/10 @ 104.63	50,000	28,500
Nordic Telephone Co., Holdings, 8.88%, 5/1/16, Callable 5/1/11 @ 104.44 (b)	50,000	42,000
PAETEC Holding Corp., 9.50%, 7/15/15, Callable 7/15/11 @ 104.75	50,000	28,375
Qwest Corp., 7.63%, 6/15/15	150,000	114,750
Windstream Corp., 8.63%, 8/1/16, Callable 8/1/11 @ 104.31	25,000	18,875

		360,288

Telecom - Wireless—4.5%
Centennial Communications Corp., 10.00%, 1/1/13, Callable 1/1/09 @ 107.50	100,000	88,500
Cricket Communications, 9.38%, 11/1/14, Callable 11/1/10 @ 104.69	50,000	40,625
iPCS, Inc., 6.05%, 5/1/14, Callable 5/1/09 @ 101.00 (c)	100,000	69,000
MetroPCS Wireless, Inc., 9.25%, 11/1/14, Callable 11/1/10 @ 104.63	100,000	83,250
Sprint Capital Corp., 8.38%, 3/15/12	100,000	80,500
Wind Acquisition Financial SA, 10.75%, 12/1/15, Callable 12/1/10 @ 105.38 (b)	100,000	77,000

		438,875

Theaters & Entertainment—0.8%
AMC Entertainment, Inc., 11.00%, 2/1/16, Callable 2/1/11@ 105.50	100,000	79,000

Tobacco—0.4%
Alliance One International, Inc., 8.50%, 5/15/12	50,000	38,500

Transportation Excluding Air/Rail—0.3%
Navios Maritime Holdings, Inc., 9.50%, 12/15/14, Callable 12/15/10 @ 104.75	25,000	20,500
Swift Transportation Co., Inc., 10.55%, 5/15/15, Callable 5/15/09 @ 102.00 (b)(c)	50,000	10,000

		30,500

85	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

TOTAL CORPORATE OBLIGATIONS (COST $13,987,036)		9,547,901

TOTAL INVESTMENTS (COST $14,005,584) — 96.8%		9,548,913

Percentages indicated are based on net assets of $9,862,202.

(a)	Represents non-income producing security.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(d)	Non-Income Producing; Defaulted Bond.

(e)	Step Bond. Income recognition is on the effective yield method for Step Bonds.

LLC	—	Limited Liability Co.
LP	—	Limited Partnership
PLC	—	Public Limited Co.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	86

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008

Certificates of Deposit—0.7%

	Shares or Principal Amount($)	Value($)

Banking—0.7%
First Tennessee Bank, 2.96%, 12/17/09 (a)	100,000	99,029

TOTAL CERTIFICATES OF DEPOSIT (COST $94,978)		99,029

U.S. Government and Government Agency Obligations—59.2%

Federal Home Loan Mortgage Corp.—13.0%
5.13%, 11/17/17	400,000	396,699
Pool #1B2655, 6.21%, 12/1/34 (a)(d)	90,336	90,780
Pool #1J1313, 6.37%, 6/1/36 (a)	212,618	215,762
Pool #847557, 5.89%, 7/1/34 (a)(d)	93,181	95,158
Pool #G02981, 6.00%, 6/1/37	162,895	162,701
TBA November:
5.00%, 11/15/22	660,000	644,325
5.50%, 11/15/22	150,000	149,297

		1,754,722

Federal National Mortgage Association—32.6%
3.25%, 8/12/10	150,000	150,374
Pool #922090, 5.84%, 3/1/37 (a)	268,540	271,281
TBA November:
5.00%, 11/15/36	350,000	331,516
5.50%, 11/15/36	2,175,000	2,124,703
6.00%, 11/15/37	975,000	974,391
6.50%, 11/15/37	550,000	557,391

		4,409,656

Government National Mortgage Association—4.6%
TBA November:
5.00%, 11/15/36	300,000	286,218
5.50%, 11/15/36	90,000	88,256
6.00%, 11/15/36	250,000	250,000

		624,474

U.S. Treasury Notes—9.0%
4.75%, 2/15/10	340,000	353,919
2.63%, 5/31/10	68,000	69,232
4.75%, 1/31/12	35,000	38,101
2.75%, 2/28/13	382,000	387,282
3.38%, 7/31/13	185,000	190,434
3.88%, 5/15/18	45,000	44,926
4.00%, 8/15/18	130,000	130,173

		1,214,067

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $8,085,101)		8,002,919

Corporate Obligations—29.4%

Agricultural Chemicals—0.7%
Agrium, Inc., 6.75%, 1/15/19	100,000	90,203

Banking—0.5%
American Express Centurion Bank, 5.95%, 6/12/17	100,000	73,882

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

Building & Construction Products—1.4%
Martin Marietta Materials, Inc., 3.62%, 4/30/10 (a)	100,000	96,560
Masco Corp., 3.12%, 3/12/10 (a)(d)	100,000	94,183

		190,743

Chemicals—0.1%
Chemtura Corp., 6.88%, 6/1/16	25,000	15,625

Computer Services—0.7%
Electronic Data Systems, Series B, 6.00%, 8/1/13	100,000	94,399

Electric—4.5%
Duke Energy Corp., 5.65%, 6/15/13	75,000	67,723
Florida Power Corp., 5.65%, 6/15/18	75,000	66,395
MidAmerican Energy Co., 5.95%, 7/15/17	450,000	393,362
Puget Sound Energy, Inc., 6.97%, 6/1/67, Callable 6/1/17 @ 100	100,000	83,500

		610,980

Finance—5.9%
Bear Stearns Co., Inc.:
4.50%, 10/28/10	75,000	72,901
Series B, 6.95%, 8/10/12, MTN	150,000	148,014
Citigroup, Inc., 6.50%, 8/19/13	25,000	23,699
Countrywide Home Loans, Series L, 4.00%, 3/22/11, MTN	150,000	138,332
Ford Motor Credit Co., LLC, 9.75%, 9/15/10	300,000	204,015
Lehman Brothers Holdings, Series I, 0.00%, 5/2/18, MTN (e)(f)	75,000	9,750
Morgan Stanley, Series F, 6.00%, 4/28/15, MTN	75,000	60,941
XTRA Finance Corp., 5.15%, 4/1/17	150,000	136,362

		794,014

Forestry/Paper—0.1%
Georgia-Pacific Corp., 7.70%, 6/15/15	25,000	17,375

Gaming—0.1%
MGM MIRAGE, Inc., 6.75%, 4/1/13	25,000	15,625

Health Services—0.2%
Community Health Systems, Inc., 8.88%, 7/15/15, Callable 7/15/11 @ 104.44	25,000	20,938

Hospitals—0.4%
HCA, Inc., 5.75%, 3/15/14	100,000	59,000

Media—2.9%
Time Warner Entertainment, 8.88%, 10/1/12	350,000	344,075
Vivendi, 5.75%, 4/4/13 (b)	50,000	45,936

		390,011

Media - Cable—0.2%
Cablevision Systems Corp., Series B, 8.00%, 4/15/12	25,000	21,031

Medical—0.2%
Glaxosmithkline Capital, Inc., 4.85%, 5/15/13	25,000	23,713

87	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Corporate Obligations, continued

	Shares or Principal Amount($)	Value($)

Office Equipment & Services—0.7%
Xerox Corp., 3.63%, 12/18/09 (a)(d)	100,000	91,227

Oil & Gas—0.1%
Pioneer Natural Resources Co., 5.88%, 7/15/16	25,000	18,266

Pipelines—0.7%
Dynegy Holdings, Inc., 7.75%, 6/1/19	25,000	16,750
Transcontinental Gas Pipeline Corp., 6.05%, 6/15/18	100,000	79,993

		96,743

Retail—0.2%
Kroger Co. (The), 5.00%, 4/15/13	25,000	22,542

Support - Services—0.3%
Aramark Services, Inc., 8.50%, 2/1/15, Callable 2/1/11 @104.25	25,000	21,375
Iron Mountain, Inc., 8.00%, 6/15/20, Callable 6/15/13 @ 104	25,000	19,625

		41,000

Telecom - Integrated/Services—0.1%
Qwest Corp., 7.63%, 6/15/15	25,000	19,125

Telecommunications—2.6%
Sprint Nextel Corp., 6.00%, 12/1/16	135,000	93,487
Verizon Pennsylvania, Inc., 5.65%, 11/15/11	275,000	257,789

		351,276

Transportation—6.9%
American Airlines, Inc.:
Series 2001-2, Class A1, 6.98%, 4/1/11	56,774	52,091
Series 2001-2, Class A2, 7.86%, 10/1/11	200,000	159,000
Burlington Northern Santa Fe Railway Co., 4.83%, 1/15/23	230,919	222,400
Continental Airlines, Inc., 5.98%, 4/19/22	100,000	69,500
Norfolk Southern Corp., 5.75%, 4/1/18	50,000	43,038
Union Pacific Corp., 5.75%, 11/15/17	150,000	127,129
Union Pacific Railroad, 5.08%, 1/2/29	293,571	247,530

		920,688

TOTAL CORPORATE OBLIGATIONS (COST $4,664,535)		3,978,406

Asset Backed Securities—21.4%

Asset Backed Funding Certificates, Series 2003-AHL1, Class A1, 3.68%, 3/25/33	210,318	174,153
Cairn Mezzanine plc, Series 2007-3A, Class B1, 3.70%, 8/13/47 (a)(b)	145,000	0
Capital Auto Receivables Asset Trust:
Series 2005-1, Class A5, 4.66%, 1/15/10 (a)(d)	47,113	46,996
Series 2006-SN1A, Class A3, 5.31%, 10/20/09 (b)(d)	30,933	30,933
Series 2006-SN1A, Class A4B, 4.39%, 3/20/10 (a)(b)(d)	150,000	147,743
Series 2007-SN1, Class A3A, 5.47%, 7/15/10 (a)(d)	100,000	99,009

Asset Backed Securities, continued

	Shares or Principal Amount($)	Value($)

Series 2007-SN1, Class A3B, 4.62%,
7/15/10 (a)(d)	110,000	107,451
Capital One Prime Auto Receivables Trust:
Series 2005-1, Class A4, 4.58%, 4/15/11 (a)(d)	56,927	55,746
Series 2006-1, Class A3, 4.99%, 9/15/10 (d)	103,464	103,462
Carmax Auto Owner Trust, Series 2008-2, Class A2B, 5.46%, 9/15/11 (a)(d)	190,000	182,690
Chase Issuance Trust, Series 2005-A12, Class A, 4.57%, 2/15/11 (a)(d)	190,000	189,117
Countrywide Asset-Backed Certificates:
Series 2006-S2, Class A5, 5.75%, 7/25/27 (a)	134,000	37,510
Series 2006-S4, Class A3, 5.80%, 7/25/34	209,304	121,552
Ford Credit Auto Owner Trust, Series 2006-C, Class A2A, 5.29%, 12/15/09 (d)	99,232	99,194
GE Business Loan Trust, Series 2006-2A, Class A, 4.74%, 11/15/34 (a)(b)(d)	234,628	194,307
GMAC Mortgage Corp., Loan Trust, Series 2006-HE3, Class A3, 5.81%, 10/25/36	170,000	95,285
Hyundai Auto Receivables Trust:
Series 2007-A, Class A2B, 4.91%, 1/15/10 (a)(d)	27,636	27,583
Series 2008-A, Class A2, 4.16%, 5/16/11 (d)	140,000	137,338
IOWA Student Loan Liquidity Corp., Series 2005-1, Class A1, 3.24%, 6/25/14 (a)(d)	46,087	45,838
National Collegiate Student Loan Trust, Series 2006-3, Class A1, 3.29%, 9/25/19 (a)(d)	105,364	93,440
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3, 5.16%, 2/15/10 (d)	53,588	53,552
Preferred Term Securities XXII Ltd., 3.16%, 9/22/36, Callable 6/22/11 @ 100 (a)(b)(d)	196,273	106,086
Residential Funding Mortgage Securities, Series 2006-HSA1, Class A5, 5.31%, 2/25/36	65,000	16,658
SLM Student Loan Trust:
Series 2005-4, Class A2, 3.62%, 4/26/21 (a)(d)	60,000	55,762
Series 2005-9, Class A4, 3.64%, 1/25/23 (a)(d)	190,000	179,690
Series 2006-7, Class A2, 3.53%, 10/25/16 (a)(d)	167,543	167,226
Series 2006-9, Class A2, 3.54%, 4/25/17 (a)(d)	33,569	33,402
Series 2006-B, Class A1, 2.83%, 9/15/20 (a)(d)	147,433	137,850
South Carolina Student Loan Corp., Series 2008-1, Class A1, 3.31%, 9/2/14 (a)(d)	126,487	123,917
World Omni Auto Receivables Trust, Series 2007-B, Class A2B, 4.88%, 2/16/10 (a)(d)	38,426	38,364

TOTAL ASSET BACKED SECURITIES (COST $3,444,458)		2,901,854

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	88

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Collateralized Mortgage Obligations—5.6%

	Shares or Principal Amount($)	Value($)

Banc of America Mortgage Securities, Series 2005-D, Class 2A4, 4.79%, 5/25/35 (a)(d)	176,166	169,438
Deutsche Mortgage Securities, Inc., Series 2006-WF1, Class 1A1, 5.09%, 6/26/35 (a)(b)	125,537	124,963
Freddie Mac:
Series 2988, Class AF, 4.89%, 6/15/35 (a)(d)	146,963	138,355
Series 3212, Class BK, 5.40%, 9/15/36	150,000	137,866
Residential Asset Securitization Trust, Series 2003-A15, Class 1A2, 3.71%, 2/25/34 (a)(d)	214,932	190,967

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $806,547)		761,589

Commercial Mortgage Backed Securities—7.9%

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49	200,000	174,489
Commercial Mortgage Pass - Through Certificate:
Series 2005-LP5, Class AJ, 5.05%, 5/10/43	200,000	135,573
Series 2006-FL12, Class A2, 4.66%, 12/15/20 (a)(b)(d)	239,553	203,889
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class A2, 5.91%, 7/10/38 (a)	90,000	83,225
Series 2006-GG7, Class A4, 5.91%, 7/10/38 (a)	140,000	111,661
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2, 5.26%, 9/15/39	70,000	64,299
Morgan Stanley Capital I, Series 2007-IQ14, Class A2, 5.61%, 4/15/49	220,000	190,911
Washington Mutual Commercial Mortgage Securities Trust, Series 2006-SL1, Class A, 5.30%, 11/23/43 (a)(b)	144,541	108,406

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $1,295,102)		1,072,453

Foreign Bonds—0.6%

United Kingdom—0.6%
Barclays Bank plc, 5.93%, 12/31/49 (b)	150,000	80,524

TOTAL FOREIGN BONDS (COST $151,088)		80,524

Municipal Bonds—0.5%

Arizona Educational Loan Marketing Corp. Educational Loan Revenue, Series A-1-B, 3.71%, 1/25/10, (Credit Support Guaranteed Student Loans) (a)(d)	74,000	72,335

TOTAL MUNICIPAL BONDS (COST $73,934)		72,335

Investment Company—13.6%

	Shares or Principal Amount($)	Value($)

Northern Institutional Diversified Assets Portfolio, Shares Class, 0.82% (c)(d)	1,838,531	1,838,531

TOTAL INVESTMENT COMPANY (COST $1,838,531)		1,838,531

TOTAL INVESTMENTS (COST $20,454,274) — 139.0%		18,807,640

Percentages indicated are based on net assets of $13,530,986.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rates presented represent the annualized one day yield that was in effect on October 31, 2008.

(d)	Security held as collateral for to be announced securities.

(e)	Security is non-income producing; Defaulted Bond.

(f)	In connection with the Lehman Brothers Holdings, Inc. bankruptcy filing announcement on September 15, 2008, the Fund stopped accruing prospective interest amounts on that date.

LB	—	Lehman Brothers
LLC	—	Limited Liability Co.
MTN	—	Medium Term Note
PLC	—	Public Limited Co.
TBA	—	Security was traded on a “to be announced” basis. Represents 40.0% of net assets.

89	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008

Common Stocks—97.1%

	Shares	Value($)

Aerospace & Defense—2.3%
Precision Castparts Corp.	15,400	998,074
Rockwell Collins, Inc.	24,500	912,135

		1,910,209

Agriculture—3.1%
Monsanto Co.	28,800	2,562,624

Biotechnology—8.3%
Cephalon, Inc. (a)	10,700	767,404
Genzyme Corp. (a)	34,900	2,543,512
Gilead Sciences, Inc. (a)	58,900	2,700,565
Illumina, Inc. (a)	24,900	767,667

		6,779,148

Business Services—0.7%
Ecolab, Inc.	14,900	555,174

Coal—0.8%
Consol Energy, Inc.	21,200	665,468

Communication Equipment—3.5%
Cisco Systems, Inc. (a)	117,800	2,093,306
Juniper Networks, Inc. (a)	39,500	740,230

		2,833,536

Computer Storage—1.1%
EMC Corp. (a)	76,200	897,636

Credit Card—4.3%
MasterCard, Inc., Class A	9,600	1,419,072
Visa, Inc., Class A	37,800	2,092,230

		3,511,302

Distribution & Wholesale—1.8%
Fastenal Co.	37,000	1,489,620

Electric, Gas & Water—0.8%
FirstEnergy Corp.	12,800	667,648

Engineering & Construction—2.0%
Fluor Corp.	19,100	762,663
Quanta Services, Inc. (a)	46,000	908,960

		1,671,623

Exchanges—1.5%
IntercontinentalExchange, Inc. (a)	14,800	1,266,288

Hardware & Peripherals—4.6%
Apple, Inc. (a)	12,000	1,291,080
Hewlett-Packard Co.	63,800	2,442,264

		3,733,344

Household Products—1.6%
The Procter & Gamble Co.	19,800	1,277,892

Industrial Conglomerates—6.9%
Danaher Corp.	40,900	2,422,916
SPX Corp.	33,300	1,290,042
United Technologies Corp.	36,000	1,978,560

		5,691,518

Internet—2.4%
Google, Inc., Class A (a)	5,480	1,969,293

Common Stocks, continued

	Shares	Value($)

Investment Management—2.5%
BlackRock, Inc.	6,100	801,174
The Charles Schwab Corp.	66,500	1,271,480

		2,072,654

Medical Products—6.8%
Alcon, Inc. ADR	8,300	731,396
Allergan, Inc.	24,100	956,047
Baxter International, Inc.	26,000	1,572,740
Mindray Medical International Ltd. ADR	33,690	726,356
St. Jude Medical, Inc. (a)	42,500	1,616,275

		5,602,814

Medical Services & Distributors—6.9%
Medco Health Solutions, Inc. (a)	94,300	3,578,685
Thermo Fisher Scientific, Inc. (a)	50,800	2,062,480

		5,641,165

Oil & Gas Drill & Equipment—2.2%
FMC Technologies, Inc. (a)	23,300	815,267
Weatherford International Ltd. (a)	56,800	958,784

		1,774,051

Oil & Gas Exploration & Production—1.4%
Southwestern Energy Co. (a)	32,400	1,154,088

Pharmaceuticals—2.2%
Teva Pharmaceutical Industries Ltd. ADR	41,100	1,762,368

Railroad—3.4%
Norfolk Southern Corp.	17,900	1,072,926
Union Pacific Corp.	25,400	1,695,958

		2,768,884

Retail—7.4%
Costco Wholesale Corp.	17,800	1,014,778
Kohl’s Corp. (a)	24,100	846,633
Lowe’s Cos., Inc.	37,700	818,090
Target Corp.	29,200	1,171,504
Wal-Mart Stores, Inc.	40,100	2,237,981

		6,088,986

Retail Pharmacy—2.4%
CVS Caremark Corp.	63,000	1,930,950

Software Services—7.4%
Cognizant Technology Solutions Corp. (a)	78,400	1,505,280
Dolby Laboratories, Inc., Class A (a)	24,800	782,936
Microsoft Corp.	110,700	2,471,931
Oracle Corp. (a)	71,000	1,298,590

		6,058,737

Solar—1.0%
First Solar, Inc. (a)	5,700	819,090

Telecommunication—5.5%
Equinix, Inc. (a)	19,400	1,210,948
QUALCOMM, Inc.	86,000	3,290,360

		4,501,308

Transportation—1.3%
C.H. Robinson Worldwide, Inc.	20,700	1,071,846

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	90

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Common Stocks, continued

	Shares	Value($)

Travel & Leisure—1.0%
Priceline.com, Inc. (a)	15,500	815,765

TOTAL COMMON STOCKS (COST $99,596,095)		79,545,029

Investment Company—5.8%

Northern Institutional Diversified Assets Portfolio, Shares Class, 0.82% (b)	4,761,126	4,761,126

TOTAL INVESTMENT COMPANY (COST $4,761,126)		4,761,126

TOTAL INVESTMENTS (COST $104,357,221) — 102.9%		84,306,155

Percentages indicated are based on net assets of $81,941,512.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on October 31, 2008.

ADR	—	American Depositary Receipt

91	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008

Common Stocks—96.5%

	Shares	Value($)

Australia—2.3%
BHP Billiton Ltd.	98,200	1,885,840
Caltex Australia Ltd.	66,600	419,310
Lend Lease Corp., Ltd.	143,700	664,688
National Australia Bank Ltd.	47,565	771,507
OZ Minerals Ltd.	316,752	198,914
Qantas Airways Ltd.	412,833	670,300

		4,610,559

Austria—0.6%
Voestalpine AG	51,400	1,254,245

Belgium—1.2%
Fortis	60,632	68,770
Solvay SA, Class A	24,600	2,287,892

		2,356,662

Brazil—0.2%
Banco Do Brasil SA	60,000	396,305

Canada—5.1%
Barrick Gold Corp.	37,500	857,819
Canadian Imperial Bank of Commerce	21,000	952,739
Fairfax Financial Holdings Ltd.	5,200	1,428,619
Gerdau Ameristeel Corp.	89,300	478,075
Industrial Alliance Insurance and Financial Services, Inc.	26,100	541,584
Inmet Mining Corp.	11,300	253,706
Nexen, Inc.	40,284	639,970
Petro-Canada	90,000	2,251,494
Royal Bank of Canada	45,400	1,765,053
Teck Cominco Ltd., B Shares	41,100	409,362
WestJet Airlines Ltd.	59,300	508,440

		10,086,861

China—0.6%
China Petroleum & Chemical Corp.	1,920,000	1,260,840

Finland—2.1%
Nokia Oyj	129,400	1,981,949
Stora Enso Oyj, R Shares	236,600	2,199,992

		4,181,941

France—14.7%
Air France-KLM	28,700	413,454
BNP Paribas SA	64,580	4,662,229
Compagnie Generale des Establissements Michelin, B Shares	39,700	2,043,167
Credit Agricole SA	185,402	2,681,907
France Telecom SA	107,200	2,702,802
Lagardere SCA	46,400	1,844,655
Renault SA	51,500	1,578,181
Sanofi-Aventis	68,900	4,364,808
Societe Generale	44,231	2,410,536
Total SA	109,700	6,034,287
Vallourec SA	4,500	503,308

		29,239,334

Germany—13.5%
Allianz SE	39,800	2,994,584
BASF AG	127,200	4,269,723

Common Stocks, continued

	Shares	Value($)

Germany, continued
Deutsche Bank AG	64,400	2,447,181
Deutsche Lufthansa AG	162,600	2,262,064
Deutsche Telekom AG	220,300	3,270,737
E.ON AG	115,500	4,419,777
Infineon Technologies AG (a)	304,300	951,825
Muenchener Rueckversicherungs- Gesellschaft AG	27,700	3,668,974
RWE AG	31,860	2,649,103

		26,933,968

India—0.4%
State Bank of India GDR	17,600	805,200

Italy—3.1%
ENI SpA	189,900	4,532,045
Fondiaria-SAI SpA	52,400	984,315
Telecom Italia SpA	536,000	615,668

		6,132,028

Japan—18.4%
Alps Electric Co., Ltd.	55,000	302,628
FUJITSU Ltd.	573,000	2,253,381
Hitachi Ltd.	170,000	798,321
Honda Motor Co., Ltd.	99,000	2,462,174
JFE Holdings, Inc.	86,100	2,197,321
Mitsubishi Chemical Holdings Corp.	303,000	1,225,178
Mitsubishi Corp.	129,000	2,162,718
Mitsui & Co., Ltd.	149,000	1,444,030
Mitsui O.S.K. Lines Ltd.	234,000	1,222,176
NAMCO BANDAI Holdings, Inc.	123,800	1,273,343
Nippon Mining Holdings, Inc.	360,000	1,102,311
Nippon Steel Corp.	329,000	1,107,611
Nippon Telegraph & Telephone Corp.	630	2,571,377
Nippon Yusen Kabushiki Kaisha	50,000	241,833
Nissan Motor Co., Ltd.	534,700	2,656,072
ORIX Corp.	21,300	2,188,873
Sharp Corp.	261,000	1,863,202
Sony Corp.	12,510	296,552
Sumitomo Mitsui Financial Group, Inc.	570	2,285,517
The Tokyo Electric Power Co., Inc.	100,900	2,858,120
Toshiba Corp.	543,000	1,963,027
Toyota Motor Corp.	56,700	2,214,637

		36,690,402

Luxembourg—0.8%
ArcelorMittal	64,352	1,673,566

Netherlands—2.6%
ING Groep NV	155,768	1,460,992
Koninklijke Ahold NV	266,720	2,863,012
Koninklijke DSM NV	32,100	893,832

		5,217,836

Norway—1.5%
StatoilHydro ASA	153,100	3,081,362

Russian Federation—0.7%
JSC MMC Norilsk Nickel ADR	68,750	689,953
LUKOIL ADR	16,550	635,372

		1,325,325

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	92

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008 (continued)

Common Stocks, continued

	Shares	Value($)

Singapore—0.4%
Flextronics International Ltd. (a)	80,400	336,072
Neptune Orient Lines Ltd.	427,000	360,769

		696,841

South Africa—0.6%
Sanlam Ltd.	554,040	910,406
Standard Bank Group Ltd.	31,023	246,649

		1,157,055

South Korea—1.1%
Honam Petrochemical Corp.	8,100	331,597
Hynix Semiconductor, Inc. (a)	24,700	211,635
Industrial Bank of Korea GDR	88,300	488,915
KB Financial Group, Inc. ADR (a)	14,600	359,306
Samsung Electronics Co., Ltd., Preferred	2,900	761,674

		2,153,127

Spain—1.1%
Repsol YPF SA	118,600	2,255,028

Sweden—1.5%
Ericsson LM, B Shares	83,000	565,321
Nordea Bank AB	73,600	590,233
Svenska Cellusoa AB (SCA), B Shares	189,700	1,401,579
Volvo AB, B Shares	86,500	452,262

		3,009,395

Switzerland—3.8%
Credit Suisse Group	81,100	3,033,689
Novartis AG	90,330	4,586,554

		7,620,243

Taiwan—1.0%
China Steel Corp. GDR	40,044	572,629
Compal Electronics, Inc.	581,895	417,870
Taiwan Semiconductor Manufacturing Co., Ltd.	510,961	743,872
United Microelectronics Corp.	1,143,805	314,232

		2,048,603

Thailand—0.3%
PTT Public Co., Ltd.	121,400	558,102

United Kingdom—18.9%
Associated British Foods plc	199,300	2,229,597
Aviva plc	352,191	2,100,382
Barclays plc	591,100	1,694,081
BP plc	319,500	2,603,851
British Energy Group plc	277,000	3,312,478
GlaxoSmithKline plc	259,600	4,989,491
HBOS plc	853,235	1,396,818
Kazakhmys plc	84,600	396,563
Lloyds TSB Group plc	370,300	1,196,597
Royal Bank of Scotland Group plc	1,065,102	1,172,982
Royal Dutch Shell plc, A Shares	277,887	7,701,302
Royal Dutch Shell plc, B Shares	45,973	1,246,147
RSA Insurance Group plc	776,127	1,725,616
Vodafone Group plc	2,624,658	5,048,034
Xstrata plc	51,700	884,107

		37,698,046

Common Stocks, continued

	Shares	Value($)

TOTAL COMMON STOCKS (COST $313,588,837)		192,442,874

Right—0.0%

Belgium—0.0%
Fortis (a)	121,532	0

Investment Company—2.4%

Northern Institutional Diversified Assets Portfolio, Shares Class, 0.82% (b)	4,744,098	4,744,098

TOTAL INVESTMENT COMPANY (COST $4,744,098)		4,744,098

TOTAL INVESTMENTS (COST $318,332,935) — 98.9%		197,186,972

Percentages indicated are based on net assets of $199,308,910.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on October 31, 2008.

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
PLC	—	Public Limited Co.
SPA	—	Standby Purchase Agreement

Schedule Portfolio Investments - October 31, 2008

Industry	Percent of Net Assets

Automotive	5.5%
Banking & Financial Services	17.6%
Broadcasting	0.0%
Building & Construction	0.7%
Cash & Cash Equivalents	2.4%
Chemicals	4.5%
Drugs - Medical	7.0%
Electrical	7.6%
Electronic Components & Semiconductors	4.7%
Food & Beverage	1.1%
Import/Export	0.7%
Insurance	6.5%
Manufacturing	1.9%
Metals & Mining	6.7%
Oil & Gas	17.4%
Paper & Related Products	1.1%
Publishing	0.9%
Retail	1.4%
Telecommunications	8.4%
Transportation Services	2.8%

Total Investments	98.9%

At October 31, 2008 the portfolio’s open forward currency contracts were as follows:

Currency	Delivery Date	Amount (Local Currency)	Contract Value (U.S. Dollars) ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

SHORT CONTRACTS
Canadian Dollar	12/15/08	7,997,000	6,689,531	6,638,553	50,978

93	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008

Common Stocks—96.8%

	Shares	Value($)

Aerospace & Defense—1.4%
BE Aerospace, Inc. (a)	142,500	1,833,975

Biotechnology—5.2%
Illumina, Inc. (a)	144,300	4,448,769
Invitrogen Corp. (a)	76,900	2,213,951

		6,662,720

Business Services—2.3%
Navigant Consulting, Inc. (a)	179,550	2,903,324

Computer Software—14.9%
ACI Worldwide, Inc. (a)	92,200	1,263,140
BMC Software, Inc. (a)	127,400	3,289,468
Brocade Communications Systems, Inc. (a)	342,200	1,290,094
Check Point Software Technologies Ltd. (a)	155,450	3,143,199
Citrix Systems, Inc. (a)	108,200	2,788,314
NetApp, Inc. (a)	91,400	1,236,642
Nuance Communications, Inc. (a)	262,850	2,405,077
Satyam Computer Services Ltd. ADR	135,400	2,129,842
VeriFone Holdings, Inc. (a)	138,400	1,572,224

		19,118,000

Consumer Products—8.1%
AptarGroup, Inc.	58,500	1,773,720
Church & Dwight Co., Inc.	72,100	4,260,389
Crown Holdings, Inc. (a)	135,400	2,732,372
Packaging Corp. of America	93,800	1,578,654

		10,345,135

Diversified Manufacturing Operations—2.6%
Actuant Corp., Class A	44,800	803,264
AMETEK, Inc.	74,500	2,477,125

		3,280,389

Education—4.7%
Corinthian Colleges, Inc. (a)	154,429	2,205,246
DeVry, Inc.	67,350	3,818,072

		6,023,318

Electronic Components & Semiconductors—0.5%
ATMI, Inc. (a)	51,300	623,808

Financial Services—5.4%
Annaly Capital Management, Inc.	72,100	1,002,190
Huntington Bancshares, Inc.	152,600	1,442,070
PrivateBancorp, Inc.	86,600	3,118,466
Zions Bancorporation	36,900	1,406,259

		6,968,985

Health Care—8.2%
DaVita, Inc. (a)	71,300	4,046,275
DENTSPLY International, Inc.	58,500	1,777,230
Gen-Probe, Inc. (a)	65,700	3,091,842
Pediatrix Medical Group, Inc. (a)	40,450	1,563,392

		10,478,739

Homebuilders—1.3%
Toll Brothers, Inc. (a)	70,500	1,629,960

Common Stocks, continued

	Shares	Value($)

Industrial Manufacturing—5.7%
IDEX Corp.	99,400	2,304,092
Mettler-Toledo International, Inc. (a)	49,650	3,800,211
WESCO International, Inc. (a)	62,500	1,242,500

		7,346,803

Internet Related—1.4%
VeriSign, Inc. (a)	85,000	1,802,000

Media—1.4%
DreamWorks Animation SKG, Inc. (a)	61,700	1,733,770

Oil & Gas—9.5%
BJ Services Co.	54,900	705,465
Consol Energy, Inc.	35,700	1,120,623
Denbury Resources, Inc. (a)	247,700	3,148,267
Exterran Holdings, Inc. (a)	64,900	1,454,409
Massey Energy Co.	143,250	3,307,642
Range Resources Corp.	56,900	2,402,318

		12,138,724

Pharmaceuticals—12.6%
Alexion Pharmaceuticals, Inc. (a)	121,350	4,945,012
Elan Corp. plc ADR (a)	262,900	2,005,927
OSI Pharmaceuticals, Inc. (a)	125,050	4,745,648
Santarus, Inc. (a)	236,400	397,152
Shire plc ADR	102,600	4,047,570

		16,141,309

Retail—4.7%
Foot Locker, Inc.	111,400	1,628,668
O’Reilly Automotive, Inc. (a)	80,900	2,193,199
PetSmart, Inc.	110,600	2,177,714

		5,999,581

Telecommunications—3.2%
Comverse Technology, Inc. (a)	218,800	1,590,676
Polycom, Inc. (a)	116,250	2,442,413

		4,033,089

Transportation—2.3%
Kansas City Southern (a)	96,200	2,969,694

Utilities—1.4%
Equitable Resources, Inc.	52,900	1,836,159

TOTAL COMMON STOCKS (COST $154,485,572)		123,869,482

Investment Company—3.7%

Northern Institutional Government Select Portfolio, Shares Class, 1.19% (b)	4,716,252	4,716,252
TOTAL INVESTMENT COMPANY (COST $4,716,252)		4,716,252

TOTAL INVESTMENTS (COST $159,201,824) — 100.5%		128,585,734

Percentages indicated are based on net assets of $127,969,639.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on October 31, 2008.

ADR	—	American Depositary Receipt
PLC	—	Public Limited Co.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	94

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2008

Common Stocks—91.4%

	Shares	Value($)

Aerospace & Defense—5.5%
Lockheed Martin Corp.	14,900	1,267,245
Raytheon Co.	28,300	1,446,413

		2,713,658

Banking—3.5%
Wells Fargo & Co.	50,700	1,726,335

Business Services—3.6%
Pitney Bowes, Inc.	71,600	1,774,248

Computer Software—9.3%
CA, Inc.	135,600	2,413,680
Microsoft Corp.	98,900	2,208,437

		4,622,117

Conglomerates—2.6%
Loews Corp.	38,332	1,273,006

Consumer Products—6.0%
Altria Group, Inc.	30,800	591,052
Kimberly-Clark Corp.	27,500	1,685,475
Kraft Foods, Inc.	25,069	730,511

		3,007,038

Diversified Manufacturing Operations—2.4%
Illinois Tool Works, Inc.	18,400	614,376
Ingersoll-Rand Co., Class A	32,400	597,780

		1,212,156

Energy—1.6%
NRG Energy, Inc. (a)	33,800	785,850

Financial Services—4.2%
JP Morgan Chase & Co.	50,750	2,093,437

Insurance—7.4%
Aetna, Inc.	18,800	467,556
Aon Corp.	32,700	1,383,210
Genworth Financial, Inc., Class A	93,500	452,540
MetLife, Inc.	30,100	999,922
The Hartford Financial Services Group, Inc.	37,300	384,936

		3,688,164

Media—6.5%
CBS Corp., Class B	34,350	333,538
Comcast Corp., Class A	51,650	796,443
Liberty Media Corp. Interactive, Class A (a)	37,087	180,985
Viacom, Inc., Class B (a)	94,000	1,900,680

		3,211,646

Metals & Mining—6.4%
AngloGold Ashanti Ltd. ADR	70,027	1,277,993
Barrick Gold Corp.	62,600	1,422,272
United States Steel Corp.	13,800	508,944

		3,209,209

Common Stocks, continued

	Shares	Value($)

Oil & Gas—12.1%
Apache Corp.	24,400	2,008,852
ConocoPhillips	9,571	497,883
Hess Corp.	13,600	818,856
Noble Energy, Inc.	40,700	2,109,074
Talisman Energy, Inc.	55,200	556,416

		5,991,081

Paper & Related Products—0.8%
International Paper Co.	22,300	384,006

Pharmaceuticals—6.0%
Amgen, Inc. (a)	27,000	1,617,030
Sanofi-Aventis ADR	42,700	1,350,174

		2,967,204

Telecommunications—6.6%
AT&T, Inc.	51,791	1,386,445
Motorola, Inc.	202,400	1,086,888
Verizon Communications, Inc.	27,800	824,826

		3,298,159

Tobacco—4.5%
Lorillard, Inc.	13,627	897,474
Philip Morris International, Inc.	30,800	1,338,876

		2,236,350

Transportation—2.4%
Union Pacific Corp.	18,000	1,201,860

TOTAL COMMON STOCKS (COST $58,020,424		45,395,524

Investment Company—9.8%

Northern Institutional Government Select Portfolio, Shares Class, 1.19% (b)	4,851,586	4,851,586

TOTAL INVESTMENT COMPANY (COST $4,851,586)		4,851,586

TOTAL INVESTMENTS (COST $62,864,410) — 101.2%		50,247,110

Percentages indicated are based on net assets of $49,663,172.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on October 31, 2008.

ADR — American Depositary Receipt

95	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

[This Page Intentionally Left Blank]

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of October 31, 2008

	Core Plus Fixed Income Portfolio	High Yield Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio	Growth Portfolio	International Equity Portfolio

Assets:
Investments in non-affiliates, at value	$106,142,905	$9,548,913	$18,807,640	$84,306,155	$197,186,972
Foreign currency, at value	—	—	—	—	887,216
Variation margin on forward foreign currency exchange contracts	—	—	—	—	50,978
Segregated cash balances with brokers for futures contracts	226,031	—	42,034	—	—
Variation margin on futures contracts	228,891	—	45,938	—	—
Interest and dividends receivable	826,801	360,084	114,507	17,099	855,270
Receivable for investments sold	6,946,604	84,625	7,467	673,542	485,998
Prepaid expenses and other assets	174	540	—	384	493

Total Assets	114,371,406	9,994,162	19,017,586	84,997,180	199,466,927

Liabilities:
Cash overdraft	—	125,637	—	—	—
Payable for investments purchased	32,592,501	—	5,476,635	2,930,835	—
Accrued expenses and other liabilities:
Investment Management	40,706	5,517	4,707	119,846	122,908
Administration	1,579	183	236	1,396	3,455
Compliance Service	150	9	9	51	490
Trustee	77	11	11	67	203
Other	8,516	603	5,002	3,473	30,961

Total Liabilities	32,643,529	131,960	5,486,600	3,055,668	158,017

Net Assets:
Applicable to investors’ beneficial interest	$81,727,877	$9,862,202	$13,530,986	$81,941,512	$199,308,910

Total Investments, at cost	$118,769,635	$14,005,584	$20,454,274	$104,357,221	$318,332,935

Foreign currency, at cost	$—	$—	$—	$—	$891,417

97	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of October 31, 2008 (continued)

	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$128,585,734	$50,247,110
Interest and dividends receivable	21,479	63,780
Receivable for investments sold	1,964,302	—
Prepaid expenses and other assets	254	76

Total Assets	130,571,769	50,310,966

Liabilities:
Payable for investments purchased	2,501,090	623,619
Accrued expenses and other liabilities:
Investment Management	86,166	20,875
Administration	2,111	783
Compliance Services	116	42
Trustee	135	54
Other	12,512	2,421

Total Liabilities	2,602,130	647,794

Net Assets:
Applicable to investors’ beneficial interest	$127,969,639	$49,663,172

Total Investments, at cost	$159,201,824	$62,864,410

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	98

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the year ended October 31, 2008

	Core Plus Fixed Income Portfolio	High Yield Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio	Growth Portfolio	International Equity Portfolio

Investment Income:
Interest	$5,571,151	$1,238,822	$697,529	$—	$62,754
Dividends	159,338	6,169	37,052	663,139	13,819,514
Foreign tax withholding	—	—	—	—	(1,896,444)

Total Investment Income	5,730,489	1,244,991	734,581	663,139	11,985,824

Expenses:
Investment Management	512,368	80,253	58,198	419,329	2,264,311
Administration	22,821	2,861	3,115	17,490	75,275
Accounting	68,386	81,154	63,439	53,618	96,381
Compliance Service	518	55	56	342	1,769
Custodian	8,469	1,011	1,741	6,991	187,083
Printing	3,398	836	924	2,767	11,793
Professional fees	3,277	712	338	2,742	10,731
Trustee	1,541	192	203	1,175	5,260
Other	6,134	833	3,729	4,908	20,989

Total expenses before fee reductions	626,912	167,907	131,743	509,362	2,673,592
Fees reduced by Investment Adviser	—	—	—	(4,476)	—

Total Expenses	626,912	167,907	131,743	504,886	2,673,592

Net Investment Income (Loss)	5,103,577	1,077,084	602,838	158,253	9,312,232

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments and foreign currency transactions	(1,716,057)	(527,678)	(133,789)	(145,266)	10,348,234
Net realized gains (losses) from futures	(44,872)	—	(4,155)	—	—
Payment by affiliate for the violation of certain investment policies and limitations	—	—	—	64,658	—
Change in unrealized appreciation/depreciation from investments, futures and foreign currencies	(12,280,378)	(4,243,608)	(1,515,259)	(42,269,939)	(242,760,619)

Net realized/unrealized gains/losses from investment, future and foreign currency transactions	(14,041,307)	(4,771,286)	(1,653,203)	(42,350,547)	(232,412,385)

Change In Net Assets Resulting From Operations	$(8,937,730)	$(3,694,202)	$(1,050,365)	$(42,192,294)	$(223,100,153)

99	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the year ended October 31, 2008 (continued)

	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$774,001	$1,505,621

Total Investment Income	774,001	1,505,621

Expenses:
Investment Management	1,494,232	361,899
Administration	39,939	14,767
Accounting	54,168	53,235
Compliance Service	660	279
Custodian	14,652	3,847
Printing	6,180	2,131
Professional fees	5,212	2,028
Trustee	2,470	1,007
Other	10,784	4,032

Total Expenses	1,628,297	443,225

Net Investment Income (Loss)	(854,296)	1,062,396

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments transactions	2,354,698	(7,776,127)
Change in unrealized appreciation/depreciation from investments and foreign currencies	(73,360,727)	(25,258,253)

Net realized/unrealized gains/losses from investment transactions	(71,006,029)	(33,034,380)

Change In Net Assets Resulting From Operations	$(71,860,325)	$(31,971,984)

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	100

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Core Plus Fixed Income Portfolio		High Yield Fixed Income Portfolio

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$5,103,577	$5,909,376	$1,077,084	$931,443
Net realized gains (losses) from investment transactions	(1,760,929)	2,910,717	(527,678)	119,132
Change in unrealized appreciation/depreciation from investments	(12,280,378)	(1,031,793)	(4,243,608)	(279,652)

Change in net assets resulting from operations	(8,937,730)	7,788,300	(3,694,202)	770,923

Proceeds from contributions	13,894,668	24,166,324	3,041,484	5,258,548
Value of withdrawals	(43,040,969)	(23,334,647)	(3,972,343)	(4,260,973)

Change in net assets resulting from transactions in investors’ beneficial interest	(29,146,301)	831,677	(930,859)	997,575

Change in net assets	(38,084,031)	8,619,977	(4,625,061)	1,768,498

Net Assets:
Beginning of period	119,811,908	111,191,931	14,487,263	12,718,765

End of period	$81,727,877	$119,811,908	$9,862,202	$14,487,263

101	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Intermediate Duration Fixed Income Portfolio

	For the year ended October 31, 2008	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$602,838	$882,974
Net realized gains (losses) from investment transactions	(137,944)	848,391
Change in unrealized appreciation/depreciation from investments	(1,515,259)	(182,994)

Change in net assets resulting from operations	(1,050,365)	1,548,371

Proceeds from contributions	3,554,894	2,605,895
Value of withdrawals	(4,032,112)	(8,612,265)

Change in net assets resulting from transactions in investors’ beneficial interest	(477,218)	(6,006,370)

Change in net assets	(1,527,583)	(4,457,999)

Net Assets:
Beginning of period	15,058,569	19,516,568

End of period	$13,530,986	$15,058,569

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	102

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Portfolio		International Equity Portfolio

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$158,253	$334,013	$9,312,232	$8,527,724
Net realized gains (losses) from investment transactions	(80,608)	4,271,356	10,348,234	36,079,080
Change in unrealized appreciation/depreciation from investments and foreign currencies	(42,269,939)	16,611,654	(242,760,619)	42,586,569

Change in net assets resulting from operations	(42,192,294)	21,217,023	(223,100,153)	87,193,373

Proceeds from contributions	50,198,227	25,944,124	43,694,202	90,634,524
Value of withdrawals	(15,750,298)	(17,303,034)	(76,346,748)	(56,520,981)

Change in net assets resulting from transactions in investors’ beneficial interest	34,447,929	8,641,090	(32,652,546)	34,113,543

Change in net assets	(7,744,365)	29,858,113	(255,752,699)	121,306,916

Net Assets:
Beginning of period	89,685,877	59,827,764	455,061,609	333,754,693

End of period	$81,941,512	$89,685,877	$199,308,910	$455,061,609

103	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the year ended October 31, 2008	For the year ended October 31, 2007	For the year ended October 31, 2008	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$(854,296)	$(1,201,508)	$1,062,396	$992,431
Net realized gains (losses) from investment transactions	2,354,698	58,390,322	(7,776,127)	6,083,399
Change in unrealized appreciation/depreciation from investments	(73,360,727)	1,890,389	(25,258,253)	71,241

Change in net assets resulting from operations	(71,860,325)	59,079,203	(31,971,984)	7,147,071

Proceeds from contributions	20,402,348	77,393,032	12,224,588	23,927,675
Value of withdrawals	(44,840,850)	(153,698,612)	(13,247,672)	(15,848,601)

Change in net assets resulting from transactions in investors’ beneficial interest	(24,438,502)	(76,305,580)	(1,023,084)	8,079,074

Change in net assets	(96,298,827)	(17,226,377)	(32,995,068)	15,226,145

Net Assets:
Beginning of period	224,268,466	241,494,843	82,658,240	67,432,095

End of period	$127,969,639	$224,268,466	$49,663,172	$82,658,240

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	104

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(a)

CORE PLUS FIXED INCOME PORTFOLIO
Year Ended October 31, 2004	5.56%		$169,459	0.52%		4.31%		0.52%	34.88%
Year Ended October 31, 2005	1.64	%(d)	122,530	0.40	%(d)	4.25	%(d)	0.53%	176.60%
Year Ended October 31, 2006	5.55%		111,192	0.63%		4.96%		0.63%	273.91%
Year Ended October 31, 2007	6.94%		119,812	0.59%		4.99%		0.59%	252.56%
Year Ended October 31, 2008	(8.78)%		81,728	0.59%		4.80%		0.59%	119.38%

HIGH YIELD FIXED INCOME PORTFOLIO
Period Ended October 31, 2006(f)	7.41%		$12,719	1.86%		6.33%		1.86%	13.61%
Year Ended October 31, 2007	6.41%		14,487	1.37%		7.12%		1.37%	30.77%
Year Ended October 31, 2008	(26.32)%		9,862	1.26%		8.06%		1.26%	24.10%

INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
Year Ended October 31, 2004	4.48%		$63,697	0.57%		3.54%		0.57%	50.06%
Year Ended October 31, 2005	0.76	%(d)	32,810	0.49	%(d)	3.85	%(d)	0.58%	107.26%
Year Ended October 31, 2006	5.29%		19,517	0.78%		4.58%		0.78%	236.51%
Year Ended October 31, 2007	8.38%		15,059	0.84%		4.68%		0.84%	219.76%
Year Ended October 31, 2008	(7.08)%		13,531	0.91%		4.15%		0.91%	124.23%

GROWTH PORTFOLIO
Period Ended October 31, 2004(f)	(0.86)%		$49,680	0.72%		0.06%		0.72%	53.08%
Year Ended October 31, 2005	13.59	%(d)	49,415	0.63	%(d)	0.77	%(d)	0.68%	79.54%
Year Ended October 31, 2006	7.53%		59,828	0.69%		0.38%		0.69%	75.06%
Year Ended October 31, 2007	31.11%		89,686	0.62%		0.45%		0.62%	57.04%
Year Ended October 31, 2008	(37.75	)%(e)	81,942	0.62%		0.19%		0.62%	157.87%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2004	20.29%		$220,025	0.94%		1.53%		0.94%	106.11%
Year Ended October 31, 2005	19.54%		230,230	0.84%		1.92%		0.84%	31.32%
Year Ended October 31, 2006	32.79%		333,755	0.86%		2.03%		0.86%	33.39%
Year Ended October 31, 2007	25.17%		455,062	0.79%		2.16%		0.79%	26.08%
Year Ended October 31, 2008	(51.95)%		199,309	0.76%		2.65%		0.76%	28.98%

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2004	5.93%		$359,333	0.88%		(0.52)%		0.88%	81.75%
Year Ended October 31, 2005	14.35	%(d)	218,778	0.85	%(d)	(0.45	)%(d)	0.90%	63.95%
Year Ended October 31, 2006	19.54%		241,495	0.91%		(0.40)%		0.91%	60.83%
Year Ended October 31, 2007	30.54%		224,268	0.91%		(0.55)%		0.91%	69.41%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%		(0.46)%		0.87%	80.42%

VALUE PORTFOLIO
Period Ended October 31, 2004(f)	6.12%		$61,414	0.71%		1.28%		0.71%	10.33%
Year Ended October 31, 2005	15.23	%(d)	54,150	0.64	%(d)	1.15	%(d)	0.69%	16.45%
Year Ended October 31, 2006	22.21%		67,432	0.71%		1.23%		0.71%	20.63%
Year Ended October 31, 2007	10.28%		82,658	0.66%		1.29%		0.66%	18.67%
Year Ended October 31, 2008	(39.91)%		49,663	0.64%		1.54%		0.64%	24.61%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.12%, 0.09%, 0.05%, 0.04% and 0.05% for the Core Plus Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, Growth Portfolio, Opportunity Portfolio and Value Portfolio, respectively.

(e)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

(f)	High Yield Fixed Income Portfolio commenced operations on November 18, 2005.

Growth Portfolio commenced operations on May 7, 2004.

Value Portfolio commenced operations on May 7, 2004.

105	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2008

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name

HSBC Investor Core Plus Fixed Income Portfolio	Core Plus Fixed Income Portfolio
HSBC Investor High Yield Fixed Income Portfolio	High Yield Fixed Income Portfolio
HSBC Investor Intermediate Duration Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio
HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all of their investable assets in the Portfolios. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolios’ Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios may enter into contracts with their service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

          The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Portfolios’ Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natu-

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2008 (continued)

ral disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Exchange Contracts:

          The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts:

          Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. The Core Plus Fixed Income Portfolio and the Intermediate Duration Fixed Income Portfolio had the following open futures contracts at October 31, 2008:

107	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2008 (continued)

	Position	Contracts	Unrealized Appreciation (Depreciation)($)

Core Plus Fixed Income Portfolio
US Treasury Two Year Note Futures Contract expiring December 31, 2008 (Notional Value At $5,155,870)	Long	24	63,375

US Treasury Ten Year Note Futures Contract expiring December 31, 2008 (Notional Value At $7,463,156)	Short	66	165,516

Intermediate Duration Fixed Income Portfolio
US Treasury Two Year Note Futures Contract expiring December 31, 2008 (Notional Value At $1,288,969)	Long	6	15,844

US Treasury Ten Year Note Futures Contract expiring December 31, 2008 (Notional Value At $1,356,938)	Short	12	30,094

Mortgage Dollar Roll Transactions:

          The Core Plus Fixed Income Portfolio, the High Yield Fixed Income Portfolio and the Intermediate Duration Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee.

Restricted and Illiquid Securities:

          A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At October 31, 2008 the HSBC Core Plus Fixed Income Portfolio held restricted securities that were illiquid, representing 0.03% of net assets, as follows:

Security Name	Acquisition Date	Acquisition Cost($)	Principal Amount($)	Value($)

DLJ Mortgage Acceptance Corp. IO, Series 1997-CFI, Class S, 1.19%, 5/15/30	5/16/1997	1,344	17,984	1

FHA Weyerhauser, 7.43%, 1/1/24	3/28/2002	24,933	26,158	26,158

GS Mortgage Securities Corp. IO, Series 1997-GL, Class X2, 0.29 7/13/30	8/14/1997	1,349	35,694	414

Repurchase Agreements:

          The Portfolios may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer’’ (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Portfolios’ Custodian or another qualified Custodian or in the Federal Reserve/Treasury book-entry system. In the event of counter-party default, the Portfolio has the right to use the collateral to offset losses incurred. There is a potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Portfolio seeks to assert its rights.

HSBC INVESTOR PORTFOLIOS	108

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2008 (continued)

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          In addition, effective April 30, 2008, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Portfolios’ net assets or results of operations.

New Accounting Pronouncements:

          In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective November 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

          In March 2008, the FASB issued the SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact, the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

109	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2008 (continued)

3.	Related Party Transactions:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments, except that Winslow Capital Management, Inc., AllianceBernstein Investment Research and Management, Westfield Capital Management, LLC and NWQ Investment Management Co., LLC serve as Sub-Investment Advisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

          For its services, the Investment Adviser receives a fee, accrued daily and paid monthly, at an annual rate of 0.60% of the High Yield Fixed Income Portfolio’s average daily net assets and 0.40% of the Intermediate Duration Fixed Income Portfolio’s average daily net assets. Halbis Capital Management, a wholly owned subsidiary of Halbis Capital Management (UK) Limited an affiliate of the Investment Adviser, serves as the Sub-Investment Advisor and is paid by the Investment Adviser.

For its services as Investment Adviser, HSBC receives, from the Core Plus Fixed Income Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $50 million	0.575%
In excess of $50 million but not exceeding $95 million	0.450%
In excess of $95 million but not exceeding $150 million	0.200%
In excess of $150 million but not exceeding $250 million	0.400%
In excess of $250 million	0.350%

          Effective May 12, 2008, Winslow Capital Management, Inc. (“Winslow”) serves as the Sub-Adviser to the Growth Portfolio. For their services, the Investment Adviser and Winslow Capital Management, Inc. receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Sub-Advised HSBC Investor Family of Funds Average Daily Net Assets of	Fee Rate

Up to $250 million	0.400%
In excess of $250 million but not exceeding $500 million	0.350%
In excess of $500 million but not exceeding $750 million	0.300%
In excess of $750 million but not exceeding $1 billion	0.250%
In excess of $1 billion	0.200%

          Prior to May 12, 2008, Waddell and Reed Investment Management Company(“Waddell & Reed”) served as the Sub-Adviser to the Growth Portfolio. For their services, the Investment Adviser and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $50 million	0.500%
In excess of $50 million but not exceeding $100 million	0.425%
In excess of $100 million but not exceeding $200 million	0.375%
In excess of $200 million	0.325%

          For their services, the Investment Adviser and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.925%
In excess of $25 million but not exceeding $50 million	0.79%
In excess of $50 million but not exceeding $100 million	0.70%
In excess of $100 million	0.61%

HSBC INVESTOR PORTFOLIOS	110

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2008 (continued)

          For their services, the Investment Adviser and Westfield Capital Management, LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $12 billion	0.0525%
In excess of $12 billion	0.0350%

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio’’), a wholly-owned subsidiary of The Citigroup, Inc., serves as the Portfolio Trust’s Sub-Administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolios and Citi Ohio (the “CCO Agreement’’), Citi Ohio makes an employee available to serve as the Portfolios’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $250,800 for the year ended October 31, 2008, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Service.’’ Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

Fund Accounting and Trustee:

          Citi Ohio provides fund accounting services for the Portfolios. For its services to the Portfolios, Citi Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

          Effective April 1, 2008 each of the non-interested Trustees are compensated with a $60,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

          Prior to April 1, 2008 each of the non-interested Trustees were compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also received a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee received compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees were reimbursed for certain expenses incurred in connection with their Board membership.

111	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2008 (continued)

4.	Investment Transactions:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2008 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government

Core Plus Fixed Income Portfolio	$69,036,342	$80,690,896	$49,065,754	$55,677,401
High Yield Fixed Income Portfolio	3,234,787	3,081,017	—	—
Intermediate Duration Fixed Income Portfolio	8,739,811	10,328,525	7,299,067	6,054,432
Growth Portfolio	161,944,892	127,516,379	—	—
International Equity Portfolio	100,701,900	116,158,373	—	—
Opportunity Portfolio	147,097,284	172,313,505	—	—
Value Portfolio	18,574,861	16,117,722	—	—

5.	Federal Income Tax Information:

At October 31, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*

Core Plus Fixed Income Portfolio	$118,920,436	$404,331	$(13,181,862)	$(12,777,531)
High Yield Fixed Income Portfolio	14,005,674	—	(4,456,761)	(4,456,761)
Intermediate Duration Fixed Income Portfolio	20,454,405	65,632	(1,712,397)	(1,646,765)
Growth Portfolio	104,366,399	1,301,129	(21,361,373)	(20,060,244)
International Portfolio	319,238,690	4,981,933	(127,033,651)	(122,051,718)
Opportunity Portfolio	160,227,856	5,851,082	(37,493,204)	(31,642,122)
Value Portfolio	62,715,935	4,905,550	(17,374,375)	(12,468,825)

*	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales.

6.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the Portfolios as described in footnote 3, reached a settlement with the Securities and Exchange Commission (“the SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Portfolios’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. While the Portfolios’ management is currently unable to determine the impact, if any, of such matters on the Portfolios or the Portfolios’ financial statements, management does not anticipate a material, adverse impact to the Portfolios or the Portfolios’ financial statements.

7.	Subsequent Event:

HSBC Investor Core Plus Fixed Income Portfolio HSBC Investor High Yield Fixed Income Portfolio HSBC Investor Intermediate Duration Fixed Income Portfolio (the “Fixed Income Portfolios”)

          Each of the Fixed Income Portfolios is currently sub-advised by Halbis Capital Management (USA) Inc. (“Halbis”), an affiliate of the Portfolios’ investment adviser, HSBC Global Asset Management (USA) Inc. (the “Adviser”).

HSBC INVESTOR PORTFOLIOS	112

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2008 (continued)

          Due to changes in its U.S. business model, Halbis has determined to resign as sub-adviser to the Fixed Income Portfolios effective January 31, 2009. The Adviser is actively exploring options for the Fixed Income Portfolios. Options under consideration are reorganizing the Fixed Income Portfolios into an unaffiliated fund family or liquidation of the Fixed Income Portfolios.

          The Adviser anticipates presenting its recommendations to the Board of Trustees of the Fixed Income Portfolios in the near future. Once the Board of Trustees has made a determination as to the course of action, the Adviser will provide notice to the shareholders.

113	HSBC INVESTOR PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
HSBC Investor Portfolios:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Portfolios – HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and HSBC Investor Value Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2008, and the related statements of operations for the year then ended, the changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with custodians and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
December 19, 2008

HSBC INVESTOR PORTFOLIOS	114

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2008

As a shareholder of the HSBC Investor Portfolios (“Portfolios”), you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08 - 10/31/08	Annualized Expense Ratio During Period 5/1/08 - 10/31/08

Core Plus Fixed Income Portfolio	$1,000.00	$920.30	$2.90	0.60%
High Yield Fixed Income Portfolio	1,000.00	750.40	5.63	1.28%
Intermediate Duration Fixed Income Portfolio	1,000.00	943.70	4.49	0.92%
Growth Portfolio	1,000.00	679.10	2.70	0.64%
International Equity Portfolio	1,000.00	538.60	2.86	0.74%
Opportunity Portfolio	1,000.00	664.50	3.64	0.87%
Value Portfolio	1,000.00	670.60	2.73	0.65%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

115	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2008 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08 - 10/31/08	Annualized Expense Ratio During Period 5/1/08 - 10/31/08

Core Plus Fixed Income Portfolio	$1,000.00	$1,022.12	$3.05	0.60%
High Yield Fixed Income Portfolio	1,000.00	1,018.70	6.50	1.28%
Intermediate Duration Fixed Income Portfolio	1,000.00	1,020.51	4.67	0.92%
Growth Portfolio	1,000.00	1,021.92	3.25	0.64%
International Equity Portfolio	1,000.00	1,021.42	3.76	0.74%
Opportunity Portfolio	1,000.00	1,020.76	4.42	0.87%
Value Portfolio	1,000.00	1,021.87	3.30	0.65%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR PORTFOLIOS	116

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment company act of 1940, as amended, of the Funds. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served with the Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

NON-INTERESTED TRUSTEE

Marcia L. Beck P.O. Box 182845 Columbus, OH 43218 Date of Birth: October 29, 1955	Trustee	Indefinite; June 2008 to present	Private Investor; Executive Vice President and Chief Operating Officer of Prudential Investments (1997-1999)	40	None

Susan S. Huang P.O. Box 182845 Columbus, OH 43218 Date of Birth: May 14, 1954	Trustee	Indefinite; June 2008 to present	Investment Consultant, self employed (2001 to present); Senior Vice President, Schroeder Investment Management (2001 - 2004)	40	United Church Foundation; Huntington’s Disease Society; Second Congregational Church (Greenwich) Endowment, Inc.

Alan S. Parsow P.O. Box 182845 Columbus, OH 43218 Date of Birth: January 16, 1950	Trustee	Indefinite; 1987 to present	General Partner of Elkhorn Partners, L.P. (a private investment partnership) (since 1989)	40	None

Thomas F. Robards P.O. Box 182845 Columbus, OH 43218 Date of Birth: June 10, 1946	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (2005-present); Chief Financial Officer, American Museum of Natural History (2003 to 2004)	40	Ellington Financial LLC and Overseas Shipholding Group

Larry M. Robbins P.O. Box 182845 Columbus, OH 43218 Date of Birth: December 12, 1938	Trustee	Indefinite; 1987 to present	Private Investor; Director, Center for Teaching and Learning, University of Pennsylvania (1999-2006)	40	None

Michael Seely P.O. Box 182845 Columbus, OH 43218 Date of Birth: June 7, 1945	Trustee	Indefinite; 1987 to present	Private Investor; Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	40	None

INTERESTED TRUSTEE

Stephen J. Baker** P.O. Box 182845 Columbus, OH 43218 Date of Birth: June 23, 1956	Trustee	Indefinite; 2004 to present	Chief Executive Officer, HSBC Global Asset Management (USA) Inc. and Executive Vice President, HSBC (USA), N.A. (2003 to present); Chief Executive Officer, HSBC Asset Management (Canada) Limited (1998 to 2003)	40	None

*	Includes both the fund and the underlying Portfolio for Funds with a master/feeder structure.

**	Mr. Baker is an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with the Adviser.

117	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (unaudited) (continued)

The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

Name, Address, and Age/Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served With the Funds	Principal Occupation(s) During Past 5 Years

Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Date of Birth: October 8, 1958	President	Indefinite; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 to present)

Elba L. Vasquez 452 Fifth Avenue New York, NY 10018 Date of Birth: December 14, 1961	Vice President	Indefinite; 2006 to present	Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2005 to present); Vice President of Client Services, Citi (1996 to 2005)

Troy Sheets* 3435 Stelzer Road Columbus, OH 43219-3035 Date of Birth: May 29, 1971	Treasurer	Indefinite; 2004 to present	Senior Vice President, Citi (2002 to present)

Jennifer A English* 100 Summer Street Suite 1500 Boston, MA 02110 Date of Birth: March 5, 1972	Secretary	Indefinite; September 2008 to present	Vice President, Regulatory Administration, Citi (2005 to present); Assistant Vice President and Assistant Counsel, PFPC, Inc. (2002-2005)

F. Martin Fox 100 Summer Street Suite 1500 Boston, MA 02110 Date of Birth: May 5, 1963	Assistant Secretary	Indefinite; September 2008 to present	Assistant Vice President, Regulatory Administration, Citi (May 2008 to present); Contract Attorney, Update Legal LLC (2002 to 2008)

Frederick J. Schmidt* 585 Stewart Avenue Garden City, NY 11530 Date of Birth: July 10, 1959	Chief Compliance Officer	Term expires 2009; 2004 to present	Senior Vice President and Chief Compliance Officer, CCO Services, Citi (2004 to present); President, FJS Associates (2002 to 2004)

*	Mr. Sheets, Mr. Schmidt and Ms. English also are officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC INVESTOR PORTFOLIOS	118

Other Information:

          A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund’s website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov. A copy of the Fund’s voting record for the most recent 12 month period ending June 30 is available at the Commission’s website at http://www.sec.gov.

          Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund’s website at www.investorfunds.us.hsbc.com and on the Commission’s web-site at http://www.sec.gov.

          An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

119	HSBC INVESTOR PORTFOLIOS

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HSBC INVESTOR FAMILY OF FUNDS:	SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
INVESTMENT ADVISER AND ADMINISTRATOR	HSBC Securities (USA) Inc. Clients
HSBC Global Asset Management (USA) Inc.	HSBC Bank USA, N.A.
452 Fifth Avenue	452 Fifth Avenue
New York, NY 10018	New York, NY 10018
1-888-525-5757
SUB-ADVISERS
HSBC Investor Growth Portfolio	For All Other Shareholders
Winslow Capital Management, Inc.	HSBC Investor Funds
4720 IDS Tower	P.O. Box 182845
80th South Eighth Street	Columbus, OH 43218-2845
Minneapolis, MN 55402	1-800-782-8183

HSBC Investor International Equity Portfolio	TRANSFER AGENT AND SPONSOR
AllianceBernstein Investment Research and Management	Citi Fund Services
1345 Avenue of the Americas, 39th Floor	3435 Stelzer Road
New York, NY 10105	Columbus, OH 43219

HSBC Investor Mid-Cap Fund	DISTRIBUTOR
Munder Capital Management	Foreside Distribution Services, L.P.
Munder Capital Center	690 Taylor Road, Suite 150
480 Pierce Street	Gahanna, Ohio 43230-3202
Birmingham, MI 48009-6063
CUSTODIAN
HSBC Investor Opportunity Portfolio	HSBC Investor Core Plus Fixed Income Portfolio
Westfield Capital Management, LLC	HSBC Investor New York Tax-Free Bond Fund
One Financial Center	HSBC Investor High Yield Fixed Income Portfolio
Boston, MA 02111	HSBC Investor Intermediate Duration Fixed Income Portfolio
HSBC Investor Value Portfolio	HSBC Investor Growth Portfolio
NWQ Investment Management Co., LLC	HSBC Investor Growth and Income Fund
2049 Century Park East, 16th Floor	HSBC Investor International Equity Portfolio
Los Angeles, CA 90067	HSBC Investor Mid-Cap Fund
HSBC Investor Opportunity Portfolio
HSBC Investor Core Plus Fixed Income Portfolio	HSBC Investor Value Portfolio
HSBC Investor High Yield Fixed Income Portfolio	The Northern Trust Company
HSBC Investor Intermediate Duration Fixed Income Portfolio	50 South LaSalle Street Chicago, IL 60603
HSBC Investor New York Tax-Free Bond Fund
Halbis Capital Management (USA) Inc.	INDEPENDENT REGISTERED PUBLIC
452 Fifth Avenue, 18th Floor	ACCOUNTING FIRM
New York, NY 10018	KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-0008	12/08

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(i).

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,
2007	$305,380
2008	$303,300

(b) Audit-Related Fees,
2007	$14,000
2008	$10,200

2007 – Fees of $14,000 relate to the consent of N-1A filing and the consent of the N-14 filing for the Conservative Income Strategy Fund and the Conservative Growth Strategy Fund.

2008 – Fees of $10,200 relate to the consent of N-1A filing and the consent of the N-14 filing for the Growth and Income Fund and the Growth Fund.

(c) Tax Fees,
2007	$162,068
2008	$161,500

Tax fees for both 2007 and 2008 relate to the preparation of the Fund's federal and state income, excise tax calculations and the review of capital gain and income distribution calculations.

(d) All Other Fees,
2007	$0
2008	$0

     (e)(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must preapprove all audit and non-audit services by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b) – (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees.
2007	$176,068
2008	$171,700

           (h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		HSBC ADVISOR FUNDS TRUST

By (Signature and Title)*		/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 23, 2008

By (Signature and Title)*		/s/ Troy A. Sheets
Troy A. Sheets
Treasurer

Date	December 23, 2008

* Print the name and title of each signing officer under his or her signature.